UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22311

Schwab Strategic Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices)      (Zip code)

Marie Chandoha

Schwab Strategic Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1:	Report(s) to Shareholders.

Annual Report  |  December 31, 2017
Schwab Fixed-Income ETFs

Schwab U.S. TIPS ETF™	SCHP
Schwab Short-Term U.S. Treasury ETF™	SCHO
Schwab Intermediate-Term U.S. Treasury ETF™	SCHR
Schwab U.S. Aggregate Bond ETF™	SCHZ

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: SEI Investments Distribution Co. (SIDCO)

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.
Total Returns for the 12 Months Ended December 31, 2017
Schwab U.S. TIPS ETF (Ticker Symbol: SCHP)
Market Price Return[1]	3.02%
NAV Return[1]	2.95%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	3.01%
ETF Category: Morningstar Inflation-Protected Bond[2]	2.72%
Performance Details	pages 8-9

Schwab Short-Term U.S. Treasury ETF (Ticker Symbol: SCHO)
Market Price Return[1]	0.33%
NAV Return[1]	0.35%
Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index	0.42%
ETF Category: Morningstar Short Government[2]	0.56%
Performance Details	pages 10-11

Schwab Intermediate-Term U.S. Treasury ETF (Ticker Symbol: SCHR)
Market Price Return[1]	1.59%
NAV Return[1]	1.54%
Bloomberg Barclays U.S. 3-10 Year Treasury Bond Index	1.58%
ETF Category: Morningstar Intermediate Government[2]	1.58%
Performance Details	pages 12-13

Schwab U.S. Aggregate Bond ETF (Ticker Symbol: SCHZ)
Market Price Return[1]	3.50%
NAV Return[1]	3.46%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%
ETF Category: Morningstar Intermediate-Term Bond[2]	3.71%
Performance Details	pages 14-15
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
TIPS generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays Bank PLC (Barclays), own all proprietary rights in the Bloomberg Barclays Indices. The funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the funds. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
Clever sayings about the financial markets are often popular, but rarely do they lead to consistent investing success. “Don’t fight the Fed” is one such expression. For decades, it has been used as an argument for reducing exposure to stocks and bonds at times when the Federal Reserve (Fed) is raising short-term interest rates. The latest rate-hike cycle that began in December 2015 has some market watchers repeating the saying once again.
At Charles Schwab Investment Management, we believe investors should ignore this kind of noise and focus instead on positioning their portfolios for the long term. Part of the reason for this is that financial markets respond to a number of factors and they are often hard to predict. In the case of the increases in short-term rates over 2017, long-term rates generally held steady, due in part to muted inflation.
Despite the fact that the Fed was increasing short-term interest rates during 2017, most fixed-income investments generated positive performance last year, and those held by the Schwab Fixed-Income ETFs were no exception. All four of the funds produced positive returns, led by the 3.50% gain of the Schwab U.S. Aggregate Bond ETF.
Last year’s performance serves as another reminder that an allocation to fixed income can make sense as part of an investor’s diversified portfolio. In fact, demand for bonds may hold steady for some time, even if higher inflation mutes returns in the near term. The reality is Americans are aging rapidly, with the population of U.S. residents age 65 or older growing by more than 40% since 2000.1 Because individuals tend to take on a more conservative investing approach as they get closer to retirement, we believe this generational wave will continue to turn to bonds and other income-generating assets to fund their spending in retirement.
At Charles Schwab Investment Management, we strive to help you maintain this kind of long-term perspective so that you can meet your financial goals. It’s one of the reasons, along with our lineup of low-cost investment products, that we continue to garner recognition as a trusted asset manager. Last year, Morningstar selected us as one of “9 Partners for the Next Decade,”2 reflecting our ability to adapt prudently to the changing competitive
Management views may have changed since the report date.
[1]	U.S. Census Bureau, 2017.
[2]	Morningstar, “9 Partners for the Next Decade.” Laura Pavlenko Lutton and Greggory Warren, CFA: April 27, 2017. Morningstar looked collectively across four traits (differentiation, low costs, repeatable investment processes, and adaptable business models) to identify firms that they believe are representative of these trends.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
From the President (continued)

“ All four of the funds produced positive returns, led by the 3.50% gain of the Schwab U.S. Aggregate Bond ETF.”
landscape, as well as our differentiation, low costs, and repeatable investment processes. While we’re proud of such achievements, most importantly, we’re honored to serve our investors.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Fixed-Income ETFs, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
The Investment Environment

Over the 12-month reporting period ended December 31, 2017, fixed-income markets generated positive returns as bond yields remained low, even with several short-term interest rate increases by the Federal Reserve (Fed). (Bond yields and bond prices move in opposite directions.) Global growth strengthened, with the world’s economies growing in sync for the first time since before the financial crisis, and volatility fell to historically low levels. In this environment, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54%, while the Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index and the Bloomberg Barclays U.S. 3-10 Year Treasury Bond Index returned 0.42% and 1.58%, respectively. Over the same period, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) returned 3.01%.
Economies around the globe strengthened and grew over the reporting period, and the U.S. was no exception. U.S. unemployment remained low, measuring below 5.0% for the entire reporting period and held at a 17-year low in December, while wage growth began to pick up toward the end of the year. Corporate profits came in strong and better than expected for most companies each quarter, and the U.S. consumer generally remained optimistic, as measurements of both consumer confidence and consumer sentiment remained near record high levels throughout the reporting period. In addition, after a disappointing start to 2017, U.S. real gross domestic product (GDP) rose from slightly over 1% to above 3% in both the second and third quarters.
During 2017, the Fed continued to take steps toward a more normalized monetary policy environment. Even with low levels of inflation, the Fed raised short-term interest rates in March, June, and December, each time by 0.25%, with the federal funds rate ending the reporting period in a range of 1.25% to 1.50%. The March increase was largely unexpected by the markets until about two weeks prior, resulting in a sharp increase in short-term yields. The remaining two interest rate hikes of the year were generally anticipated, and short-term yields rose more gradually as a result. Additionally, the Fed announced plans in June to begin reducing the size of its approximately $4.5 trillion balance sheet in late 2017 by allowing securities to mature without reinvesting the proceeds. This process began in October, and as expected, proved to be
Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and 10-Year Treasuries

Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
The Investment Environment (continued)

uneventful in the final months of the year. Both the short-term rate increases and the balance sheet unwinding signaled the Fed’s continued confidence in the U.S. and overall global economy.
Outside the U.S., monetary policies remained relatively accommodative amid low inflation, though some central banks did take steps toward tighter policies. The European Central Bank left interest rates unchanged and announced that while it would begin to slow the pace of its bond purchases, it would continue the bond buying program through September 2018. The Bank of England raised its benchmark rate for the first time in 10 years to 0.50% in early November, with expectations for only two additional increases by the end of 2020. Meanwhile, the Bank of Japan maintained negative interest rates and continued to use yield curve management as a policy tool.
During the 12-month reporting period, the U.S. bond yield curve flattened and yields remained low relative to historical averages. Short-term yields, which are directly influenced by central bank policy, rose in response to the federal funds rate increases in March, June, and December. Longer-term yields, by comparison, are driven more by economic growth and inflation expectations. Despite steady economic growth over 2017, inflation remained muted and longer-term yields were generally range bound.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Fund Management

Matthew Hastings, CFA, Vice President and Head of Taxable Bond Strategies, leads the portfolio management team for Schwab Fixed-Income ETFs and Schwab’s taxable bond funds. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1999, Mr. Hastings was in fixed-income sales and trading at Lehman Brothers. He has worked in the fixed-income securities industry since 1996.

Steven Hung, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab U.S. Aggregate Bond ETF. His primary focus is corporate bonds. Prior to joining CSIM in 1999, Mr. Hung was an associate in Schwab’s management training program for nine months. In that role, he worked as a clerk on the Options Trading Floor of the Pacific Coast Stock Exchange.

Mark McKissick, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds. His primary focus is taxable government securities. Prior to joining CSIM in 2016, Mr. McKissick worked for 17 years at Denver Investments, most recently as a director of fixed income and portfolio manager. He has worked in the fixed-income securities industry since 1992.

Alfonso Portillo, Jr., Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab U.S. Aggregate Bond ETF. His primary focus is securitized products. Prior to joining CSIM in 2007, Mr. Portillo worked for ten years at Pacific Investment Management Company, most recently as a vice president and member of the mortgage- and asset-backed portfolio management team. He has worked in fixed-income asset management since 1996.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab U.S. TIPS ETF

The Schwab U.S. TIPS ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the index). To pursue this investment objective, the fund generally invests in all of the securities in approximately the same weight as represented by the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Despite three quarter-point rate hikes to the federal funds target rate over the reporting period and the Federal Reserve’s commencement of its balance sheet reduction program in October, inflation fell over 2017. Inflation concerns, however, began rising as of mid-year. This, along with a continuing recovery of commodity prices—particularly oil—resulted in continued demand of U.S. Treasury Inflation-Protected Securities (TIPS). The increased demand caused TIPS prices to rise, resulting in lower real yields. Relative to non-inflation protected securities, shorter-maturity TIPS generally outperformed U.S. Treasuries for the reporting period, although 30-year TIPS underperformed.
Performance. For the 12 months ended December 31, 2017, the fund’s market price return was 3.02% and its NAV return was 2.95% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 3.01% during the same period.
Contributors and Detractors. The fund closely tracked the performance of the index for the 12-month reporting period. Regardless of their maturities, all TIPS produced positive results for the reporting period, but those with shorter durations performed better than those with longer durations. A meaningful portion of TIPS’ price return over the year was due to principal adjustments for inflation throughout the year.
Portfolio Composition % of Investments1
By Security Type2

Weighted Average Maturity[4]	8.3 Yrs
Weighted Average Duration[4]	7.6 Yrs
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
TIPS generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security type by the investment adviser.
[3]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[4]	See Glossary for definitions of maturity and duration.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab U.S. TIPS ETF
Performance and Fund Facts as of December 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 5, 2010 – December 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. TIPS ETF (8/5/2010)
Market Price Return[2]	3.02%	0.08%	2.87%
NAV Return[2]	2.95%	0.07%	2.87%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	3.01%	0.13%	2.96%
ETF Category: Morningstar Inflation-Protected Bond[3]	2.72%	-0.18%	N/A
Fund Expense Ratio[4]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays Bank PLC (Barclays), own all proprietary rights in the Bloomberg Barclays Indices. The fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
*	Inception (8/5/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Short-Term U.S. Treasury ETF

The Schwab Short-Term U.S. Treasury ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Bloomberg Barclays U.S. 1–3 Year Treasury Bond Index (the index). To pursue this investment objective, the fund generally invests in a representative sample of securities in the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. U.S. bonds posted positive returns for 2017. Interest rates rose across the U.S. Treasury curve in the first part of the year on expectations that the new presidential administration would enact stimulative economic policies. In March, the Federal Reserve (Fed) raised the federal funds target rate by 0.25%, followed by two additional quarter-point hikes in June and December. In October, the Fed began instituting its balance sheet reduction program. With steady growth and strong employment throughout the year, as well as growing momentum behind tax reform expected to stimulate growth and inflation, volatility remained low, and gross domestic product (GDP) growth and core inflation did not appear to be at risk of sustained declines.
Over the reporting period, yields on short-term Treasuries rose steadily, with the steepest increases occurring in the last four months of the year. The yield on the 1-year Treasury bill began 2017 at 0.89% and ended it at 1.76%; the yield on the 2-year Treasury note rose from 1.22% to 1.89% over the year; and the yield on the 3-year Treasury note rose from 1.50% to 1.98%, with the spread between the 1-year and 3-year yields narrowing from 0.61% to 0.22% over the year.
Performance. For the 12 months ended December 31, 2017, the fund’s market price return was 0.33% and its NAV return was 0.35% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 0.42% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The fund closely tracked the performance of the index for the 12-month reporting period. Coupon income generated by holdings contributed positively to the performance of both the index and the fund, more than offsetting the overall impact of negative price returns that detracted from performance.
Portfolio Composition % of Investments1
By Security Type2

Weighted Average Maturity[4]	2.0 Yrs
Weighted Average Duration[4]	2.0 Yrs
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security type by the investment adviser.
[3]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[4]	See Glossary for definitions of maturity and duration.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Short-Term U.S. Treasury ETF
Performance and Fund Facts as of December 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 5, 2010 – December 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Short-Term U.S. Treasury ETF (8/5/2010)
Market Price Return[2]	0.33%	0.49%	0.59%
NAV Return[2]	0.35%	0.47%	0.59%
Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index	0.42%	0.57%	0.68%
ETF Category: Morningstar Short Government[3]	0.56%	0.33%	N/A
Fund Expense Ratio[4]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays Bank PLC (Barclays), own all proprietary rights in the Bloomberg Barclays Indices. The fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
*	Inception (8/5/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Intermediate-Term U.S. Treasury ETF

The Schwab Intermediate-Term U.S. Treasury ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Bloomberg Barclays U.S. 3–10 Year Treasury Bond Index (the index). To pursue this investment objective, the fund generally invests in a representative sample of securities included in the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. U.S. bonds posted positive returns for 2017. Interest rates rose across the U.S. Treasury curve in the first part of the year on expectations that the new presidential administration would enact stimulative economic policies. In March, the Federal Reserve (Fed) raised the federal funds target rate by 0.25%, followed by two additional quarter-point hikes in June and December. In October, the Fed began instituting its balance sheet reduction program. With steady growth and strong employment throughout the year, as well as growing momentum behind tax reform expected to stimulate growth and inflation, volatility remained low, and gross domestic product (GDP) growth and core inflation did not appear to be at risk of sustained declines.
Over the reporting period, yields on intermediate-term Treasuries rose relatively steadily, with the steepest increases occurring in the last four months of the year. The yield on the 3-year Treasury note began 2017 at 1.50% and ended it at 1.98%, with fairly low volatility. The yield on the 5-year Treasury note was more volatile during the first half of the year, beginning the year at 1.94%, rising to 2.14% in mid-March before hitting its one-year low of 1.63% in early September, then rising steadily to 2.20% by year-end. The yield on the 10-year Treasury was flatter, beginning the year at 2.45%, hitting its one-year high of 2.62% in mid-March and its one-year low of 2.05% in early September, and closing out the year at 2.40%, just slightly lower than where it began.
Performance. For the 12 months ended December 31, 2017, the fund’s market price return was 1.59% and its NAV return was 1.54% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 1.58% during the same period.
Contributors and Detractors. The fund closely tracked the performance of the index for the 12-month reporting period. Coupon income generated by holdings contributed positively to the performance of both the index and the fund, more than offsetting the overall impact of negative price returns that detracted from performance.
Portfolio Composition % of Investments1
By Security Type2

Weighted Average Maturity[4]	5.6 Yrs
Weighted Average Duration[4]	5.2 Yrs
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security type by the investment adviser.
[3]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[4]	See Glossary for definitions of maturity and duration.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Intermediate-Term U.S. Treasury ETF
Performance and Fund Facts as of December 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 5, 2010 – December 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Intermediate-Term U.S. Treasury ETF (8/5/2010)
Market Price Return[2]	1.59%	1.14%	2.32%
NAV Return[2]	1.54%	1.12%	2.33%
Bloomberg Barclays U.S. 3-10 Year Treasury Bond Index	1.58%	1.21%	2.44%
ETF Category: Morningstar Intermediate Government[3]	1.58%	1.05%	N/A
Fund Expense Ratio[4]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays Bank PLC (Barclays), own all proprietary rights in the Bloomberg Barclays Indices. The fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
*	Inception (8/5/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab U.S. Aggregate Bond ETF

The Schwab U.S. Aggregate Bond ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Bloomberg Barclays U.S. Aggregate Bond Index (the index). To pursue this investment objective, the fund generally invests in a representative sample of securities included in the index. In addition, for the 12-month reporting period ended December 31, 2017, the fund also held positions in TBAs, or “to be announced” securities. TBAs are mortgage-backed bonds that settle on a forward date and are used to gain exposure to the mortgage market. The average month-end position in these securities was 5.4% of the fund, with a minimum exposure of 3.8% and a maximum exposure of 6.2%. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. U.S. bonds posted positive returns for 2017. Interest rates across the U.S. Treasury curve rose in the first quarter on expectations that the new presidential administration would enact stimulative economic policies. In March, the Federal Reserve (Fed) raised the federal funds target rate by 0.25%, followed by two additional quarter-point hikes in June and December. In October, the Fed began instituting its balance sheet reduction program. With steady growth and strong employment throughout the year, as well as growing momentum behind tax reform expected to stimulate growth and inflation, volatility remained low, and GDP growth and core inflation did not appear to be at risk of sustained declines.
The yield on the 10-year Treasury note began the year at 2.45% and ended at 2.40%; the yield on the 30-year Treasury bond fell from 3.04% to 2.74% over the year; while the yield on the 2-year Treasury note rose from 1.22% to 1.89%, leading to a substantial flattening of the yield curve.
Performance. For the 12-month reporting period, the fund’s market price return was 3.50% and its NAV return was 3.46% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 3.54% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The fund closely tracked the performance of the index for the 12-month reporting period, which meant keeping the fund’s credit quality, duration, and sector allocations aligned to the index. Treasury yields provided a positive price return for the fund, with coupon income generated by the fund’s holdings significantly boosting fund performance, even after accounting for the effects of principal payments on the fund’s mortgage-backed securities.
Portfolio Composition % of Investments1
By Security Type2

Weighted Average Maturity[6]	8.2 Yrs
Weighted Average Duration[6]	5.9 Yrs
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security type by the investment adviser.
[3]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 5.3% of total investments on December 31, 2017.
[4]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[5]	Less than 0.05%.
[6]	See Glossary for definitions of maturity and duration.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab U.S. Aggregate Bond ETF
Performance and Fund Facts as of December 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (July 14, 2011 – December 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. Aggregate Bond ETF (7/14/2011)
Market Price Return[2]	3.50%	2.04%	2.73%
NAV Return[2]	3.46%	2.02%	2.75%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	2.86%
ETF Category: Morningstar Intermediate-Term Bond[3]	3.71%	2.05%	N/A
Fund Expense Ratio[4]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays Bank PLC (Barclays), own all proprietary rights in the Bloomberg Barclays Indices. The fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
*	Inception (7/14/11) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2017 and held through December 31, 2017.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 7/1/17	Ending Account Value (Net of Expenses) at 12/31/17	Expenses Paid During Period 7/1/17-12/31/17[2]
Schwab U.S. TIPS ETF
Actual Return	0.05%	$1,000.00	$1,021.10	$0.25
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab Short-Term U.S. Treasury ETF
Actual Return	0.06%	$1,000.00	$ 999.30	$0.30
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31
Schwab Intermediate-Term U.S. Treasury ETF
Actual Return	0.06%	$1,000.00	$ 998.80	$0.30
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31
Schwab U.S. Aggregate Bond ETF
Actual Return	0.04%	$1,000.00	$1,011.80	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by 365 days of the fiscal year.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab U.S. TIPS ETF
Financial Statements
Financial Highlights
	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13
Per-Share Data
Net asset value at beginning of period	$54.84	$53.15	$54.11	$52.92	$58.31
Income (loss) from investment operations:
Net investment income (loss)	1.17 [1]	0.99 [1]	0.17 [1]	0.64	0.28
Net realized and unrealized gains (losses)	0.43	1.46	(0.98)	1.26	(5.32)
Total from investment operations	1.60	2.45	(0.81)	1.90	(5.04)
Less distributions:
Distributions from net investment income	(1.05)	(0.76)	(0.15)	(0.71)	(0.35)
Net asset value at end of period	$55.39	$54.84	$53.15	$54.11	$52.92
Total return	2.95%	4.60%	(1.50%)	3.56%	(8.66%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05% [2]	0.07%	0.07%	0.07%	0.07%
Net investment income (loss)	2.13%	1.78%	0.31%	1.10%	0.51%
Portfolio turnover rate[3]	19%	16%	19%	20%	20%
Net assets, end of period (x 1,000)	$2,880,386	$1,614,977	$815,816	$549,259	$399,564

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/17 is a blended ratio.
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. TIPS ETF
Portfolio Holdings as of December 31, 2017

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description if available; if not the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 99.7% of net assets
U.S. Treasury Inflation Protected Securities
2.13%, 01/15/19	37,055,018	37,832,750
0.13%, 04/15/19	130,820,105	130,557,446
1.88%, 07/15/19	42,101,958	43,422,855
1.38%, 01/15/20	51,059,924	52,405,145
0.13%, 04/15/20	131,029,237	130,793,513
1.25%, 07/15/20	78,467,073	81,049,361
1.13%, 01/15/21	89,754,161	92,463,815
0.13%, 04/15/21	113,928,893	113,492,342
0.63%, 07/15/21	95,273,651	97,131,766
0.13%, 01/15/22	105,159,550	104,779,630
0.13%, 04/15/22	110,891,362	110,141,389
0.13%, 07/15/22	108,465,266	108,387,264
0.13%, 01/15/23	108,969,296	108,181,907
0.38%, 07/15/23	108,086,127	108,957,896
0.63%, 01/15/24	107,834,354	109,775,484
0.13%, 07/15/24	105,965,645	104,761,167
0.25%, 01/15/25	106,229,834	105,336,063
2.38%, 01/15/25	69,745,260	79,506,386
0.38%, 07/15/25	106,100,290	106,311,240
0.63%, 01/15/26	95,559,896	97,134,761
2.00%, 01/15/26	50,804,178	57,164,670
0.13%, 07/15/26	89,604,900	87,594,621
0.38%, 01/15/27	88,916,140	88,328,361
2.38%, 01/15/27	40,876,299	47,850,331
0.38%, 07/15/27	87,804,199	87,380,756
1.75%, 01/15/28	40,773,933	45,851,939
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.63%, 04/15/28	34,451,789	45,267,059
2.50%, 01/15/29	39,484,021	47,936,274
3.88%, 04/15/29	41,927,788	57,216,502
3.38%, 04/15/32	15,927,818	22,064,419
2.13%, 02/15/40	21,579,480	28,105,724
2.13%, 02/15/41	27,444,703	36,014,654
0.75%, 02/15/42	48,288,484	48,801,683
0.63%, 02/15/43	35,640,757	34,924,051
1.38%, 02/15/44	53,964,880	62,375,837
0.75%, 02/15/45	59,937,645	60,305,730
1.00%, 02/15/46	44,030,169	47,093,958
0.88%, 02/15/47	43,217,824	44,960,676
Total Treasuries
(Cost $2,862,258,089)		2,871,659,425
Security	Number of Shares	Value ($)
Other Investment Company 0.4% of net assets

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.21% (a)	11,404,121	11,404,121
Total Other Investment Company
(Cost $11,404,121)		11,404,121
(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Treasuries	$—	$2,871,659,425	$—	$2,871,659,425
Other Investment Company[1]	11,404,121	—	—	11,404,121
Total	$11,404,121	$2,871,659,425	$—	$2,883,063,546
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. TIPS ETF
Statement of Assets and Liabilities

As of December 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $2,873,662,210)		$2,883,063,546
Receivables:
Investments sold		33,994,740
Fund shares sold		11,078,426
Interest		8,636,988
Dividends	+	1,545
Total assets		2,936,775,245
Liabilities
Payables:
Investments bought		45,036,891
Investment adviser fees		118,940
Distributions to shareholders		11,232,150
Other liabilities	+	1,762
Total liabilities		56,389,743
Net Assets
Total assets		2,936,775,245
Total liabilities	–	56,389,743
Net assets		$2,880,385,502
Net Assets by Source
Capital received from investors		2,890,383,679
Net investment income not yet distributed		587,519
Net realized capital losses		(19,987,032)
Net unrealized capital appreciation		9,401,336

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,880,385,502		52,000,000		$55.39

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. TIPS ETF
Statement of Operations

For the period January 1, 2017 through December 31, 2017
Investment Income
Dividends		$8,039
Interest	+	47,877,848
Total investment income		47,885,887
Expenses
Investment adviser fees		1,154,322
Total expenses	–	1,154,322
Net investment income		46,731,565
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(6,139,027)
Net realized gains on in-kind redemptions	+	2,191,716
Net realized losses		(3,947,311)
Net change in unrealized appreciation (depreciation) on investments	+	23,021,737
Net realized and unrealized gains		19,074,426
Increase in net assets resulting from operations		$65,805,991

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. TIPS ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/17-12/31/17		1/1/16-12/31/16
Net investment income		$46,731,565	$20,629,134
Net realized gains (losses)		(3,947,311)	3,466,260
Net change in unrealized appreciation (depreciation)	+	23,021,737	10,201,020
Increase in net assets resulting from operations		65,805,991	34,296,414
Distributions to Shareholders
Distributions from net investment income		($46,465,385)	($20,877,300)

Transactions in Fund Shares
		1/1/17-12/31/17		1/1/16-12/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		24,750,000	$1,367,959,304	16,550,000	$922,891,013
Shares redeemed	+	(2,200,000)	(121,891,683)	(2,450,000)	(137,148,711)
Net transactions in fund shares		22,550,000	$1,246,067,621	14,100,000	$785,742,302
Shares Outstanding and Net Assets
		1/1/17-12/31/17		1/1/16-12/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		29,450,000	$1,614,977,275	15,350,000	$815,815,859
Total increase	+	22,550,000	1,265,408,227	14,100,000	799,161,416
End of period		52,000,000	$2,880,385,502	29,450,000	$1,614,977,275
Net investment income not yet distributed			$587,519		$321,364

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Short-Term U.S. Treasury ETF
Financial Statements
Financial Highlights
	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13
Per-Share Data
Net asset value at beginning of period	$50.41	$50.43	$50.55	$50.51	$50.53
Income (loss) from investment operations:
Net investment income (loss)	0.57 [1]	0.42 [1]	0.35 [1]	0.24	0.15
Net realized and unrealized gains (losses)	(0.39)	(0.03)	(0.13)	0.04	(0.02)
Total from investment operations	0.18	0.39	0.22	0.28	0.13
Less distributions:
Distributions from net investment income	(0.56)	(0.41)	(0.34)	(0.24)	(0.15)
Net asset value at end of period	$50.03	$50.41	$50.43	$50.55	$50.51
Total return	0.35%	0.78%	0.44%	0.55%	0.25%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%	0.08% [2]	0.08%	0.08%	0.08%
Net investment income (loss)	1.13%	0.83%	0.69%	0.49%	0.31%
Portfolio turnover rate[3]	65%	66%	89%	109%	101%
Net assets, end of period (x 1,000)	$2,181,398	$1,414,092	$1,071,573	$702,651	$444,497

1
Calculated based on the average shares outstanding during the period.
2
Effective December 29, 2016, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/16 is a blended ratio.
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Short-Term U.S. Treasury ETF
Portfolio Holdings as of December 31, 2017

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description if available; if not the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 99.5% of net assets
Bonds
8.88%, 02/15/19	4,656,000	5,023,388
8.13%, 08/15/19	4,926,000	5,415,714
8.50%, 02/15/20	2,337,000	2,660,529
8.75%, 05/15/20	2,118,000	2,456,508
8.75%, 08/15/20	4,326,000	5,074,939
Notes
1.13%, 01/15/19	20,745,000	20,596,706
1.13%, 01/31/19	21,928,000	21,763,540
1.25%, 01/31/19	19,790,000	19,668,245
1.50%, 01/31/19	27,038,000	26,941,360
0.75%, 02/15/19	20,201,000	19,958,351
2.75%, 02/15/19	21,712,000	21,930,816
1.13%, 02/28/19	22,487,000	22,305,171
1.38%, 02/28/19	20,013,000	19,906,681
1.50%, 02/28/19	29,176,000	29,063,171
1.00%, 03/15/19	20,784,000	20,577,784
1.25%, 03/31/19	22,646,000	22,481,463
1.50%, 03/31/19	9,370,000	9,332,117
1.63%, 03/31/19	30,841,000	30,754,862
0.88%, 04/15/19	20,444,000	20,193,242
1.25%, 04/30/19	30,203,000	29,968,219
1.63%, 04/30/19	25,108,000	25,033,787
0.88%, 05/15/19	12,033,000	11,876,007
3.13%, 05/15/19	38,385,000	39,046,991
1.13%, 05/31/19	16,060,000	15,901,596
1.25%, 05/31/19	18,673,000	18,520,917
1.50%, 05/31/19	36,343,000	36,166,254
0.88%, 06/15/19	19,451,000	19,181,649
1.00%, 06/30/19	11,801,000	11,655,562
1.25%, 06/30/19	22,031,000	21,838,229
1.63%, 06/30/19	31,320,000	31,215,396
0.75%, 07/15/19	17,403,000	17,112,383
0.88%, 07/31/19	18,934,000	18,649,990
1.38%, 07/31/19	21,572,000	21,411,895
1.63%, 07/31/19	30,026,000	29,919,853
0.75%, 08/15/19	19,838,000	19,489,673
3.63%, 08/15/19	22,947,000	23,588,799
1.00%, 08/31/19	18,849,000	18,585,040
1.25%, 08/31/19	11,077,000	10,965,365
1.63%, 08/31/19	37,193,000	37,045,536
0.88%, 09/15/19	22,117,000	21,747,241
1.00%, 09/30/19	16,213,000	15,975,505
1.38%, 09/30/19	21,492,000	21,308,982
1.75%, 09/30/19	31,761,000	31,694,004
1.00%, 10/15/19	20,248,000	19,941,907
1.25%, 10/31/19	12,081,000	11,946,976
1.50%, 10/31/19	53,694,000	53,331,146
1.00%, 11/15/19	20,513,000	20,185,673
3.38%, 11/15/19	31,832,000	32,712,975
1.00%, 11/30/19	19,384,000	19,067,117
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.50%, 11/30/19	31,411,000	31,186,460
1.75%, 11/30/19	14,852,000	14,816,320
1.38%, 12/15/19	21,138,000	20,932,400
1.13%, 12/31/19	19,484,000	19,197,829
1.63%, 12/31/19	31,081,000	30,922,560
1.88%, 12/31/19	19,000,000	18,995,919
1.38%, 01/15/20	21,480,000	21,261,005
1.25%, 01/31/20	31,567,000	31,153,300
1.38%, 01/31/20	20,860,000	20,642,437
1.38%, 02/15/20	21,351,000	21,118,307
3.63%, 02/15/20	38,932,000	40,332,639
1.25%, 02/29/20	13,446,000	13,264,269
1.38%, 02/29/20	31,811,000	31,456,233
1.63%, 03/15/20	21,792,000	21,661,759
1.13%, 03/31/20	15,778,000	15,511,130
1.38%, 03/31/20	31,660,000	31,293,313
1.50%, 04/15/20	21,914,000	21,712,836
1.13%, 04/30/20	21,923,000	21,535,066
1.38%, 04/30/20	31,878,000	31,488,242
1.50%, 05/15/20	21,071,000	20,871,813
3.50%, 05/15/20	28,516,000	29,563,072
1.38%, 05/31/20	21,780,000	21,504,347
1.50%, 05/31/20	31,296,000	30,992,209
1.50%, 06/15/20	21,180,000	20,969,441
1.63%, 06/30/20	31,285,000	31,058,917
1.88%, 06/30/20	14,406,000	14,389,399
1.50%, 07/15/20	21,707,000	21,477,635
1.63%, 07/31/20	31,538,000	31,299,617
2.00%, 07/31/20	20,552,000	20,589,331
1.50%, 08/15/20	21,089,000	20,858,339
2.63%, 08/15/20	31,036,000	31,583,373
1.38%, 08/31/20	30,924,000	30,476,447
2.13%, 08/31/20	23,284,000	23,395,418
1.38%, 09/15/20	20,722,000	20,428,978
1.38%, 09/30/20	31,678,000	31,199,736
2.00%, 09/30/20	18,431,000	18,459,079
1.63%, 10/15/20	20,893,000	20,710,186
1.38%, 10/31/20	31,429,000	30,926,259
1.75%, 10/31/20	25,073,000	24,934,903
1.75%, 11/15/20	20,034,000	19,921,309
2.63%, 11/15/20	47,616,000	48,480,900
1.63%, 11/30/20	28,057,000	27,779,718
2.00%, 11/30/20	19,040,000	19,060,825
1.88%, 12/15/20	21,000,000	20,941,347
1.75%, 12/31/20	31,000,000	30,788,691
2.38%, 12/31/20	18,500,000	18,711,377
Total Treasuries
(Cost $2,188,989,138)		2,171,043,944

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Schwab Short-Term U.S. Treasury ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security	Number of Shares	Value ($)
Other Investment Company 0.2% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.21% (a)	2,948,190	2,948,190
Total Other Investment Company
(Cost $2,948,190)		2,948,190
(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Treasuries	$—	$2,171,043,944	$—	$2,171,043,944
Other Investment Company[1]	2,948,190	—	—	2,948,190
Total	$2,948,190	$2,171,043,944	$—	$2,173,992,134
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

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Schwab Short-Term U.S. Treasury ETF
Statement of Assets and Liabilities

As of December 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $2,191,937,328)		$2,173,992,134
Receivables:
Investments sold		92,077,619
Interest		10,020,935
Fund shares sold		7,504,834
Dividends	+	622
Total assets		2,283,596,144
Liabilities
Payables:
Investments bought		99,657,853
Investment adviser fees		110,969
Distributions to shareholders	+	2,428,855
Total liabilities		102,197,677
Net Assets
Total assets		2,283,596,144
Total liabilities	–	102,197,677
Net assets		$2,181,398,467
Net Assets by Source
Capital received from investors		2,204,480,664
Distributions in excess of net investment income		(27,075)
Net realized capital losses		(5,109,928)
Net unrealized capital depreciation		(17,945,194)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,181,398,467		43,600,000		$50.03

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Schwab Short-Term U.S. Treasury ETF
Statement of Operations

For the period January 1, 2017 through December 31, 2017
Investment Income
Dividends		$8,724
Interest	+	21,529,890
Total investment income		21,538,614
Expenses
Investment adviser fees		1,082,148
Total expenses	–	1,082,148
Net investment income		20,456,466
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(4,272,736)
Net realized gains on in-kind redemptions	+	70,955
Net realized losses		(4,201,781)
Net change in unrealized appreciation (depreciation) on investments	+	(11,926,446)
Net realized and unrealized losses		(16,128,227)
Increase in net assets resulting from operations		$4,328,239

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Schwab Short-Term U.S. Treasury ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/17-12/31/17		1/1/16-12/31/16
Net investment income		$20,456,466	$9,784,183
Net realized gains (losses)		(4,201,781)	1,384,782
Net change in unrealized appreciation (depreciation)	+	(11,926,446)	(2,882,284)
Increase in net assets resulting from operations		4,328,239	8,286,681
Distributions to Shareholders
Distributions from net investment income		($20,557,590)	($9,710,295)

Transactions in Fund Shares
		1/1/17-12/31/17		1/1/16-12/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		23,100,000	$1,163,271,626	12,850,000	$650,788,272
Shares redeemed	+	(7,550,000)	(379,735,412)	(6,050,000)	(306,846,020)
Net transactions in fund shares		15,550,000	$783,536,214	6,800,000	$343,942,252
Shares Outstanding and Net Assets
		1/1/17-12/31/17		1/1/16-12/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		28,050,000	$1,414,091,604	21,250,000	$1,071,572,966
Total increase	+	15,550,000	767,306,863	6,800,000	342,518,638
End of period		43,600,000	$2,181,398,467	28,050,000	$1,414,091,604
Distributions in excess of net investment income/ Net investment income not yet distributed			($27,075)		$74,049

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Schwab Intermediate-Term U.S. Treasury ETF
Financial Statements
Financial Highlights
	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13
Per-Share Data
Net asset value at beginning of period	$53.41	$53.55	$53.52	$52.08	$54.18
Income (loss) from investment operations:
Net investment income (loss)	0.89 [1]	0.79 [1]	0.85 [1]	0.77	0.56
Net realized and unrealized gains (losses)	(0.07)	(0.15)	0.02 [2]	1.44	(2.10)
Total from investment operations	0.82	0.64	0.87	2.21	(1.54)
Less distributions:
Distributions from net investment income	(0.88)	(0.78)	(0.84)	(0.77)	(0.56)
Net asset value at end of period	$53.35	$53.41	$53.55	$53.52	$52.08
Total return	1.54%	1.16%	1.62%	4.27%	(2.86%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%	0.09% [3]	0.10% [4]	0.10%	0.10%
Net investment income (loss)	1.66%	1.44%	1.59%	1.43%	1.06%
Portfolio turnover rate[5]	30%	30%	32%	49%	54%
Net assets, end of period (x 1,000)	$1,165,708	$790,506	$441,747	$254,226	$236,969

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not accord with the change in aggregate gains and losses in securities on the Statement of Operations during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3
Effective December 29, 2016, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/16 is a blended ratio.
4
Effective February 24, 2015, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/15 is a blended ratio.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

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Schwab Intermediate-Term U.S. Treasury ETF
Portfolio Holdings as of December 31, 2017

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description if available; if not the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 99.4% of net assets
Bonds
7.88%, 02/15/21	583,000	686,847
8.13%, 05/15/21	1,212,000	1,450,755
8.13%, 08/15/21	1,200,000	1,453,313
8.00%, 11/15/21	2,652,000	3,231,970
7.25%, 08/15/22	1,223,000	1,497,578
7.63%, 11/15/22	558,000	698,764
7.13%, 02/15/23	2,862,000	3,540,719
6.25%, 08/15/23	2,761,000	3,345,286
7.50%, 11/15/24	2,699,000	3,586,085
7.63%, 02/15/25	1,066,000	1,436,081
6.88%, 08/15/25	1,549,000	2,039,567
6.00%, 02/15/26	2,461,000	3,120,760
6.75%, 08/15/26	1,795,000	2,408,455
6.50%, 11/15/26	1,352,000	1,796,153
6.63%, 02/15/27	2,060,000	2,777,741
6.38%, 08/15/27	1,004,000	1,347,635
6.13%, 11/15/27	2,942,000	3,899,989
Notes
1.38%, 01/31/21	11,823,000	11,599,471
2.13%, 01/31/21	7,590,000	7,618,018
3.63%, 02/15/21	12,907,000	13,537,981
1.13%, 02/28/21	10,471,000	10,184,070
2.00%, 02/28/21	9,035,000	9,031,118
1.25%, 03/31/21	10,519,000	10,260,956
2.25%, 03/31/21	7,352,000	7,401,971
1.38%, 04/30/21	9,353,000	9,151,874
2.25%, 04/30/21	7,768,000	7,820,798
3.13%, 05/15/21	11,997,000	12,415,723
1.38%, 05/31/21	15,456,000	15,110,655
2.00%, 05/31/21	12,151,000	12,131,539
1.13%, 06/30/21	12,958,000	12,551,038
2.13%, 06/30/21	8,598,000	8,616,136
1.13%, 07/31/21	8,685,000	8,400,023
2.25%, 07/31/21	8,708,000	8,760,044
2.13%, 08/15/21	12,338,000	12,357,760
1.13%, 08/31/21	9,990,000	9,652,057
2.00%, 08/31/21	7,455,000	7,431,558
1.13%, 09/30/21	11,114,000	10,724,147
2.13%, 09/30/21	8,334,000	8,340,511
1.25%, 10/31/21	15,975,000	15,477,965
2.00%, 10/31/21	8,538,000	8,502,647
2.00%, 11/15/21	11,311,000	11,278,746
1.75%, 11/30/21	10,349,000	10,206,095
1.88%, 11/30/21	8,305,000	8,238,657
2.00%, 12/31/21	10,491,000	10,439,160
2.13%, 12/31/21	7,453,000	7,455,620
1.50%, 01/31/22	7,688,000	7,500,305
1.88%, 01/31/22	9,661,000	9,561,937
2.00%, 02/15/22	8,535,000	8,495,492
1.75%, 02/28/22	8,434,000	8,306,007
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.88%, 02/28/22	9,229,000	9,130,221
1.75%, 03/31/22	8,909,000	8,764,229
1.88%, 03/31/22	8,934,000	8,834,365
1.75%, 04/30/22	7,215,000	7,091,697
1.88%, 04/30/22	8,708,000	8,605,103
1.75%, 05/15/22	10,631,000	10,460,946
1.75%, 05/31/22	10,970,000	10,780,168
1.88%, 05/31/22	7,307,000	7,224,511
1.75%, 06/30/22	10,193,000	10,010,044
2.13%, 06/30/22	8,745,000	8,730,311
1.88%, 07/31/22	9,026,000	8,904,889
2.00%, 07/31/22	9,008,000	8,940,792
1.63%, 08/15/22	9,698,000	9,472,787
1.63%, 08/31/22	13,116,000	12,793,223
1.88%, 08/31/22	8,031,000	7,919,319
1.75%, 09/30/22	12,050,000	11,810,412
1.88%, 09/30/22	8,814,000	8,687,471
1.88%, 10/31/22	7,420,000	7,313,338
2.00%, 10/31/22	8,820,000	8,744,375
1.63%, 11/15/22	11,391,000	11,101,998
2.00%, 11/30/22	19,611,000	19,434,807
2.13%, 12/31/22	16,577,000	16,510,303
1.75%, 01/31/23	7,526,000	7,357,694
2.00%, 02/15/23	18,335,000	18,150,218
1.50%, 02/28/23	6,841,000	6,602,367
1.50%, 03/31/23	8,452,000	8,149,412
1.63%, 04/30/23	7,526,000	7,297,574
1.75%, 05/15/23	14,333,000	13,983,073
1.63%, 05/31/23	17,575,000	17,027,154
1.38%, 06/30/23	14,300,000	13,663,203
1.25%, 07/31/23	8,425,000	7,985,649
2.50%, 08/15/23	13,060,000	13,239,320
1.38%, 08/31/23	8,130,000	7,750,815
1.38%, 09/30/23	8,331,000	7,936,257
1.63%, 10/31/23	8,178,000	7,896,562
2.75%, 11/15/23	18,220,000	18,716,780
2.13%, 11/30/23	8,059,000	7,994,465
2.25%, 12/31/23	11,117,000	11,098,110
2.25%, 01/31/24	8,211,000	8,194,482
2.75%, 02/15/24	17,202,000	17,656,576
2.13%, 02/29/24	9,357,000	9,265,989
2.13%, 03/31/24	8,754,000	8,665,947
2.00%, 04/30/24	9,036,000	8,874,340
2.50%, 05/15/24	19,617,000	19,841,906
2.00%, 05/31/24	8,307,000	8,153,191
2.00%, 06/30/24	8,938,000	8,768,318
2.13%, 07/31/24	8,826,000	8,722,570
2.38%, 08/15/24	19,952,000	20,019,026
1.88%, 08/31/24	9,546,000	9,290,570
2.13%, 09/30/24	8,793,000	8,683,774
2.25%, 10/31/24	7,995,000	7,959,241
2.25%, 11/15/24	19,745,000	19,646,661
2.13%, 11/30/24	8,890,000	8,774,534
2.25%, 12/31/24	7,000,000	6,963,086

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Schwab Intermediate-Term U.S. Treasury ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.00%, 02/15/25	20,035,000	19,588,517
2.13%, 05/15/25	20,493,000	20,184,004
2.00%, 08/15/25	19,898,000	19,402,493
2.25%, 11/15/25	20,629,000	20,451,317
1.63%, 02/15/26	20,780,000	19,627,765
1.63%, 05/15/26	19,640,000	18,501,877
1.50%, 08/15/26	19,264,000	17,923,806
2.00%, 11/15/26	20,463,000	19,806,745
2.25%, 02/15/27	19,649,000	19,394,561
2.38%, 05/15/27	19,382,000	19,329,759
2.25%, 08/15/27	19,308,000	19,039,498
2.25%, 11/15/27	13,501,000	13,312,724
Total Treasuries
(Cost $1,180,386,117)		1,159,035,016
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Other Investment Company 0.2% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.21% (a)	1,779,303	1,779,303
Total Other Investment Company
(Cost $1,779,303)		1,779,303
(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2017 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Treasuries	$—	$1,159,035,016	$—	$1,159,035,016
Other Investment Company[1]	1,779,303	—	—	1,779,303
Total	$1,779,303	$1,159,035,016	$—	$1,160,814,319
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

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Schwab Intermediate-Term U.S. Treasury ETF
Statement of Assets and Liabilities

As of December 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $1,182,165,420)		$1,160,814,319
Receivables:
Investments sold		20,221,409
Interest		6,669,399
Fund shares sold		2,667,525
Dividends	+	487
Total assets		1,190,373,139
Liabilities
Payables:
Investments bought		22,916,908
Investment adviser fees		59,145
Distributions to shareholders	+	1,689,500
Total liabilities		24,665,553
Net Assets
Total assets		1,190,373,139
Total liabilities	–	24,665,553
Net assets		$1,165,707,586
Net Assets by Source
Capital received from investors		1,191,393,297
Net investment income not yet distributed		25,741
Net realized capital losses		(4,360,351)
Net unrealized capital depreciation		(21,351,101)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,165,707,586		21,850,000		$53.35

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Schwab Intermediate-Term U.S. Treasury ETF
Statement of Operations

For the period January 1, 2017 through December 31, 2017
Investment Income
Dividends		$6,102
Interest	+	17,023,015
Total investment income		17,029,117
Expenses
Investment adviser fees		592,422
Total expenses	–	592,422
Net investment income		16,436,695
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(2,572,907)
Net realized gains on in-kind redemptions	+	611,499
Net realized losses		(1,961,408)
Net change in unrealized appreciation (depreciation) on investments	+	(2,252,440)
Net realized and unrealized losses		(4,213,848)
Increase in net assets resulting from operations		$12,222,847

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Intermediate-Term U.S. Treasury ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/17-12/31/17		1/1/16-12/31/16
Net investment income		$16,436,695	$9,599,251
Net realized gains (losses)		(1,961,408)	4,901,068
Net change in unrealized appreciation (depreciation)	+	(2,252,440)	(16,394,158)
Increase (decrease) in net assets resulting from operations		12,222,847	(1,893,839)
Distributions to Shareholders
Distributions from net investment income		($16,446,695)	($9,572,870)

Transactions in Fund Shares
		1/1/17-12/31/17		1/1/16-12/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,450,000	$454,993,243	10,100,000	$555,368,163
Shares redeemed	+	(1,400,000)	(75,567,594)	(3,550,000)	(195,142,443)
Net transactions in fund shares		7,050,000	$379,425,649	6,550,000	$360,225,720
Shares Outstanding and Net Assets
		1/1/17-12/31/17		1/1/16-12/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,800,000	$790,505,785	8,250,000	$441,746,774
Total increase	+	7,050,000	375,201,801	6,550,000	348,759,011
End of period		21,850,000	$1,165,707,586	14,800,000	$790,505,785
Net investment income not yet distributed			$25,741		$37,601

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Financial Statements
Financial Highlights
	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13
Per-Share Data
Net asset value at beginning of period	$51.55	$51.41	$52.20	$50.28	$52.43
Income (loss) from investment operations:
Net investment income (loss)	1.18 [1]	1.06 [1]	1.00 [1]	1.00	0.83
Net realized and unrealized gains (losses)	0.59	0.23 [2]	(0.71)	1.98	(1.97)
Total from investment operations	1.77	1.29	0.29	2.98	(1.14)
Less distributions:
Distributions from net investment income	(1.25)	(1.15)	(1.08)	(1.06)	(1.01)
Net asset value at end of period	$52.07	$51.55	$51.41	$52.20	$50.28
Total return	3.46%	2.49%	0.56%	5.97%	(2.19%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%	0.05% [3]	0.05%	0.05%	0.06% [4]
Net investment income (loss)	2.26%	2.01%	1.92%	1.96%	1.59%
Portfolio turnover rate[5],[6]	101%	119%	104% [7]	74%	152%
Net assets, end of period (x 1,000)	$4,925,693	$3,309,447	$2,102,482	$1,226,778	$497,801

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not accord with the change in aggregate gains and losses in securities on the Statement of Operations during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3
Effective October 7, 2016, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/16 is a blended ratio.
4
The expense ratio would have been 0.05%, if interest expense related to charges on agency mortgage-backed securities not delivered on a timely basis had not been incurred.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
6
Includes to-be-announced (TBA) transactions. (See financial note 2)
7
Revised methodology adopted as of December 31, 2015. For comparison purposes, portfolio turnover rate would have been 146% using previous methodology.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description if available; if not the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Corporates 25.6% of net assets

Financial Institutions 8.1%
Banking 5.9%
American Express Co.
8.13%, 05/20/19	250,000	269,886
2.65%, 12/02/22	500,000	497,089
4.05%, 12/03/42	750,000	800,154
American Express Credit Corp.
2.13%, 03/18/19	1,500,000	1,500,273
2.20%, 03/03/20 (b)	500,000	498,644
2.38%, 05/26/20 (b)	1,000,000	999,188
2.25%, 05/05/21 (b)	1,000,000	992,585
3.30%, 05/03/27 (b)	750,000	761,986
Australia & New Zealand Banking Group Ltd.
2.63%, 05/19/22	1,000,000	997,357
2.63%, 11/09/22	750,000	745,608
Bank of America Corp.
2.60%, 01/15/19	3,500,000	3,512,514
2.65%, 04/01/19	3,250,000	3,269,050
7.63%, 06/01/19	1,000,000	1,075,982
5.63%, 07/01/20	1,750,000	1,891,825
5.88%, 01/05/21	800,000	881,349
2.63%, 04/19/21	1,250,000	1,256,969
5.00%, 05/13/21	3,250,000	3,504,671
2.50%, 10/21/22 (b)	2,250,000	2,227,563
3.30%, 01/11/23	2,800,000	2,866,381
3.12%, 01/20/23 (b)(m)	1,000,000	1,014,979
4.20%, 08/26/24	500,000	526,994
3.95%, 04/21/25	500,000	517,550
3.88%, 08/01/25	2,500,000	2,639,672
3.25%, 10/21/27 (b)	1,000,000	993,560
7.75%, 05/14/38	250,000	375,731
5.88%, 02/07/42	1,000,000	1,327,017
5.00%, 01/21/44	1,000,000	1,210,810
4.88%, 04/01/44	1,250,000	1,500,054
4.44%, 01/20/48 (b)(m)	250,000	282,460
Bank of Montreal
2.38%, 01/25/19 (b)	600,000	601,864
1.75%, 09/11/19	250,000	248,055
2.55%, 11/06/22 (b)	250,000	247,952
Bank of New York Mellon Corp.
2.30%, 09/11/19 (b)	1,500,000	1,504,264
4.15%, 02/01/21	500,000	525,174
2.20%, 08/16/23 (b)	500,000	484,986
3.00%, 10/30/28 (b)	500,000	486,719
Bank of Nova Scotia
1.85%, 04/14/20	500,000	495,400
2.70%, 03/07/22	500,000	500,291
Barclays Bank PLC
5.14%, 10/14/20	1,000,000	1,059,643
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Barclays PLC
2.75%, 11/08/19	1,500,000	1,504,077
3.25%, 01/12/21	500,000	505,359
3.65%, 03/16/25	1,000,000	1,001,180
5.20%, 05/12/26	1,000,000	1,068,359
5.25%, 08/17/45	1,000,000	1,158,571
BB&T Corp.
2.45%, 01/15/20 (b)	250,000	250,899
3.95%, 03/22/22 (b)	100,000	104,574
BNP Paribas S.A.
2.38%, 05/21/20	1,000,000	1,001,592
5.00%, 01/15/21	200,000	215,070
3.25%, 03/03/23	350,000	357,931
4.25%, 10/15/24	300,000	317,182
BPCE S.A.
2.50%, 07/15/19	1,000,000	1,004,462
2.65%, 02/03/21	1,500,000	1,506,003
4.00%, 04/15/24	1,000,000	1,058,434
Branch Banking & Trust Co.
1.45%, 05/10/19 (b)	500,000	495,363
3.63%, 09/16/25 (b)	1,000,000	1,037,710
Capital One Bank USA NA
2.25%, 02/13/19 (b)	1,000,000	998,959
Capital One Financial Corp.
4.75%, 07/15/21	1,050,000	1,122,818
3.05%, 03/09/22 (b)	500,000	503,986
3.50%, 06/15/23	2,000,000	2,037,558
3.75%, 04/24/24 (b)	1,500,000	1,543,102
3.20%, 02/05/25 (b)	500,000	495,888
4.20%, 10/29/25 (b)	750,000	772,888
3.75%, 07/28/26 (b)	1,300,000	1,296,891
Capital One NA
2.40%, 09/05/19 (b)	750,000	749,296
2.35%, 01/31/20 (b)	250,000	249,373
2.25%, 09/13/21 (b)	1,250,000	1,227,259
Citigroup, Inc.
2.55%, 04/08/19	1,450,000	1,455,570
2.05%, 06/07/19	1,000,000	997,448
2.40%, 02/18/20	1,000,000	999,344
2.65%, 10/26/20	2,500,000	2,510,060
2.90%, 12/08/21 (b)	1,000,000	1,007,492
4.50%, 01/14/22	1,750,000	1,863,302
2.75%, 04/25/22 (b)	1,500,000	1,498,477
3.30%, 04/27/25	1,500,000	1,516,435
5.50%, 09/13/25	1,000,000	1,128,334
4.60%, 03/09/26	1,000,000	1,066,042
3.40%, 05/01/26	2,500,000	2,519,469
3.20%, 10/21/26 (b)	1,000,000	993,320
4.30%, 11/20/26	1,000,000	1,047,651
4.45%, 09/29/27	1,000,000	1,059,961
3.67%, 07/24/28 (b)(m)	1,500,000	1,523,656
5.30%, 05/06/44	500,000	592,578

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.65%, 07/30/45	700,000	799,968
4.75%, 08/15/46	2,000,000	2,213,622
Citizens Bank NA
2.55%, 05/13/21 (b)	250,000	249,274
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1.38%, 08/09/19	500,000	493,413
2.50%, 01/19/21	750,000	753,763
4.38%, 08/04/25	250,000	264,328
5.25%, 05/24/41	1,500,000	1,895,780
5.25%, 08/04/45	1,000,000	1,208,255
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	1,000,000	1,004,439
3.13%, 12/10/20	750,000	759,550
3.45%, 04/16/21	2,000,000	2,048,287
3.80%, 09/15/22	500,000	516,323
3.75%, 03/26/25	2,500,000	2,554,992
Credit Suisse USA, Inc.
3.63%, 09/09/24	300,000	310,698
Deutsche Bank AG
2.50%, 02/13/19	1,000,000	999,865
3.13%, 01/13/21	2,000,000	2,013,224
Discover Financial Services
3.85%, 11/21/22	1,500,000	1,542,423
Fifth Third Bancorp
8.25%, 03/01/38	600,000	918,908
Fifth Third Bank
3.85%, 03/15/26 (b)	1,000,000	1,033,427
First Tennessee Bank NA
2.95%, 12/01/19 (b)	250,000	251,775
Goldman Sachs Capital I
6.35%, 02/15/34	350,000	441,693
Goldman Sachs Group, Inc.
2.63%, 01/31/19	1,000,000	1,004,585
1.95%, 07/23/19	1,500,000	1,491,819
2.55%, 10/23/19	2,000,000	2,004,642
5.38%, 03/15/20	1,000,000	1,060,663
2.75%, 09/15/20 (b)	2,500,000	2,514,071
2.63%, 04/25/21 (b)	700,000	700,065
5.25%, 07/27/21	1,262,000	1,368,414
2.35%, 11/15/21 (b)	1,000,000	985,743
5.75%, 01/24/22	1,100,000	1,220,381
3.85%, 07/08/24 (b)	650,000	674,785
3.50%, 01/23/25 (b)	1,000,000	1,016,750
4.25%, 10/21/25	1,000,000	1,046,170
5.95%, 01/15/27	265,000	310,120
3.85%, 01/26/27 (b)	2,000,000	2,055,443
3.69%, 06/05/28 (b)(m)	500,000	507,832
6.13%, 02/15/33	750,000	957,426
6.75%, 10/01/37	1,500,000	2,011,623
6.25%, 02/01/41	1,000,000	1,350,377
4.80%, 07/08/44 (b)	500,000	571,609
5.15%, 05/22/45	1,000,000	1,162,353
4.75%, 10/21/45 (b)	500,000	574,139
HSBC Bank USA NA
4.88%, 08/24/20	500,000	528,966
HSBC Holdings PLC
3.40%, 03/08/21	250,000	255,639
5.10%, 04/05/21	850,000	913,677
2.95%, 05/25/21	1,000,000	1,007,357
4.30%, 03/08/26	1,850,000	1,968,923
3.90%, 05/25/26	2,000,000	2,076,503
6.50%, 05/02/36	500,000	654,450
6.50%, 09/15/37	500,000	659,556
6.80%, 06/01/38	500,000	683,843
5.25%, 03/14/44	350,000	411,976
Security Rate, Maturity Date	Face Amount ($)	Value ($)
HSBC USA, Inc.
2.75%, 08/07/20	2,500,000	2,514,647
5.00%, 09/27/20	400,000	423,605
ING Groep N.V.
3.15%, 03/29/22	3,000,000	3,038,873
3.95%, 03/29/27	2,500,000	2,611,359
JPMorgan Chase & Co.
2.35%, 01/28/19	1,000,000	1,002,124
6.30%, 04/23/19 (g)	4,000,000	4,211,985
2.25%, 01/23/20 (b)	1,000,000	999,630
4.25%, 10/15/20	500,000	524,466
2.55%, 10/29/20 (b)	2,750,000	2,759,176
2.30%, 08/15/21 (b)	2,000,000	1,983,114
4.35%, 08/15/21	2,500,000	2,652,873
3.20%, 01/25/23	500,000	510,357
3.38%, 05/01/23	5,000,000	5,086,010
3.88%, 02/01/24	500,000	525,898
3.88%, 09/10/24	1,000,000	1,044,043
3.13%, 01/23/25 (b)	1,000,000	1,006,434
3.30%, 04/01/26 (b)	1,000,000	1,008,941
2.95%, 10/01/26 (b)	500,000	491,683
4.13%, 12/15/26	500,000	528,446
3.78%, 02/01/28 (b)(m)	1,000,000	1,037,443
6.40%, 05/15/38	1,150,000	1,585,361
5.50%, 10/15/40	500,000	631,021
5.40%, 01/06/42 (g)	600,000	755,113
4.85%, 02/01/44	500,000	592,037
4.26%, 02/22/48 (b)(m)	500,000	542,583
4.03%, 07/24/48 (b)(m)	2,000,000	2,091,249
3.96%, 11/15/48 (a)(b)	1,000,000	1,035,263
KeyCorp
2.90%, 09/15/20	400,000	404,004
Lloyds Bank PLC
6.38%, 01/21/21	500,000	555,138
Lloyds Banking Group PLC
3.10%, 07/06/21	1,250,000	1,263,657
4.50%, 11/04/24	500,000	525,415
4.65%, 03/24/26	1,500,000	1,586,568
3.57%, 11/07/28 (b)	2,000,000	1,985,266
5.30%, 12/01/45	1,000,000	1,189,768
Manufacturers & Traders Trust Co.
2.12%, 12/01/21
(3 mo. USD-LIBOR + .64%) (a)(b)	250,000	248,761
Mitsubishi UFJ Financial Group, Inc.
2.95%, 03/01/21	2,000,000	2,019,161
2.19%, 09/13/21	2,500,000	2,456,055
3.85%, 03/01/26	750,000	777,435
3.29%, 07/25/27	1,000,000	996,645
Mizuho Financial Group, Inc.
2.60%, 09/11/22	750,000	738,682
3.66%, 02/28/27	600,000	614,052
3.17%, 09/11/27	500,000	491,519
Morgan Stanley
2.50%, 01/24/19	250,000	250,702
7.30%, 05/13/19 (g)	1,000,000	1,066,459
5.63%, 09/23/19	1,500,000	1,581,374
2.65%, 01/27/20	3,000,000	3,015,054
2.80%, 06/16/20	500,000	504,809
5.75%, 01/25/21	1,000,000	1,090,197
5.50%, 07/28/21	1,500,000	1,642,096
2.63%, 11/17/21	1,250,000	1,244,987
4.88%, 11/01/22	1,000,000	1,077,984
4.10%, 05/22/23	750,000	782,324
3.88%, 04/29/24	1,000,000	1,044,953
4.00%, 07/23/25	3,000,000	3,144,223
5.00%, 11/24/25	1,000,000	1,096,040

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.35%, 09/08/26	2,000,000	2,099,508
3.63%, 01/20/27	1,000,000	1,024,635
3.59%, 07/22/28 (b)(m)	2,000,000	2,020,843
7.25%, 04/01/32	500,000	694,008
6.38%, 07/24/42	500,000	697,654
4.30%, 01/27/45	850,000	919,045
4.38%, 01/22/47	300,000	329,693
National Australia Bank Ltd.
2.50%, 05/22/22	1,000,000	992,831
3.00%, 01/20/23	250,000	252,137
PNC Bank NA
2.25%, 07/02/19 (b)	1,500,000	1,501,200
2.40%, 10/18/19 (b)	1,250,000	1,252,158
2.15%, 04/29/21 (b)	500,000	495,789
2.55%, 12/09/21 (b)	750,000	750,041
2.95%, 01/30/23 (b)	1,000,000	1,007,328
Rabobank Nederland
4.63%, 12/01/23	450,000	483,004
Regions Bank
6.45%, 06/26/37	250,000	320,474
Regions Financial Corp.
3.20%, 02/08/21 (b)	800,000	814,551
2.75%, 08/14/22 (b)	1,750,000	1,746,373
Royal Bank of Canada
2.15%, 03/15/19	1,250,000	1,250,275
1.50%, 07/29/19	1,000,000	988,797
2.50%, 01/19/21	500,000	501,700
2.30%, 03/22/21	1,000,000	994,529
Royal Bank of Scotland Group PLC
4.80%, 04/05/26	500,000	538,149
Santander Holdings USA, Inc.
2.70%, 05/24/19 (b)	250,000	250,625
3.70%, 03/28/22 (b)	1,500,000	1,519,503
4.50%, 07/17/25 (b)	1,069,000	1,116,758
4.40%, 07/13/27 (b)(c)	1,000,000	1,024,636
State Street Corp.
2.65%, 05/19/26	750,000	730,426
Sumitomo Mitsui Banking Corp.
2.05%, 01/18/19	250,000	249,662
3.40%, 07/11/24	500,000	512,174
Sumitomo Mitsui Financial Group, Inc.
2.93%, 03/09/21	3,000,000	3,029,780
2.85%, 01/11/22	500,000	501,277
2.63%, 07/14/26	1,000,000	953,004
3.01%, 10/19/26	1,000,000	974,532
Svenska Handelsbanken AB
2.40%, 10/01/20	250,000	250,359
Synchrony Financial
2.60%, 01/15/19 (b)	1,000,000	1,002,125
3.00%, 08/15/19 (b)	750,000	755,497
4.50%, 07/23/25 (b)	1,900,000	1,988,596
3.95%, 12/01/27 (b)	2,000,000	1,995,640
Synovus Financial Corp.
3.13%, 11/01/22 (b)	750,000	744,713
Toronto-Dominion Bank
2.13%, 07/02/19	750,000	750,078
2.50%, 12/14/20	1,500,000	1,505,435
UBS AG
2.38%, 08/14/19	1,000,000	1,001,060
4.88%, 08/04/20	1,000,000	1,059,583
US Bancorp
3.00%, 03/15/22 (b)	600,000	612,315
2.95%, 07/15/22 (b)	1,000,000	1,014,117
3.60%, 09/11/24 (b)	1,000,000	1,036,833
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Wachovia Corp.
5.50%, 08/01/35	750,000	899,173
Wells Fargo & Co.
2.13%, 04/22/19	1,000,000	1,000,034
2.60%, 07/22/20	1,150,000	1,157,508
4.60%, 04/01/21	1,000,000	1,063,186
2.10%, 07/26/21	2,500,000	2,459,398
3.07%, 01/24/23 (b)	1,000,000	1,008,078
3.45%, 02/13/23	500,000	509,880
3.00%, 04/22/26	1,000,000	982,172
4.10%, 06/03/26	2,000,000	2,099,484
3.00%, 10/23/26	1,000,000	981,285
4.30%, 07/22/27	1,000,000	1,066,061
5.38%, 02/07/35	1,700,000	2,081,714
5.38%, 11/02/43	400,000	477,385
5.61%, 01/15/44	500,000	617,827
4.65%, 11/04/44	1,250,000	1,366,348
3.90%, 05/01/45	1,500,000	1,559,798
4.40%, 06/14/46	500,000	528,627
Wells Fargo Bank NA
1.75%, 05/24/19	500,000	497,323
Westpac Banking Corp.
4.88%, 11/19/19	2,000,000	2,097,189
2.85%, 05/13/26	350,000	341,966
3.35%, 03/08/27	250,000	253,029
		290,368,056
Brokerage/Asset Managers/Exchanges 0.2%
Ameriprise Financial, Inc.
3.70%, 10/15/24	475,000	496,499
2.88%, 09/15/26 (b)	250,000	243,377
BlackRock, Inc.
3.50%, 03/18/24	1,250,000	1,300,314
CME Group, Inc.
3.00%, 03/15/25 (b)	1,250,000	1,265,406
5.30%, 09/15/43 (b)	500,000	643,397
Intercontinental Exchange, Inc.
2.75%, 12/01/20 (b)	1,000,000	1,012,537
4.00%, 10/15/23	1,000,000	1,063,310
Invesco Finance plc
3.75%, 01/15/26	650,000	672,671
Jefferies Group LLC
5.13%, 01/20/23	700,000	759,510
6.25%, 01/15/36	150,000	171,055
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
4.85%, 01/15/27	700,000	745,562
Nasdaq, Inc.
3.85%, 06/30/26 (b)	300,000	308,583
Nomura Holdings, Inc.
2.75%, 03/19/19	750,000	755,833
6.70%, 03/04/20 (g)	1,000,000	1,084,023
Raymond James Financial, Inc.
3.63%, 09/15/26	200,000	201,311
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (b)	300,000	303,767
3.30%, 04/01/27 (b)	200,000	202,052
		11,229,207
Finance Companies 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.75%, 05/15/19	500,000	508,082
3.95%, 02/01/22 (b)	750,000	773,696
3.65%, 07/21/27 (b)	1,700,000	1,685,792

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Air Lease Corp.
3.38%, 01/15/19 (b)	700,000	706,946
3.63%, 04/01/27 (b)	2,200,000	2,202,546
GATX Corp.
5.20%, 03/15/44 (b)	500,000	578,254
GE Capital International Funding Co.
3.37%, 11/15/25	1,000,000	1,018,115
4.42%, 11/15/35	500,000	542,147
HSBC Finance Corp.
6.68%, 01/15/21	1,351,000	1,503,092
International Lease Finance Corp.
5.88%, 04/01/19	600,000	624,668
4.63%, 04/15/21	500,000	527,294
		10,670,632
Financial Other 0.0%
CME Group, Inc.
3.00%, 09/15/22	200,000	204,090
ORIX Corp.
2.90%, 07/18/22	500,000	498,566
		702,656
Insurance 1.1%
ACE INA Holdings, Inc.
2.70%, 03/13/23	750,000	745,612
4.35%, 11/03/45 (b)	2,000,000	2,263,835
Aetna, Inc.
2.75%, 11/15/22 (b)	250,000	247,859
3.50%, 11/15/24 (b)	1,750,000	1,779,254
4.75%, 03/15/44 (b)	500,000	560,358
Aflac, Inc.
3.63%, 06/15/23	750,000	779,424
Allied World Assurance Co. Holdings Ltd.
4.35%, 10/29/25 (b)	500,000	506,882
Allstate Corp.
3.28%, 12/15/26 (b)	250,000	254,247
4.50%, 06/15/43	300,000	340,484
American International Group, Inc.
2.30%, 07/16/19 (b)	2,000,000	1,999,250
3.30%, 03/01/21 (b)	500,000	510,084
3.88%, 01/15/35 (b)	250,000	251,706
4.50%, 07/16/44 (b)	1,000,000	1,081,335
4.80%, 07/10/45 (b)	500,000	562,987
4.38%, 01/15/55 (b)	750,000	767,409
Anthem, Inc.
2.25%, 08/15/19	500,000	499,262
3.30%, 01/15/23	750,000	761,878
4.65%, 01/15/43	500,000	550,352
4.65%, 08/15/44 (b)	750,000	826,926
Aon Corp.
8.21%, 01/01/27	100,000	130,750
Aon PLC
4.00%, 11/27/23 (b)	500,000	526,629
3.50%, 06/14/24 (b)	500,000	511,587
3.88%, 12/15/25 (b)	1,500,000	1,570,931
Assurant, Inc.
6.75%, 02/15/34	151,000	187,484
Berkshire Hathaway Finance Corp.
4.25%, 01/15/21	300,000	317,382
5.75%, 01/15/40	100,000	132,142
Berkshire Hathaway, Inc.
2.75%, 03/15/23 (b)	750,000	755,431
3.13%, 03/15/26 (b)	2,000,000	2,024,750
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Brighthouse Financial, Inc.
4.70%, 06/22/47 (b)(c)	200,000	204,839
Chubb Corp.
6.00%, 05/11/37	250,000	334,054
Chubb INA Holdings, Inc.
2.88%, 11/03/22 (b)	1,000,000	1,014,278
3.15%, 03/15/25	1,000,000	1,012,719
3.35%, 05/03/26 (b)	750,000	766,228
Cigna Corp.
4.00%, 02/15/22 (b)	400,000	418,117
Hartford Financial Services Group, Inc.
5.13%, 04/15/22	1,000,000	1,092,330
5.95%, 10/15/36	300,000	383,260
6.10%, 10/01/41	350,000	465,959
4.30%, 04/15/43	750,000	806,897
Humana, Inc.
3.85%, 10/01/24 (b)	1,000,000	1,041,561
4.95%, 10/01/44 (b)	750,000	867,173
4.80%, 03/15/47 (b)	1,250,000	1,415,186
Loews Corp.
3.75%, 04/01/26 (b)	250,000	260,593
Marsh & McLennan Cos., Inc.
3.50%, 06/03/24 (b)	500,000	517,331
MetLife, Inc.
4.75%, 02/08/21	750,000	803,336
3.60%, 04/10/24	1,000,000	1,047,053
5.70%, 06/15/35	500,000	634,510
6.40%, 12/15/36 (b)	1,000,000	1,152,810
Prudential Financial, Inc.
5.38%, 06/21/20	1,000,000	1,071,431
4.50%, 11/16/21	250,000	268,181
6.63%, 12/01/37	1,750,000	2,462,310
5.88%, 09/15/42 (b)(m)	1,000,000	1,093,750
5.63%, 06/15/43 (b)(m)	700,000	758,975
5.38%, 05/15/45 (b)(m)	1,000,000	1,074,000
The Progressive Corp.
3.70%, 01/26/45	300,000	303,238
Travelers Cos., Inc.
5.90%, 06/02/19	160,000	168,056
6.25%, 06/15/37	750,000	1,023,852
UnitedHealth Group, Inc.
2.88%, 03/15/22 (b)	1,000,000	1,012,878
3.75%, 07/15/25	500,000	527,532
6.63%, 11/15/37	500,000	711,588
6.88%, 02/15/38	750,000	1,089,862
4.75%, 07/15/45	750,000	888,075
4.20%, 01/15/47 (b)	1,250,000	1,350,388
Unum Group
5.63%, 09/15/20	350,000	377,028
Voya Financial, Inc.
3.65%, 06/15/26	1,000,000	1,013,133
5.70%, 07/15/43	200,000	245,845
WellPoint, Inc.
4.63%, 05/15/42	750,000	820,201
XLIT Ltd.
5.75%, 10/01/21	850,000	933,700
6.25%, 05/15/27	685,000	812,252
5.25%, 12/15/43	250,000	288,117
5.50%, 03/31/45	750,000	799,755
		54,778,611
REITs 0.7%
Alexandria Real Estate Equities, Inc.
4.30%, 01/15/26 (b)	250,000	262,377

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
AvalonBay Communities, Inc.
3.50%, 11/15/24 (b)	700,000	720,598
3.35%, 05/15/27 (b)	250,000	252,228
3.20%, 01/15/28 (b)	1,000,000	997,442
Boston Properties LP
3.85%, 02/01/23 (b)	1,000,000	1,042,917
3.80%, 02/01/24 (b)	100,000	103,761
Digital Realty Trust LP
5.88%, 02/01/20 (b)	250,000	265,271
5.25%, 03/15/21 (b)	1,000,000	1,073,564
Duke Realty LP
3.75%, 12/01/24 (b)	1,000,000	1,034,208
3.25%, 06/30/26 (b)	250,000	248,233
ERP Operating LP
3.38%, 06/01/25 (b)	250,000	255,174
2.85%, 11/01/26 (b)	750,000	728,406
4.50%, 06/01/45 (b)	250,000	274,801
Essex Portfolio LP
3.88%, 05/01/24 (b)	500,000	518,889
3.50%, 04/01/25 (b)	500,000	505,065
3.63%, 05/01/27 (b)	500,000	504,589
Federal Realty Investment Trust
4.50%, 12/01/44 (b)	850,000	931,729
Government Properties Income Trust
4.00%, 07/15/22 (b)	175,000	176,236
HCP, Inc.
2.63%, 02/01/20 (b)	300,000	301,210
5.38%, 02/01/21 (b)	78,000	83,819
4.25%, 11/15/23 (b)	1,000,000	1,050,890
3.40%, 02/01/25 (b)	300,000	297,816
Healthcare Trust of America Holdings LP
2.95%, 07/01/22 (b)	450,000	449,284
3.75%, 07/01/27 (b)	1,000,000	997,917
Host Hotels & Resorts LP
3.75%, 10/15/23 (b)	250,000	254,800
Kilroy Realty LP
3.80%, 01/15/23 (b)	250,000	255,925
4.38%, 10/01/25 (b)	1,000,000	1,050,748
4.25%, 08/15/29 (b)	200,000	207,373
Kimco Realty Corp.
3.20%, 05/01/21 (b)	250,000	254,347
3.40%, 11/01/22 (b)	600,000	612,540
2.80%, 10/01/26 (b)	1,000,000	945,741
Life Storage LP
3.88%, 12/15/27 (b)	1,000,000	998,362
Omega Healthcare Investors, Inc.
4.95%, 04/01/24 (b)	1,100,000	1,150,644
Prologis LP
4.25%, 08/15/23 (b)	1,100,000	1,179,059
3.75%, 11/01/25 (b)	1,000,000	1,050,161
Realty Income Corp.
3.88%, 07/15/24 (b)	1,150,000	1,188,179
3.00%, 01/15/27 (b)	1,500,000	1,438,164
3.65%, 01/15/28 (b)	1,000,000	1,009,436
Regency Centers LP
3.60%, 02/01/27 (b)	250,000	250,709
Simon Property Group LP
4.38%, 03/01/21 (b)	1,000,000	1,055,784
3.38%, 03/15/22 (b)	500,000	513,483
3.30%, 01/15/26 (b)	250,000	250,776
3.38%, 06/15/27 (b)	750,000	756,573
Ventas Realty LP/Ventas Capital Corp.
2.70%, 04/01/20 (b)	250,000	251,229
Security Rate, Maturity Date	Face Amount ($)	Value ($)
VEREIT Operating Partnership LP
3.95%, 08/15/27 (b)	250,000	247,633
Vornado Realty LP
5.00%, 01/15/22 (b)	500,000	536,822
Welltower, Inc.
4.13%, 04/01/19 (b)	500,000	509,038
6.13%, 04/15/20	500,000	540,353
3.75%, 03/15/23 (b)	750,000	778,069
4.50%, 01/15/24 (b)	400,000	427,983
WP Carey, Inc.
4.00%, 02/01/25 (b)	400,000	405,106
		31,195,461
		398,944,623

Industrial 15.7%
Basic Industry 0.8%
Agrium, Inc.
6.75%, 01/15/19	250,000	261,359
4.13%, 03/15/35 (b)	1,500,000	1,554,325
5.25%, 01/15/45 (b)	250,000	291,973
Air Products & Chemicals, Inc.
4.38%, 08/21/19	125,000	129,263
Airgas, Inc.
3.65%, 07/15/24 (b)	800,000	831,161
Albemarle Corp.
5.45%, 12/01/44 (b)	2,000,000	2,368,802
Barrick Gold Corp.
5.25%, 04/01/42	1,000,000	1,157,065
Barrick North America Finance LLC
4.40%, 05/30/21	79,000	83,689
5.70%, 05/30/41	250,000	308,260
5.75%, 05/01/43	1,300,000	1,640,878
BHP Billiton Finance USA Ltd.
5.00%, 09/30/43	1,050,000	1,290,362
Dow Chemical Co.
8.55%, 05/15/19	500,000	541,767
4.13%, 11/15/21 (b)	1,000,000	1,049,412
3.00%, 11/15/22 (b)	1,250,000	1,257,973
7.38%, 11/01/29	750,000	1,002,333
4.25%, 10/01/34 (b)	500,000	527,075
5.25%, 11/15/41 (b)	200,000	233,734
Eastman Chemical Co.
2.70%, 01/15/20 (b)	350,000	352,424
3.60%, 08/15/22 (b)	549,000	566,615
Ecolab, Inc.
2.25%, 01/12/20	250,000	249,994
4.35%, 12/08/21	163,000	173,656
3.25%, 12/01/27 (b)(c)	1,000,000	1,002,639
EI du Pont de Nemours & Co.
5.75%, 03/15/19	200,000	208,223
2.80%, 02/15/23	500,000	499,248
Goldcorp, Inc.
3.63%, 06/09/21 (b)	500,000	511,377
3.70%, 03/15/23 (b)	800,000	820,432
5.45%, 06/09/44 (b)	500,000	584,177
International Paper Co.
4.75%, 02/15/22 (b)	707,000	761,126
4.80%, 06/15/44 (b)	500,000	549,425
4.35%, 08/15/48 (b)	1,000,000	1,048,489
LYB International Finance BV
4.00%, 07/15/23	150,000	157,213

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
LyondellBasell Industries NV
5.00%, 04/15/19 (b)	328,000	336,851
6.00%, 11/15/21 (b)	250,000	277,928
Monsanto Co.
2.75%, 07/15/21	500,000	502,658
2.85%, 04/15/25 (b)	750,000	734,657
4.20%, 07/15/34 (b)	250,000	261,348
Mosaic Co.
3.25%, 11/15/22 (b)	500,000	496,179
4.25%, 11/15/23 (b)	250,000	259,201
4.05%, 11/15/27 (b)	500,000	502,303
Newmont Mining Corp.
3.50%, 03/15/22 (b)	500,000	510,906
6.25%, 10/01/39	150,000	192,437
4.88%, 03/15/42 (b)	500,000	556,870
Nucor Corp.
4.13%, 09/15/22 (b)	500,000	531,120
5.20%, 08/01/43 (b)	300,000	364,828
Packaging Corp. of America
3.90%, 06/15/22 (b)	1,000,000	1,042,599
4.50%, 11/01/23 (b)	1,000,000	1,077,109
3.65%, 09/15/24 (b)	500,000	513,416
Potash Corp. of Saskatchewan, Inc.
3.63%, 03/15/24 (b)	350,000	359,217
5.88%, 12/01/36	100,000	123,459
Praxair, Inc.
2.65%, 02/05/25 (b)	500,000	495,174
3.20%, 01/30/26 (b)	1,000,000	1,028,271
Rio Tinto Alcan, Inc.
7.25%, 03/15/31	381,000	504,466
Rio Tinto Finance USA Ltd.
5.20%, 11/02/40	500,000	615,351
Rio Tinto Finance USA PLC
4.75%, 03/22/42 (b)	500,000	586,578
RPM International, Inc.
6.13%, 10/15/19	500,000	532,593
4.25%, 01/15/48 (b)	750,000	748,776
Sherwin-Williams Co.
4.20%, 01/15/22 (b)	100,000	104,831
3.45%, 06/01/27 (b)	300,000	305,395
4.50%, 06/01/47 (b)	1,000,000	1,097,917
Southern Copper Corp.
5.38%, 04/16/20	250,000	266,463
5.25%, 11/08/42	500,000	560,534
Vale Overseas Ltd.
4.38%, 01/11/22	750,000	777,375
6.25%, 08/10/26	1,250,000	1,451,250
6.88%, 11/21/36	100,000	123,000
Vale S.A.
5.63%, 09/11/42	200,000	220,000
WestRock RKT Co.
4.90%, 03/01/22	200,000	215,880
Weyerhaeuser Co.
7.38%, 03/15/32	500,000	692,313
		40,983,722
Capital Goods 1.3%
3M Co.
1.63%, 06/15/19	500,000	497,635
ABB Finance USA, Inc.
2.88%, 05/08/22	100,000	101,735
Allegion US Holding Co., Inc.
3.20%, 10/01/24 (b)	500,000	495,375
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Bemis Co., Inc.
3.10%, 09/15/26 (b)	600,000	580,540
Boeing Co.
4.88%, 02/15/20	750,000	792,400
1.88%, 06/15/23 (b)	100,000	96,403
2.60%, 10/30/25 (b)	500,000	493,724
5.88%, 02/15/40	350,000	467,552
3.65%, 03/01/47 (b)	500,000	507,416
Caterpillar Financial Services Corp.
7.15%, 02/15/19	750,000	792,105
1.85%, 09/04/20	400,000	395,484
2.55%, 11/29/22	1,500,000	1,496,229
Caterpillar, Inc.
3.90%, 05/27/21	1,500,000	1,578,200
2.60%, 06/26/22 (b)	500,000	500,434
3.40%, 05/15/24 (b)	1,250,000	1,299,787
6.05%, 08/15/36	150,000	200,793
Deere & Co.
2.60%, 06/08/22 (b)	750,000	751,271
5.38%, 10/16/29	150,000	181,877
Dover Corp.
5.38%, 03/01/41 (b)	350,000	430,150
Eaton Corp.
2.75%, 11/02/22	1,000,000	1,004,053
4.00%, 11/02/32	100,000	103,546
4.15%, 11/02/42	100,000	104,537
Emerson Electric Co.
2.63%, 12/01/21 (b)	500,000	504,361
Fortive Corp.
3.15%, 06/15/26 (b)	1,000,000	995,118
4.30%, 06/15/46 (b)	500,000	536,016
General Dynamics Corp.
3.88%, 07/15/21 (b)	500,000	525,112
General Electric Capital Corp.
4.38%, 09/16/20	2,250,000	2,364,366
4.63%, 01/07/21	300,000	318,389
4.65%, 10/17/21	350,000	377,019
3.45%, 05/15/24 (b)	2,000,000	2,064,980
6.15%, 08/07/37	500,000	661,557
5.88%, 01/14/38	1,000,000	1,295,674
General Electric Co.
2.70%, 10/09/22	900,000	899,222
3.38%, 03/11/24	600,000	618,748
4.13%, 10/09/42	1,200,000	1,260,080
4.50%, 03/11/44	400,000	444,166
Honeywell International, Inc.
2.50%, 11/01/26 (b)	1,750,000	1,694,602
Huntington Ingalls Industries, Inc.
3.48%, 12/01/27 (b)(c)	250,000	249,688
Illinois Tool Works, Inc.
6.25%, 04/01/19	500,000	524,833
3.90%, 09/01/42 (b)	100,000	107,423
Ingersoll-Rand Global Holding Co., Ltd.
2.88%, 01/15/19 (c)	250,000	251,344
Ingersoll-Rand Luxembourg Finance S.A.
2.63%, 05/01/20 (b)	500,000	500,145
John Deere Capital Corp.
1.95%, 01/08/19	500,000	499,652
1.70%, 01/15/20	750,000	742,909
3.90%, 07/12/21	500,000	523,948
2.15%, 09/08/22	500,000	489,673
2.65%, 06/24/24	500,000	495,683

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Johnson Controls International plc
3.63%, 07/02/24 (b)	500,000	518,935
3.90%, 02/14/26 (b)	500,000	524,026
6.00%, 01/15/36	500,000	626,212
4.63%, 07/02/44 (b)	200,000	221,158
5.13%, 09/14/45 (b)	500,000	589,232
L-3 Technologies, Inc.
4.95%, 02/15/21 (b)	500,000	529,902
3.85%, 12/15/26 (b)	500,000	515,101
Lockheed Martin Corp.
4.25%, 11/15/19 (g)	250,000	259,628
2.50%, 11/23/20 (b)	1,000,000	1,007,067
3.35%, 09/15/21	500,000	514,512
3.10%, 01/15/23 (b)	500,000	508,614
3.55%, 01/15/26 (b)	800,000	832,111
4.70%, 05/15/46 (b)	250,000	292,880
4.09%, 09/15/52 (b)	1,000,000	1,051,717
Masco Corp.
3.50%, 04/01/21 (b)	500,000	510,325
4.50%, 05/15/47 (b)	500,000	510,817
Northrop Grumman Corp.
3.50%, 03/15/21	500,000	516,014
3.25%, 08/01/23	1,000,000	1,021,736
3.20%, 02/01/27 (b)	500,000	502,828
4.75%, 06/01/43	1,000,000	1,159,424
3.85%, 04/15/45 (b)	750,000	759,087
Owens Corning
4.20%, 12/15/22 (b)	1,000,000	1,049,669
7.00%, 12/01/36	290,000	383,966
Raytheon Co.
2.50%, 12/15/22 (b)	2,000,000	1,997,132
Republic Services, Inc.
3.55%, 06/01/22 (b)	750,000	773,898
2.90%, 07/01/26 (b)	1,000,000	981,012
3.38%, 11/15/27 (b)	500,000	504,768
Rockwell Collins, Inc.
2.80%, 03/15/22 (b)	1,350,000	1,353,208
Roper Technologies, Inc.
2.80%, 12/15/21 (b)	1,500,000	1,504,011
3.13%, 11/15/22 (b)	250,000	253,346
3.85%, 12/15/25 (b)	500,000	517,057
3.80%, 12/15/26 (b)	850,000	878,186
Textron, Inc.
3.88%, 03/01/25 (b)	250,000	259,542
United Technologies Corp.
4.50%, 04/15/20	500,000	524,680
1.95%, 11/01/21 (b)	500,000	488,762
3.13%, 05/04/27 (b)	250,000	250,458
6.13%, 07/15/38	150,000	199,241
5.70%, 04/15/40	1,000,000	1,276,433
4.50%, 06/01/42	1,900,000	2,110,724
3.75%, 11/01/46 (b)	750,000	753,155
4.05%, 05/04/47 (b)	1,000,000	1,049,387
Waste Management, Inc.
2.90%, 09/15/22 (b)	450,000	453,016
4.10%, 03/01/45 (b)	500,000	539,157
		62,888,088
Communications 2.4%
21st Century Fox America, Inc.
6.90%, 03/01/19	180,000	189,509
4.00%, 10/01/23	1,000,000	1,047,019
6.20%, 12/15/34	500,000	647,503
6.15%, 03/01/37	200,000	262,735
Security Rate, Maturity Date	Face Amount ($)	Value ($)
6.65%, 11/15/37	500,000	689,833
6.15%, 02/15/41	350,000	466,242
Activision Blizzard, Inc.
2.30%, 09/15/21 (b)	500,000	493,872
America Movil S.A.B. de C.V.
3.13%, 07/16/22	200,000	202,809
6.13%, 03/30/40	500,000	638,744
4.38%, 07/16/42	500,000	532,757
American Tower Corp.
3.40%, 02/15/19	750,000	758,705
5.05%, 09/01/20	250,000	265,237
2.25%, 01/15/22	250,000	243,723
3.50%, 01/31/23	1,500,000	1,535,527
5.00%, 02/15/24	200,000	219,364
3.13%, 01/15/27 (b)	750,000	723,464
3.55%, 07/15/27 (b)	1,000,000	994,683
AT&T, Inc.
3.20%, 03/01/22 (b)	750,000	758,814
3.95%, 01/15/25 (b)	250,000	256,345
3.40%, 05/15/25 (b)	1,000,000	984,738
4.13%, 02/17/26 (b)	1,500,000	1,536,852
4.25%, 03/01/27 (b)	2,450,000	2,502,183
3.90%, 08/14/27 (b)	750,000	756,484
4.10%, 02/15/28 (b)(c)	2,283,000	2,295,169
4.30%, 02/15/30 (b)(c)	3,651,000	3,645,911
8.25%, 11/15/31 (c)	1,000,000	1,390,397
4.50%, 05/15/35 (b)	1,000,000	997,040
5.25%, 03/01/37 (b)	1,000,000	1,060,811
6.35%, 03/15/40	300,000	355,770
6.00%, 08/15/40 (b)	1,000,000	1,135,343
5.35%, 09/01/40	525,000	555,879
5.15%, 03/15/42	400,000	416,479
4.30%, 12/15/42 (b)	750,000	707,194
4.35%, 06/15/45 (b)	1,750,000	1,620,794
4.75%, 05/15/46 (b)	2,000,000	1,963,620
5.65%, 02/15/47 (b)	500,000	549,230
4.50%, 03/09/48 (b)	1,763,000	1,658,505
4.55%, 03/09/49 (b)	259,000	244,750
5.15%, 02/14/50 (b)	1,000,000	1,016,431
CBS Corp.
3.38%, 02/15/28 (b)	300,000	289,518
5.50%, 05/15/33	300,000	336,421
4.90%, 08/15/44 (b)	400,000	421,959
4.60%, 01/15/45 (b)	250,000	255,885
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	750,000	774,688
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (b)	500,000	509,621
4.46%, 07/23/22 (b)	250,000	261,097
4.91%, 07/23/25 (b)	1,500,000	1,597,230
3.75%, 02/15/28 (b)	750,000	720,148
6.38%, 10/23/35 (b)	500,000	585,417
6.48%, 10/23/45 (b)	1,250,000	1,462,441
5.38%, 05/01/47 (b)	500,000	514,571
Comcast Corp.
5.70%, 07/01/19	500,000	526,429
5.15%, 03/01/20	1,250,000	1,325,187
2.85%, 01/15/23	1,500,000	1,513,065
2.75%, 03/01/23 (b)	500,000	502,753
3.60%, 03/01/24	750,000	782,523
2.35%, 01/15/27 (b)	250,000	236,384
3.30%, 02/01/27 (b)	1,000,000	1,021,370
7.05%, 03/15/33	500,000	696,766
4.65%, 07/15/42	500,000	564,103
4.75%, 03/01/44	750,000	862,105

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.60%, 08/15/45 (b)	1,000,000	1,124,379
3.97%, 11/01/47 (b)	1,448,000	1,499,858
Crown Castle International Corp.
4.88%, 04/15/22	750,000	805,052
4.45%, 02/15/26 (b)	500,000	525,816
4.75%, 05/15/47 (b)	750,000	792,687
Deutsche Telekom International Finance BV
6.00%, 07/08/19	1,075,000	1,133,936
8.75%, 06/15/30	150,000	222,413
Discovery Communications LLC
5.05%, 06/01/20	1,200,000	1,262,225
3.95%, 03/20/28 (b)	500,000	498,365
6.35%, 06/01/40	1,750,000	2,065,251
4.88%, 04/01/43	1,250,000	1,245,828
Electronic Arts, Inc.
3.70%, 03/01/21 (b)	300,000	309,552
4.80%, 03/01/26 (b)	500,000	549,277
Grupo Televisa S.A.B.
6.63%, 03/18/25	1,250,000	1,482,655
6.63%, 01/15/40	500,000	618,827
6.13%, 01/31/46 (b)	750,000	891,787
Interpublic Group of Cos., Inc.
3.75%, 02/15/23	1,000,000	1,029,882
Koninklijke KPN
8.38%, 10/01/30	250,000	344,153
NBCUniversal Media LLC
5.15%, 04/30/20	1,000,000	1,065,768
4.38%, 04/01/21 (g)	750,000	795,271
5.95%, 04/01/41	1,000,000	1,306,201
Omnicom Group, Inc.
4.45%, 08/15/20	1,000,000	1,049,695
3.63%, 05/01/22	1,000,000	1,033,391
3.65%, 11/01/24 (b)	250,000	256,917
3.60%, 04/15/26 (b)	500,000	506,717
Orange S.A.
2.75%, 02/06/19	1,250,000	1,257,246
9.00%, 03/01/31	500,000	751,799
5.50%, 02/06/44 (b)	500,000	616,054
Rogers Communications, Inc.
3.00%, 03/15/23 (b)	250,000	249,857
3.63%, 12/15/25 (b)	500,000	511,538
5.00%, 03/15/44 (b)	500,000	579,656
Scripps Networks Interactive, Inc.
2.80%, 06/15/20 (b)	1,000,000	1,000,443
TCI Communications, Inc.
7.13%, 02/15/28	800,000	1,048,120
Telefonica Emisiones S.A.U.
5.13%, 04/27/20	250,000	264,798
5.46%, 02/16/21	250,000	270,623
4.57%, 04/27/23	150,000	162,418
7.05%, 06/20/36	650,000	874,557
5.21%, 03/08/47	2,000,000	2,278,693
Telefonica Europe BV
8.25%, 09/15/30	250,000	353,245
Telefonos de Mexico S.A.B. de C.V.
5.50%, 11/15/19	600,000	634,441
TELUS Corp.
3.70%, 09/15/27 (b)	250,000	256,179
Time Warner Cable, Inc.
5.00%, 02/01/20	1,680,000	1,754,126
4.13%, 02/15/21 (b)	500,000	515,239
5.88%, 11/15/40 (b)	1,000,000	1,088,467
5.50%, 09/01/41 (b)	250,000	261,436
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Time Warner, Inc.
2.10%, 06/01/19	1,500,000	1,497,615
4.88%, 03/15/20	200,000	210,561
4.75%, 03/29/21	300,000	319,561
4.00%, 01/15/22	500,000	521,104
3.55%, 06/01/24 (b)	400,000	404,951
3.88%, 01/15/26 (b)	1,000,000	1,011,223
3.80%, 02/15/27 (b)	250,000	250,242
4.85%, 07/15/45 (b)	1,000,000	1,054,258
Verizon Communications, Inc.
2.63%, 02/21/20	793,000	800,111
4.60%, 04/01/21	500,000	532,330
3.00%, 11/01/21 (b)	1,250,000	1,265,068
3.50%, 11/01/21	250,000	257,666
5.15%, 09/15/23	1,250,000	1,392,538
3.50%, 11/01/24 (b)	1,000,000	1,019,416
2.63%, 08/15/26	500,000	471,841
4.13%, 03/16/27	2,000,000	2,089,419
4.50%, 08/10/33	3,500,000	3,681,257
4.40%, 11/01/34 (b)	2,500,000	2,555,012
4.13%, 08/15/46	500,000	463,776
4.86%, 08/21/46	1,000,000	1,045,710
4.52%, 09/15/48	388,000	383,614
5.01%, 08/21/54	1,500,000	1,545,121
4.67%, 03/15/55	1,000,000	969,618
Viacom, Inc.
4.50%, 03/01/21	1,000,000	1,041,767
3.88%, 12/15/21	100,000	102,093
3.88%, 04/01/24 (b)	248,000	247,775
6.88%, 04/30/36	400,000	455,098
5.85%, 09/01/43 (b)	500,000	519,083
Vodafone Group PLC
2.50%, 09/26/22	500,000	496,616
2.95%, 02/19/23	1,000,000	1,005,291
4.38%, 02/19/43	500,000	517,354
Walt Disney Co.
2.35%, 12/01/22	1,500,000	1,491,033
3.00%, 02/13/26	800,000	803,729
1.85%, 07/30/26	200,000	183,372
		119,830,207
Consumer Cyclical 1.9%
Alibaba Group Holding Ltd.
3.13%, 11/28/21 (b)	250,000	253,395
3.40%, 12/06/27 (b)	2,000,000	2,002,006
4.50%, 11/28/34 (b)	500,000	553,469
4.00%, 12/06/37 (b)	1,500,000	1,555,436
Amazon.com, Inc.
2.60%, 12/05/19 (b)	1,000,000	1,010,656
3.30%, 12/05/21 (b)	1,500,000	1,550,394
2.40%, 02/22/23 (b)(c)	1,500,000	1,486,208
4.80%, 12/05/34 (b)	500,000	588,595
4.95%, 12/05/44 (b)	500,000	610,193
4.05%, 08/22/47 (b)(c)	750,000	811,835
4.25%, 08/22/57 (b)(c)	1,000,000	1,096,323
American Honda Finance Corp.
2.00%, 02/14/20	650,000	646,870
2.60%, 11/16/22	250,000	250,325
2.90%, 02/16/24	500,000	503,386
Aptiv PLC
4.40%, 10/01/46 (b)	500,000	517,140
Automatic Data Processing, Inc.
2.25%, 09/15/20 (b)	250,000	250,739
AutoNation, Inc.
3.80%, 11/15/27 (b)	500,000	496,118

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
AutoZone, Inc.
3.70%, 04/15/22 (b)	500,000	516,313
3.25%, 04/15/25 (b)	1,000,000	997,784
Bed Bath & Beyond, Inc.
5.17%, 08/01/44 (b)	250,000	220,660
Carnival Corp.
3.95%, 10/15/20	350,000	365,546
Costco Wholesale Corp.
1.70%, 12/15/19	500,000	496,935
1.75%, 02/15/20	500,000	496,976
2.15%, 05/18/21 (b)	1,000,000	996,067
2.75%, 05/18/24 (b)	500,000	499,980
3.00%, 05/18/27 (b)	500,000	501,324
CVS Health Corp.
2.25%, 08/12/19 (b)	1,250,000	1,246,710
3.50%, 07/20/22 (b)	700,000	713,742
3.38%, 08/12/24 (b)	1,000,000	1,006,821
3.88%, 07/20/25 (b)	943,000	972,705
5.30%, 12/05/43 (b)	200,000	233,587
5.13%, 07/20/45 (b)	1,500,000	1,725,783
Darden Restaurants, Inc.
3.85%, 05/01/27 (b)	900,000	918,961
Delphi Corp.
4.15%, 03/15/24 (b)	540,000	571,002
DR Horton, Inc.
4.00%, 02/15/20	500,000	514,580
2.55%, 12/01/20	250,000	249,800
eBay, Inc.
2.15%, 06/05/20	400,000	397,424
3.80%, 03/09/22 (b)	500,000	519,537
3.60%, 06/05/27 (b)	1,000,000	993,241
Ford Motor Co.
7.45%, 07/16/31	1,000,000	1,310,223
4.75%, 01/15/43	600,000	610,710
5.29%, 12/08/46 (b)	1,500,000	1,638,533
Ford Motor Credit Co. LLC
2.94%, 01/08/19	500,000	503,247
2.02%, 05/03/19	1,500,000	1,493,688
3.16%, 08/04/20	300,000	303,852
5.88%, 08/02/21	1,750,000	1,923,247
4.13%, 08/04/25	2,000,000	2,071,796
General Motors Co.
4.88%, 10/02/23	1,100,000	1,191,889
4.00%, 04/01/25	400,000	411,423
5.00%, 04/01/35	500,000	531,415
6.25%, 10/02/43	750,000	891,420
General Motors Financial Co., Inc.
3.15%, 01/15/20 (b)	1,500,000	1,517,655
2.65%, 04/13/20	600,000	600,456
3.20%, 07/06/21 (b)	1,250,000	1,263,219
4.38%, 09/25/21	2,250,000	2,368,789
3.45%, 01/14/22 (b)	750,000	760,819
3.15%, 06/30/22 (b)	500,000	500,131
4.35%, 01/17/27 (b)	1,250,000	1,302,431
Home Depot, Inc.
2.00%, 04/01/21 (b)	800,000	792,484
4.40%, 04/01/21 (b)	500,000	531,239
2.63%, 06/01/22 (b)	750,000	754,646
3.75%, 02/15/24 (b)	500,000	527,580
2.13%, 09/15/26 (b)	250,000	234,340
5.88%, 12/16/36	1,200,000	1,626,913
5.95%, 04/01/41 (b)	500,000	678,532
4.88%, 02/15/44 (b)	1,500,000	1,817,934
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Kohl's Corp.
4.00%, 11/01/21 (b)	350,000	360,334
3.25%, 02/01/23 (b)	1,000,000	989,755
4.75%, 12/15/23 (b)	1,000,000	1,055,045
4.25%, 07/17/25 (b)	750,000	763,253
Lear Corp.
5.25%, 01/15/25 (b)	1,000,000	1,068,162
Lowe's Cos., Inc.
3.12%, 04/15/22 (b)	750,000	765,645
3.38%, 09/15/25 (b)	1,250,000	1,289,249
3.10%, 05/03/27 (b)	500,000	502,360
6.50%, 03/15/29	251,000	324,417
Macy's Retail Holdings, Inc.
2.88%, 02/15/23 (b)	200,000	187,971
Marriott International, Inc.
3.13%, 10/15/21 (b)	200,000	202,597
3.75%, 03/15/25 (b)	1,250,000	1,281,691
Mastercard, Inc.
3.80%, 11/21/46 (b)	500,000	532,857
McDonald's Corp.
2.20%, 05/26/20 (b)	500,000	500,083
2.75%, 12/09/20 (b)	1,500,000	1,516,596
3.38%, 05/26/25 (b)	550,000	568,159
4.88%, 12/09/45 (b)	600,000	697,852
NIKE, Inc.
2.25%, 05/01/23 (b)	100,000	99,529
3.63%, 05/01/43 (b)	50,000	50,328
Nordstrom, Inc.
4.75%, 05/01/20	750,000	785,365
4.00%, 10/15/21 (b)	300,000	310,573
4.00%, 03/15/27 (b)	1,000,000	998,149
5.00%, 01/15/44 (b)	500,000	483,756
O'Reilly Automotive, Inc.
3.55%, 03/15/26 (b)	500,000	506,022
Priceline Group, Inc.
2.75%, 03/15/23 (b)	250,000	249,396
QVC, Inc.
5.13%, 07/02/22	200,000	211,737
4.38%, 03/15/23	1,000,000	1,026,628
5.45%, 08/15/34 (b)	200,000	201,456
Starbucks Corp.
2.70%, 06/15/22 (b)	500,000	501,835
3.85%, 10/01/23 (b)	300,000	319,061
3.75%, 12/01/47 (b)	500,000	508,120
Target Corp.
2.30%, 06/26/19	1,000,000	1,005,022
3.50%, 07/01/24	250,000	260,866
4.00%, 07/01/42	500,000	518,522
Toyota Motor Credit Corp.
1.70%, 01/09/19	250,000	249,520
2.10%, 01/17/19	1,000,000	1,002,445
1.70%, 02/19/19	1,000,000	995,714
1.55%, 10/18/19	350,000	346,984
2.15%, 03/12/20	500,000	498,581
3.40%, 09/15/21	1,350,000	1,397,620
Visa, Inc.
2.20%, 12/14/20 (b)	1,000,000	999,638
4.15%, 12/14/35 (b)	1,500,000	1,668,556
4.30%, 12/14/45 (b)	750,000	855,603
Wal-Mart Stores, Inc.
3.25%, 10/25/20	500,000	515,332
2.35%, 12/15/22 (b)	2,000,000	1,994,367
2.55%, 04/11/23 (b)	700,000	703,048

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Walgreens Boots Alliance, Inc.
3.30%, 11/18/21 (b)	1,000,000	1,017,575
3.80%, 11/18/24 (b)	1,000,000	1,022,743
3.45%, 06/01/26 (b)	500,000	495,323
4.80%, 11/18/44 (b)	1,100,000	1,188,858
4.65%, 06/01/46 (b)	1,000,000	1,057,642
Walt Disney Co.
4.38%, 08/16/41	500,000	554,611
		94,703,728
Consumer Non-Cyclical 4.0%
Abbott Laboratories
2.90%, 11/30/21 (b)	1,500,000	1,518,733
2.55%, 03/15/22	500,000	495,329
3.40%, 11/30/23 (b)	500,000	509,311
3.75%, 11/30/26 (b)	1,250,000	1,285,949
4.75%, 04/15/43 (b)	1,000,000	1,114,496
4.90%, 11/30/46 (b)	1,000,000	1,151,142
AbbVie, Inc.
2.90%, 11/06/22	500,000	502,017
3.20%, 11/06/22 (b)	300,000	304,964
2.85%, 05/14/23 (b)	2,200,000	2,197,892
4.50%, 05/14/35 (b)	1,500,000	1,652,475
4.30%, 05/14/36 (b)	1,500,000	1,612,371
4.40%, 11/06/42	1,500,000	1,614,426
Actavis Funding SCS
3.45%, 03/15/22 (b)	1,500,000	1,525,509
3.85%, 06/15/24 (b)	500,000	513,075
3.80%, 03/15/25 (b)	500,000	509,797
4.75%, 03/15/45 (b)	168,000	179,537
Actavis, Inc.
3.25%, 10/01/22 (b)	1,750,000	1,757,214
Allergan, Inc.
2.80%, 03/15/23 (b)	1,150,000	1,138,931
Altria Group, Inc.
9.25%, 08/06/19	250,000	277,225
4.75%, 05/05/21	500,000	536,440
2.85%, 08/09/22	600,000	604,326
2.95%, 05/02/23	800,000	802,390
4.25%, 08/09/42	200,000	210,382
AmerisourceBergen Corp.
3.45%, 12/15/27 (b)	1,000,000	993,752
Amgen, Inc.
5.70%, 02/01/19	500,000	519,114
2.20%, 05/22/19 (b)	1,500,000	1,500,784
4.10%, 06/15/21 (b)	1,000,000	1,045,319
1.85%, 08/19/21 (b)	1,500,000	1,463,530
3.88%, 11/15/21 (b)	500,000	523,034
3.63%, 05/22/24 (b)	650,000	676,270
4.95%, 10/01/41	500,000	581,649
5.15%, 11/15/41 (b)	500,000	602,226
4.40%, 05/01/45 (b)	500,000	546,224
Anheuser-Busch InBev Finance, Inc.
1.90%, 02/01/19	400,000	399,277
2.15%, 02/01/19	1,900,000	1,902,686
2.65%, 02/01/21 (b)	3,000,000	3,017,212
3.30%, 02/01/23 (b)	1,750,000	1,792,786
3.70%, 02/01/24	1,950,000	2,032,310
3.65%, 02/01/26 (b)	1,900,000	1,964,088
4.70%, 02/01/36 (b)	2,000,000	2,243,163
4.63%, 02/01/44	500,000	553,842
4.90%, 02/01/46 (b)	1,350,000	1,570,904
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Anheuser-Busch InBev Worldwide, Inc.
7.75%, 01/15/19	500,000	528,189
6.88%, 11/15/19	350,000	379,407
5.00%, 04/15/20	1,000,000	1,061,652
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (b)	750,000	716,208
AstraZeneca PLC
2.38%, 11/16/20	500,000	499,587
2.38%, 06/12/22 (b)	500,000	494,588
6.45%, 09/15/37	1,650,000	2,248,905
BAT Capital Corp.
2.76%, 08/15/22 (b)(c)	2,000,000	1,991,250
3.22%, 08/15/24 (b)(c)	1,000,000	1,001,441
Baxalta, Inc.
2.88%, 06/23/20 (b)	1,250,000	1,258,796
3.60%, 06/23/22 (b)	1,000,000	1,023,758
4.00%, 06/23/25 (b)	1,750,000	1,811,591
5.25%, 06/23/45 (b)	1,000,000	1,168,111
Baxter International, Inc.
1.70%, 08/15/21 (b)	500,000	485,258
Becton Dickinson & Co.
2.68%, 12/15/19	200,000	200,818
3.25%, 11/12/20	650,000	659,773
2.89%, 06/06/22 (b)	750,000	746,077
3.36%, 06/06/24 (b)	1,750,000	1,757,349
3.73%, 12/15/24 (b)	1,000,000	1,025,708
4.69%, 12/15/44 (b)	250,000	274,444
4.67%, 06/06/47 (b)	500,000	543,569
Biogen, Inc.
2.90%, 09/15/20	2,000,000	2,028,555
4.05%, 09/15/25 (b)	1,000,000	1,059,903
5.20%, 09/15/45 (b)	500,000	595,854
Boston Scientific Corp.
6.00%, 01/15/20	650,000	694,138
4.13%, 10/01/23 (b)	100,000	104,809
3.85%, 05/15/25	250,000	257,430
Bristol-Myers Squibb Co.
3.25%, 02/27/27	1,250,000	1,286,025
3.25%, 08/01/42	100,000	95,841
4.50%, 03/01/44 (b)	600,000	693,822
Bunge Ltd. Finance Corp.
3.75%, 09/25/27 (b)	500,000	493,785
Campbell Soup Co.
2.50%, 08/02/22	350,000	346,535
Cardinal Health, Inc.
2.62%, 06/15/22 (b)	1,100,000	1,082,744
3.08%, 06/15/24 (b)	1,000,000	985,840
3.75%, 09/15/25 (b)	250,000	254,950
4.90%, 09/15/45 (b)	500,000	539,500
Catholic Health Initiatives
4.35%, 11/01/42	250,000	242,225
Celgene Corp.
2.88%, 08/15/20	1,000,000	1,009,953
3.55%, 08/15/22	1,000,000	1,031,123
3.63%, 05/15/24 (b)	700,000	720,894
3.45%, 11/15/27 (b)	500,000	500,666
4.35%, 11/15/47 (b)	750,000	782,319
Church & Dwight Co., Inc.
3.15%, 08/01/27 (b)	1,000,000	987,250
Coca-Cola Co.
3.30%, 09/01/21	750,000	775,599
Colgate-Palmolive Co.
1.75%, 03/15/19	500,000	498,587
3.25%, 03/15/24	200,000	206,283

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Conagra Brands, Inc.
3.20%, 01/25/23 (b)	783,000	791,969
Constellation Brands, Inc.
6.00%, 05/01/22	300,000	337,505
2.65%, 11/07/22 (b)	250,000	247,621
4.25%, 05/01/23	500,000	529,561
Diageo Capital PLC
5.88%, 09/30/36	1,000,000	1,319,661
Dr Pepper Snapple Group, Inc.
3.43%, 06/15/27 (b)	500,000	501,802
Eli Lilly & Co.
2.35%, 05/15/22	500,000	498,919
3.10%, 05/15/27 (b)	500,000	508,122
3.70%, 03/01/45 (b)	500,000	518,221
Express Scripts Holding Co.
2.25%, 06/15/19	500,000	499,369
3.05%, 11/30/22 (b)	500,000	499,716
3.00%, 07/15/23 (b)	500,000	497,152
3.40%, 03/01/27 (b)	500,000	491,614
4.80%, 07/15/46 (b)	1,000,000	1,067,983
General Mills, Inc.
5.65%, 02/15/19	500,000	519,013
Genzyme Corp.
5.00%, 06/15/20	250,000	265,643
Gilead Sciences, Inc.
2.05%, 04/01/19	1,000,000	1,000,162
2.55%, 09/01/20	500,000	504,637
4.40%, 12/01/21 (b)	350,000	373,480
3.70%, 04/01/24 (b)	400,000	418,813
3.50%, 02/01/25 (b)	500,000	517,575
3.65%, 03/01/26 (b)	400,000	415,387
5.65%, 12/01/41 (b)	200,000	254,143
4.80%, 04/01/44 (b)	350,000	407,062
4.50%, 02/01/45 (b)	250,000	278,526
4.75%, 03/01/46 (b)	750,000	869,671
4.15%, 03/01/47 (b)	750,000	799,803
GlaxoSmithKline Capital, Inc.
2.85%, 05/08/22	150,000	152,346
Hasbro, Inc.
6.35%, 03/15/40	450,000	543,222
5.10%, 05/15/44 (b)	1,100,000	1,158,692
JM Smucker Co.
3.50%, 10/15/21	1,000,000	1,029,364
3.50%, 03/15/25	750,000	767,401
4.25%, 03/15/35	1,000,000	1,064,994
4.38%, 03/15/45	1,000,000	1,064,606
Johnson & Johnson
1.65%, 03/01/21 (b)	250,000	244,720
3.38%, 12/05/23	500,000	523,101
2.45%, 03/01/26 (b)	350,000	341,687
2.95%, 03/03/27 (b)	2,000,000	2,028,971
3.70%, 03/01/46 (b)	1,000,000	1,056,768
Kellogg Co.
4.00%, 12/15/20	500,000	524,042
Kimberly-Clark Corp.
6.63%, 08/01/37	100,000	142,612
5.30%, 03/01/41	1,000,000	1,264,462
Koninklijke Ahold Delhaize NV
5.70%, 10/01/40	750,000	883,852
Koninklijke Philips N.V.
3.75%, 03/15/22	250,000	260,553
5.00%, 03/15/42	100,000	117,164
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Kraft Heinz Foods Co.
5.38%, 02/10/20	1,000,000	1,060,025
3.50%, 06/06/22	1,500,000	1,536,456
3.00%, 06/01/26 (b)	2,000,000	1,928,098
5.00%, 06/04/42	1,500,000	1,615,347
5.20%, 07/15/45 (b)	500,000	552,083
4.38%, 06/01/46 (b)	1,500,000	1,491,827
Kroger Co.
2.80%, 08/01/22 (b)	750,000	748,075
4.65%, 01/15/48 (b)	750,000	770,830
Laboratory Corp. of America Holdings
3.25%, 09/01/24 (b)	1,250,000	1,253,766
McKesson Corp.
2.28%, 03/15/19	800,000	800,388
2.70%, 12/15/22 (b)	750,000	746,150
3.80%, 03/15/24 (b)	500,000	518,585
6.00%, 03/01/41 (b)	500,000	612,841
Medtronic Global Holdings SCA
3.35%, 04/01/27 (b)	250,000	256,815
Medtronic, Inc.
2.50%, 03/15/20	1,750,000	1,760,921
3.15%, 03/15/22	1,000,000	1,024,848
3.63%, 03/15/24 (b)	200,000	209,621
3.50%, 03/15/25	1,250,000	1,297,920
4.38%, 03/15/35	2,000,000	2,258,820
4.63%, 03/15/45	750,000	875,932
Merck & Co., Inc.
3.88%, 01/15/21 (b)	1,500,000	1,567,022
2.80%, 05/18/23	1,250,000	1,261,345
2.75%, 02/10/25 (b)	2,000,000	1,993,820
3.70%, 02/10/45 (b)	500,000	523,310
Molson Coors Brewing Co.
2.10%, 07/15/21 (b)	1,000,000	980,959
3.50%, 05/01/22	200,000	205,627
3.00%, 07/15/26 (b)	750,000	735,455
5.00%, 05/01/42	750,000	853,659
4.20%, 07/15/46 (b)	500,000	511,620
Mondelez International, Inc.
5.38%, 02/10/20	250,000	264,424
Mylan N.V.
3.95%, 06/15/26 (b)	1,000,000	1,010,122
Newell Brands, Inc.
2.88%, 12/01/19 (b)	400,000	403,392
3.90%, 11/01/25 (b)	1,000,000	1,025,326
4.20%, 04/01/26 (b)	1,700,000	1,777,301
5.38%, 04/01/36 (b)	500,000	586,241
5.50%, 04/01/46 (b)	1,000,000	1,195,020
Novartis Capital Corp.
4.40%, 04/24/20 (g)	100,000	104,993
3.00%, 11/20/25 (b)	1,000,000	1,012,014
3.10%, 05/17/27 (b)	750,000	765,581
Novartis Securities Investment Ltd.
5.13%, 02/10/19	1,000,000	1,033,140
PepsiCo, Inc.
2.25%, 01/07/19 (b)	750,000	752,231
1.50%, 02/22/19	1,000,000	995,597
1.35%, 10/04/19	1,500,000	1,482,539
1.70%, 10/06/21 (b)	1,000,000	975,928
2.75%, 03/05/22	750,000	759,384
3.60%, 03/01/24 (b)	500,000	524,750
4.88%, 11/01/40	200,000	241,327
4.60%, 07/17/45 (b)	1,300,000	1,513,671
Perrigo Finance PLC
3.90%, 12/15/24 (b)	500,000	509,123

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Pfizer, Inc.
1.45%, 06/03/19	1,000,000	992,316
1.95%, 06/03/21	250,000	247,028
3.00%, 06/15/23	500,000	511,313
2.75%, 06/03/26	1,000,000	988,214
7.20%, 03/15/39	500,000	768,253
4.40%, 05/15/44	1,000,000	1,150,638
4.13%, 12/15/46	1,500,000	1,669,570
Philip Morris International, Inc.
4.50%, 03/26/20	250,000	261,740
4.13%, 05/17/21	500,000	525,257
2.90%, 11/15/21	500,000	506,361
2.38%, 08/17/22 (b)	500,000	492,981
2.50%, 08/22/22	850,000	842,746
2.75%, 02/25/26 (b)	250,000	245,072
3.13%, 03/02/28 (b)	1,500,000	1,497,312
6.38%, 05/16/38	650,000	881,298
4.38%, 11/15/41	250,000	269,634
4.88%, 11/15/43	1,000,000	1,144,821
4.25%, 11/10/44	200,000	211,326
Procter & Gamble Co.
1.85%, 02/02/21	1,000,000	989,637
3.50%, 10/25/47	500,000	506,278
Quest Diagnostics, Inc.
4.75%, 01/15/20	400,000	418,203
2.50%, 03/30/20 (b)	500,000	500,248
3.50%, 03/30/25 (b)	1,000,000	1,013,081
3.45%, 06/01/26 (b)	300,000	301,526
4.70%, 03/30/45 (b)	500,000	534,159
Reynolds American, Inc.
4.45%, 06/12/25 (b)	500,000	533,945
6.15%, 09/15/43	500,000	644,967
5.85%, 08/15/45 (b)	1,500,000	1,880,180
Sanofi
4.00%, 03/29/21	150,000	157,898
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (b)	500,000	492,565
Stryker Corp.
3.50%, 03/15/26 (b)	2,000,000	2,067,276
4.63%, 03/15/46 (b)	500,000	570,132
Sysco Corp.
3.75%, 10/01/25 (b)	750,000	781,135
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	500,000	448,079
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	1,750,000	1,599,911
3.15%, 10/01/26	1,000,000	827,170
4.10%, 10/01/46	1,000,000	764,355
The Coca-Cola Co.
3.15%, 11/15/20	1,000,000	1,027,704
3.20%, 11/01/23	750,000	779,395
The Kroger Co.
2.30%, 01/15/19 (b)	500,000	500,531
6.15%, 01/15/20	300,000	322,490
7.50%, 04/01/31 (g)	100,000	132,089
Thermo Fisher Scientific, Inc.
4.50%, 03/01/21	50,000	53,182
3.60%, 08/15/21 (b)	550,000	568,171
3.30%, 02/15/22	750,000	768,302
4.15%, 02/01/24 (b)	800,000	849,703
5.30%, 02/01/44 (b)	200,000	239,826
Tyson Foods, Inc.
2.65%, 08/15/19 (b)	500,000	502,597
4.50%, 06/15/22 (b)	250,000	267,284
4.88%, 08/15/34 (b)	1,250,000	1,412,613
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Unilever Capital Corp.
4.25%, 02/10/21	800,000	844,035
Wyeth LLC
5.95%, 04/01/37	500,000	671,586
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/20 (b)	500,000	500,504
Zoetis, Inc.
3.25%, 02/01/23 (b)	250,000	254,129
4.70%, 02/01/43 (b)	100,000	112,218
		196,122,150
Energy 2.4%
Anadarko Petroleum Corp.
4.85%, 03/15/21 (b)	750,000	792,600
6.45%, 09/15/36	1,000,000	1,228,377
6.60%, 03/15/46 (b)	1,750,000	2,259,092
Andeavor
4.75%, 12/15/23 (b)(c)	500,000	538,216
5.13%, 12/15/26 (b)(c)	1,000,000	1,100,870
Apache Corp.
3.25%, 04/15/22 (b)	1,500,000	1,512,750
6.00%, 01/15/37	1,000,000	1,186,325
4.75%, 04/15/43 (b)	600,000	618,903
Boardwalk Pipelines LP
4.95%, 12/15/24 (b)	500,000	536,412
4.45%, 07/15/27 (b)	2,000,000	2,038,613
BP Capital Markets PLC
4.75%, 03/10/19	250,000	257,805
1.68%, 05/03/19	200,000	198,987
2.32%, 02/13/20	750,000	752,055
4.50%, 10/01/20	800,000	846,826
4.74%, 03/11/21	1,500,000	1,606,978
3.56%, 11/01/21	500,000	519,984
3.06%, 03/17/22	500,000	509,551
3.25%, 05/06/22	200,000	205,120
3.28%, 09/19/27 (b)	750,000	760,140
Buckeye Partners LP
4.88%, 02/01/21 (b)	350,000	368,396
4.35%, 10/15/24 (b)	300,000	306,565
4.13%, 12/01/27 (b)	2,500,000	2,477,072
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (b)	1,000,000	996,678
3.80%, 04/15/24 (b)	150,000	154,683
6.25%, 03/15/38	100,000	125,267
4.95%, 06/01/47 (b)	1,000,000	1,123,643
Cenovus Energy, Inc.
3.00%, 08/15/22 (b)	1,000,000	994,826
3.80%, 09/15/23 (b)	500,000	505,612
4.25%, 04/15/27 (b)	750,000	749,617
Chevron Corp.
1.96%, 03/03/20 (b)	500,000	498,400
2.42%, 11/17/20 (b)	100,000	100,645
2.50%, 03/03/22 (b)	300,000	300,566
2.36%, 12/05/22 (b)	499,000	495,388
3.19%, 06/24/23 (b)	1,150,000	1,182,620
2.90%, 03/03/24 (b)	1,000,000	1,009,715
ConocoPhillips Co.
3.35%, 11/15/24 (b)	1,250,000	1,288,837
4.95%, 03/15/26 (b)	500,000	568,484
6.50%, 02/01/39	350,000	491,396
4.30%, 11/15/44 (b)	500,000	549,010
ConocoPhillips Holding Co.
6.95%, 04/15/29	200,000	263,229

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Devon Energy Corp.
3.25%, 05/15/22 (b)	1,000,000	1,018,170
5.00%, 06/15/45 (b)	500,000	559,927
Dominion Energy Gas Holdings LLC
4.80%, 11/01/43 (b)	1,300,000	1,462,085
Enable Midstream Partners LP
3.90%, 05/15/24 (b)	100,000	100,747
Enbridge Energy Partners LP
4.38%, 10/15/20 (b)	1,000,000	1,042,810
Enbridge, Inc.
4.25%, 12/01/26 (b)	1,000,000	1,047,529
3.70%, 07/15/27 (b)	500,000	503,089
4.50%, 06/10/44 (b)	150,000	156,143
5.50%, 12/01/46 (b)	500,000	603,573
Encana Corp.
6.50%, 05/15/19	250,000	262,772
6.50%, 02/01/38	500,000	632,900
Energy Transfer LP
4.15%, 10/01/20 (b)	2,250,000	2,324,871
5.20%, 02/01/22 (b)	2,000,000	2,137,121
4.75%, 01/15/26 (b)	500,000	519,583
4.20%, 04/15/27 (b)	250,000	249,175
4.90%, 03/15/35 (b)	750,000	744,032
6.63%, 10/15/36	500,000	577,584
7.50%, 07/01/38	1,000,000	1,243,479
6.50%, 02/01/42 (b)	1,500,000	1,703,874
5.30%, 04/15/47 (b)	250,000	248,982
EnLink Midstream Partners LP
2.70%, 04/01/19 (b)	500,000	499,704
4.85%, 07/15/26 (b)	500,000	524,828
Enterprise Products Operating LLC
2.55%, 10/15/19 (b)	1,500,000	1,505,346
2.85%, 04/15/21 (b)	1,500,000	1,513,664
3.35%, 03/15/23 (b)	500,000	510,434
3.90%, 02/15/24 (b)	400,000	417,346
3.95%, 02/15/27 (b)	350,000	364,459
6.65%, 10/15/34	250,000	326,114
5.10%, 02/15/45 (b)	500,000	572,721
EOG Resources, Inc.
5.63%, 06/01/19	500,000	523,324
2.63%, 03/15/23 (b)	500,000	494,860
4.15%, 01/15/26 (b)	250,000	266,519
3.90%, 04/01/35 (b)	1,500,000	1,535,718
Exxon Mobil Corp.
1.82%, 03/15/19 (b)	2,000,000	1,997,160
2.22%, 03/01/21 (b)	1,000,000	998,217
2.71%, 03/06/25 (b)	750,000	748,180
3.57%, 03/06/45 (b)	500,000	506,570
Halliburton Co.
3.80%, 11/15/25 (b)	500,000	520,491
5.00%, 11/15/45 (b)	500,000	576,440
Helmerich & Payne International Drilling Co.
4.65%, 03/15/25 (b)	2,000,000	2,108,425
Hess Corp.
7.30%, 08/15/31	97,000	117,905
7.13%, 03/15/33	600,000	725,625
5.80%, 04/01/47 (b)	1,000,000	1,116,884
Husky Energy, Inc.
7.25%, 12/15/19	200,000	217,853
3.95%, 04/15/22 (b)	500,000	517,792
6.80%, 09/15/37	500,000	651,588
Kerr-McGee Corp.
6.95%, 07/01/24	250,000	295,088
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Kinder Morgan Energy Partners LP
6.85%, 02/15/20 (g)	800,000	866,986
3.45%, 02/15/23 (b)	1,500,000	1,509,302
4.30%, 05/01/24 (b)	300,000	312,764
5.80%, 03/15/35	100,000	111,018
5.00%, 08/15/42 (b)	100,000	101,836
4.70%, 11/01/42 (b)	300,000	291,471
5.40%, 09/01/44 (b)	400,000	424,416
Kinder Morgan, Inc.
4.30%, 06/01/25 (b)	750,000	782,425
5.55%, 06/01/45 (b)	1,200,000	1,318,038
Magellan Midstream Partners LP
5.15%, 10/15/43 (b)	750,000	851,506
Marathon Oil Corp.
2.80%, 11/01/22 (b)	550,000	545,252
6.60%, 10/01/37	1,000,000	1,256,686
Marathon Petroleum Corp.
5.13%, 03/01/21 (g)	250,000	268,506
3.63%, 09/15/24 (b)	500,000	510,645
6.50%, 03/01/41 (b)	500,000	628,735
4.75%, 09/15/44 (b)	250,000	262,200
MPLX LP
4.00%, 02/15/25 (b)	250,000	255,487
Nexen, Inc.
5.88%, 03/10/35	600,000	737,768
Noble Energy, Inc.
3.85%, 01/15/28 (b)	1,000,000	1,005,088
6.00%, 03/01/41 (b)	250,000	296,648
5.25%, 11/15/43 (b)	400,000	444,318
Occidental Petroleum Corp.
3.40%, 04/15/26 (b)	1,000,000	1,025,195
4.40%, 04/15/46 (b)	1,500,000	1,664,568
Petro-Canada
5.95%, 05/15/35	500,000	627,776
6.80%, 05/15/38	750,000	1,036,895
Phillips 66
4.88%, 11/15/44 (b)	1,000,000	1,149,857
Phillips 66 Partners LP
3.61%, 02/15/25 (b)	500,000	504,512
Pioneer Natural Resources Co.
7.50%, 01/15/20	250,000	274,336
Plains All American Pipeline LP
5.75%, 01/15/20	100,000	105,515
5.00%, 02/01/21 (b)	1,000,000	1,048,667
3.65%, 06/01/22 (b)	200,000	201,358
3.85%, 10/15/23 (b)	150,000	149,480
4.65%, 10/15/25 (b)	500,000	516,062
4.50%, 12/15/26 (b)	1,000,000	1,015,514
6.65%, 01/15/37	100,000	114,507
Sabine Pass Liquefaction LLC
5.63%, 04/15/23 (b)	1,000,000	1,099,439
5.75%, 05/15/24 (b)	2,175,000	2,420,616
5.63%, 03/01/25 (b)	1,000,000	1,104,602
Schlumberger Investment S.A.
3.65%, 12/01/23 (b)	1,000,000	1,053,570
Shell International Finance BV
4.30%, 09/22/19	2,100,000	2,175,934
4.38%, 03/25/20	500,000	523,006
1.88%, 05/10/21	1,000,000	985,771
3.40%, 08/12/23	750,000	779,341
3.25%, 05/11/25	1,500,000	1,543,040
4.13%, 05/11/35	500,000	546,459
6.38%, 12/15/38	1,000,000	1,396,858
4.55%, 08/12/43	750,000	855,061

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Spectra Energy Capital LLC
3.30%, 03/15/23 (b)	500,000	499,476
Spectra Energy Partners LP
4.75%, 03/15/24 (b)	100,000	108,859
5.95%, 09/25/43 (b)	600,000	732,258
Suncor Energy, Inc.
3.60%, 12/01/24 (b)	500,000	511,734
5.95%, 12/01/34	250,000	315,205
6.50%, 06/15/38	1,150,000	1,558,573
4.00%, 11/15/47 (b)	750,000	770,947
Tosco Corp.
7.80%, 01/01/27	150,000	198,987
Total Capital International S.A.
2.88%, 02/17/22	500,000	507,163
3.70%, 01/15/24	1,000,000	1,055,230
3.75%, 04/10/24	500,000	530,617
TransCanada PipeLines Ltd.
2.50%, 08/01/22	395,000	392,742
4.63%, 03/01/34 (b)	600,000	671,103
7.63%, 01/15/39	500,000	754,728
Valero Energy Corp.
6.63%, 06/15/37	700,000	925,326
4.90%, 03/15/45	500,000	571,729
Western Gas Partners LP
3.95%, 06/01/25 (b)	500,000	500,742
Williams Partners LP
5.25%, 03/15/20	250,000	264,219
3.60%, 03/15/22 (b)	350,000	358,354
3.90%, 01/15/25 (b)	350,000	357,242
6.30%, 04/15/40	500,000	616,968
		118,213,190
Industrial Other 0.1%
Energy Transfer Partners LP
6.13%, 12/15/45 (b)	500,000	544,833
Fluor Corp.
3.50%, 12/15/24 (b)	300,000	308,459
President & Fellows of Harvard College
3.30%, 07/15/56 (b)	1,500,000	1,473,113
Princeton University
4.95%, 03/01/19	1,250,000	1,290,522
5.70%, 03/01/39	1,000,000	1,365,491
		4,982,418
Technology 2.2%
Adobe Systems, Inc.
3.25%, 02/01/25 (b)	500,000	513,961
Alphabet, Inc.
3.38%, 02/25/24	600,000	626,017
Analog Devices, Inc.
2.50%, 12/05/21 (b)	150,000	148,660
3.90%, 12/15/25 (b)	300,000	314,138
Apple, Inc.
2.10%, 05/06/19	850,000	852,120
2.25%, 02/23/21 (b)	2,250,000	2,248,383
2.85%, 05/06/21	1,750,000	1,778,922
2.15%, 02/09/22	250,000	246,894
2.50%, 02/09/22 (b)	1,250,000	1,251,819
2.40%, 01/13/23 (b)	1,000,000	992,108
2.40%, 05/03/23	1,500,000	1,485,672
3.45%, 05/06/24	1,000,000	1,037,906
3.25%, 02/23/26 (b)	500,000	510,813
3.35%, 02/09/27 (b)	1,500,000	1,538,321
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.85%, 05/03/43	1,000,000	1,041,502
4.45%, 05/06/44	1,000,000	1,145,046
3.45%, 02/09/45	500,000	489,238
4.38%, 05/13/45	1,000,000	1,129,376
4.25%, 02/09/47 (b)	3,000,000	3,342,275
Applied Materials, Inc.
2.63%, 10/01/20 (b)	250,000	252,836
4.30%, 06/15/21	250,000	265,257
3.90%, 10/01/25 (b)	1,000,000	1,062,453
Baidu, Inc.
3.00%, 06/30/20	250,000	251,106
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.00%, 01/15/22 (b)(c)	1,500,000	1,488,696
3.63%, 01/15/24 (b)(c)	2,500,000	2,489,303
3.13%, 01/15/25 (b)(c)	500,000	478,728
Cisco Systems, Inc.
4.45%, 01/15/20	1,000,000	1,046,066
2.20%, 02/28/21	1,500,000	1,495,921
2.20%, 09/20/23 (b)	750,000	735,583
3.63%, 03/04/24	250,000	263,589
3.50%, 06/15/25	250,000	261,345
5.90%, 02/15/39	500,000	684,977
5.50%, 01/15/40	1,500,000	1,988,985
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48%, 06/01/19 (c)	500,000	506,437
4.42%, 06/15/21 (b)(c)	2,000,000	2,085,665
5.45%, 06/15/23 (b)(c)	500,000	540,942
6.02%, 06/15/26 (b)(c)	2,000,000	2,208,842
8.35%, 07/15/46 (b)(c)	200,000	258,520
Fidelity National Information Services, Inc.
2.25%, 08/15/21 (b)	250,000	245,997
3.50%, 04/15/23 (b)	909,000	930,309
5.00%, 10/15/25 (b)	139,000	153,854
3.00%, 08/15/26 (b)	450,000	435,773
Fiserv, Inc.
4.63%, 10/01/20	750,000	791,968
3.85%, 06/01/25 (b)	250,000	261,204
Flextronics International Ltd.
4.75%, 06/15/25 (b)	500,000	535,763
Harris Corp.
6.15%, 12/15/40	150,000	195,481
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (b)	3,750,000	3,831,200
4.40%, 10/15/22 (b)	1,000,000	1,052,003
4.90%, 10/15/25 (b)	2,500,000	2,643,503
6.35%, 10/15/45 (b)	1,000,000	1,062,187
HP, Inc.
4.65%, 12/09/21	500,000	531,935
Intel Corp.
2.45%, 07/29/20	750,000	758,455
1.70%, 05/19/21 (b)	750,000	736,929
2.35%, 05/11/22 (b)	2,000,000	1,994,824
3.15%, 05/11/27 (b)	1,000,000	1,021,024
4.80%, 10/01/41	750,000	903,342
4.25%, 12/15/42 (g)	250,000	279,746
4.10%, 05/19/46 (b)	650,000	718,615
4.10%, 05/11/47 (b)	1,000,000	1,104,685
International Business Machines Corp.
1.88%, 05/15/19	200,000	199,594
2.25%, 02/19/21	1,500,000	1,496,307
3.38%, 08/01/23	150,000	155,387
3.63%, 02/12/24	500,000	523,993
3.45%, 02/19/26	250,000	258,632
3.30%, 01/27/27	1,000,000	1,020,631
4.00%, 06/20/42	500,000	530,766

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Keysight Technologies, Inc.
4.60%, 04/06/27 (b)	1,000,000	1,054,439
KLA-Tencor Corp.
4.65%, 11/01/24 (b)	500,000	543,120
Lam Research Corp.
2.80%, 06/15/21 (b)	1,000,000	1,007,080
3.80%, 03/15/25 (b)	500,000	520,576
Microsoft Corp.
1.10%, 08/08/19	1,000,000	986,861
2.00%, 11/03/20 (b)	1,000,000	996,517
1.55%, 08/08/21 (b)	1,750,000	1,704,815
3.13%, 11/03/25 (b)	1,000,000	1,021,973
2.40%, 08/08/26 (b)	1,000,000	965,479
4.20%, 11/03/35 (b)	350,000	397,870
4.50%, 10/01/40 (g)	100,000	117,136
5.30%, 02/08/41	500,000	640,006
4.88%, 12/15/43 (b)	500,000	615,898
4.45%, 11/03/45 (b)	2,500,000	2,937,590
3.70%, 08/08/46 (b)	500,000	522,636
4.25%, 02/06/47 (b)	3,250,000	3,725,296
4.50%, 02/06/57 (b)	500,000	593,828
NVIDIA Corp.
2.20%, 09/16/21 (b)	700,000	693,100
3.20%, 09/16/26 (b)	500,000	502,432
Oracle Corp.
2.38%, 01/15/19	500,000	502,164
2.25%, 10/08/19	500,000	502,390
2.80%, 07/08/21	1,000,000	1,015,212
1.90%, 09/15/21 (b)	2,750,000	2,708,042
2.50%, 05/15/22 (b)	1,000,000	1,002,172
2.50%, 10/15/22	1,000,000	999,300
2.40%, 09/15/23 (b)	250,000	247,070
3.40%, 07/08/24 (b)	650,000	674,569
2.95%, 05/15/25 (b)	500,000	502,645
4.30%, 07/08/34 (b)	400,000	445,326
3.80%, 11/15/37 (b)	3,000,000	3,152,829
6.50%, 04/15/38	500,000	705,395
6.13%, 07/08/39	750,000	1,032,066
4.00%, 07/15/46 (b)	500,000	533,376
Pitney Bowes, Inc.
4.63%, 03/15/24 (b)	350,000	320,250
QUALCOMM, Inc.
3.45%, 05/20/25 (b)	1,500,000	1,504,824
4.80%, 05/20/45 (b)	1,500,000	1,617,069
Seagate HDD Cayman
4.25%, 03/01/22 (b)(c)	100,000	101,314
4.75%, 06/01/23	750,000	761,719
4.75%, 01/01/25	250,000	245,663
4.88%, 06/01/27 (b)	1,000,000	957,944
Texas Instruments, Inc.
1.65%, 08/03/19	1,000,000	994,241
1.85%, 05/15/22 (b)	1,500,000	1,464,133
Verisk Analytics, Inc.
4.00%, 06/15/25 (b)	500,000	517,852
VMware, Inc.
2.30%, 08/21/20	750,000	746,221
3.90%, 08/21/27 (b)	750,000	758,591
Xerox Corp.
2.75%, 09/01/20	415,000	410,391
4.07%, 03/17/22	192,000	194,034
3.63%, 03/15/23 (b)	1,000,000	976,661
		108,572,644
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Transportation 0.6%
American Airlines 2015-1 Class A Pass Through Trust
3.38%, 11/01/28	658,991	659,044
American Airlines 2016-2 Class AA Pass Through Trust
3.20%, 12/15/29	1,422,000	1,413,909
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	140,000	145,966
3.85%, 09/01/23 (b)	400,000	423,192
3.40%, 09/01/24 (b)	2,000,000	2,073,327
5.05%, 03/01/41 (b)	500,000	604,524
4.55%, 09/01/44 (b)	1,000,000	1,147,699
Canadian National Railway Co.
2.95%, 11/21/24 (b)	150,000	151,882
3.20%, 08/02/46 (b)	250,000	242,961
Canadian Pacific Railway Co.
2.90%, 02/01/25 (b)	350,000	347,792
7.13%, 10/15/31	500,000	685,774
Continental Airlines 2007-1 Class A Pass Through Trust
5.98%, 04/19/22	359,473	392,526
Continental Airlines 2010-1 Class A Pass Through Trust
4.75%, 07/12/22	305,371	319,024
Continental Airlines 2012-1 Class A Pass Through Trust
4.15%, 10/11/25	77,851	81,288
CSX Corp.
4.25%, 06/01/21 (b)	150,000	157,704
2.60%, 11/01/26 (b)	250,000	239,033
3.25%, 06/01/27 (b)	1,000,000	1,001,037
6.15%, 05/01/37	500,000	658,088
5.50%, 04/15/41 (b)	1,000,000	1,240,207
4.10%, 03/15/44 (b)	850,000	889,042
3.80%, 11/01/46 (b)	500,000	499,311
Delta Air Lines 2007-1 Class A Pass Through Trust
6.82%, 02/10/24	363,209	413,840
Delta Air Lines, Inc.
2.60%, 12/04/20	500,000	498,777
FedEx Corp.
2.30%, 02/01/20	500,000	500,195
2.63%, 08/01/22	500,000	500,500
3.25%, 04/01/26 (b)	750,000	757,043
3.30%, 03/15/27 (b)	400,000	403,459
3.90%, 02/01/35	300,000	305,714
3.88%, 08/01/42	200,000	199,905
4.40%, 01/15/47 (b)	1,000,000	1,071,464
Norfolk Southern Corp.
3.00%, 04/01/22 (b)	750,000	760,130
2.90%, 06/15/26 (b)	500,000	492,747
4.84%, 10/01/41	100,000	116,983
4.65%, 01/15/46 (b)	500,000	573,358
Southwest Airlines Co.
3.45%, 11/16/27 (b)	1,000,000	996,949
Union Pacific Corp.
4.16%, 07/15/22 (b)	250,000	268,137
3.65%, 02/15/24 (b)	500,000	525,979
3.25%, 08/15/25 (b)	500,000	513,871
2.75%, 03/01/26 (b)	1,000,000	989,521
4.15%, 01/15/45 (b)	1,000,000	1,083,777
United Airlines 2016-1 Class AA Pass Through Trust
3.10%, 07/07/28	500,000	500,375
United Parcel Service, Inc.
5.13%, 04/01/19	150,000	155,605
2.35%, 05/16/22 (b)	250,000	249,030
2.45%, 10/01/22	500,000	499,130
3.05%, 11/15/27 (b)	500,000	500,672

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
6.20%, 01/15/38	400,000	551,611
4.88%, 11/15/40 (b)	400,000	479,479
		27,281,581
		773,577,728

Utility 1.8%
Electric 1.6%
AEP Transmission Co. LLC
3.75%, 12/01/47 (b)(c)	500,000	515,599
Alabama Power Co.
3.55%, 12/01/23	350,000	361,666
4.30%, 01/02/46 (b)	500,000	559,854
Ameren Corp.
3.65%, 02/15/26 (b)	1,000,000	1,026,536
Appalachian Power Co.
3.40%, 06/01/25 (b)	500,000	510,982
3.30%, 06/01/27 (b)	750,000	753,766
7.00%, 04/01/38	750,000	1,071,036
4.45%, 06/01/45 (b)	500,000	557,148
Arizona Public Service Co.
4.35%, 11/15/45 (b)	1,000,000	1,120,407
Berkshire Hathaway Energy Co.
2.40%, 02/01/20 (b)	300,000	301,547
6.13%, 04/01/36	487,000	652,847
5.95%, 05/15/37	250,000	328,558
6.50%, 09/15/37	500,000	703,420
5.15%, 11/15/43 (b)	800,000	976,169
4.50%, 02/01/45 (b)	850,000	954,070
CMS Energy Corp.
6.25%, 02/01/20	1,000,000	1,076,150
3.00%, 05/15/26 (b)	1,500,000	1,475,439
4.88%, 03/01/44 (b)	500,000	586,472
Consolidated Edison Co. of New York, Inc.
6.75%, 04/01/38	500,000	719,314
3.95%, 03/01/43 (b)	1,000,000	1,055,572
4.45%, 03/15/44 (b)	1,150,000	1,313,332
Consumers Energy Co.
3.38%, 08/15/23 (b)	500,000	513,857
3.95%, 05/15/43 (b)	250,000	265,927
Delmarva Power & Light Co.
3.50%, 11/15/23 (b)	500,000	517,019
Dominion Energy, Inc.
2.96%, 07/01/19	500,000	504,054
1.60%, 08/15/19	1,000,000	989,388
2.50%, 12/01/19 (b)	1,000,000	1,001,980
2.85%, 08/15/26 (b)	1,000,000	967,566
5.25%, 08/01/33	500,000	586,652
4.05%, 09/15/42 (b)	3,000,000	3,099,186
DTE Electric Co.
3.70%, 06/01/46 (b)	500,000	518,193
DTE Energy Co.
1.50%, 10/01/19	750,000	738,418
3.30%, 06/15/22 (b)	500,000	507,880
Duke Energy Carolinas LLC
6.10%, 06/01/37	250,000	331,441
6.05%, 04/15/38	1,255,000	1,704,077
5.30%, 02/15/40	600,000	755,834
3.75%, 06/01/45 (b)	750,000	774,405
3.70%, 12/01/47 (b)	2,750,000	2,840,552
Duke Energy Corp.
3.05%, 08/15/22 (b)	950,000	961,402
3.75%, 04/15/24 (b)	1,000,000	1,045,814
2.65%, 09/01/26 (b)	1,250,000	1,200,003
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Duke Energy Florida LLC
3.20%, 01/15/27 (b)	750,000	760,166
Duke Energy Progress, Inc.
4.15%, 12/01/44 (b)	1,500,000	1,640,162
Edison International
2.95%, 03/15/23 (b)	500,000	501,360
Entergy Corp.
4.00%, 07/15/22 (b)	500,000	522,493
Entergy Louisiana LLC
2.40%, 10/01/26 (b)	500,000	473,866
4.95%, 01/15/45 (b)	500,000	525,849
Exelon Corp.
3.95%, 06/15/25 (b)	1,000,000	1,043,765
3.40%, 04/15/26 (b)	750,000	751,595
4.95%, 06/15/35 (b)(c)	250,000	285,930
4.45%, 04/15/46 (b)	500,000	545,594
Exelon Generation Co. LLC
5.20%, 10/01/19	300,000	314,355
2.95%, 01/15/20 (b)	1,000,000	1,010,652
6.25%, 10/01/39	1,000,000	1,173,505
5.60%, 06/15/42 (b)	750,000	825,158
FirstEnergy Corp.
3.90%, 07/15/27 (b)	1,500,000	1,539,953
Florida Power & Light Co.
3.13%, 12/01/25 (b)	1,750,000	1,781,152
5.95%, 02/01/38	150,000	200,886
5.96%, 04/01/39	500,000	679,263
4.05%, 06/01/42 (b)	350,000	384,664
3.80%, 12/15/42 (b)	275,000	289,034
3.70%, 12/01/47 (b)	500,000	522,572
Georgia Power Co.
2.85%, 05/15/22	1,000,000	1,002,199
Indiana Michigan Power Co.
3.75%, 07/01/47 (b)	1,000,000	1,020,995
LG&E & KU Energy LLC
3.75%, 11/15/20 (b)	1,000,000	1,032,350
N.V. Energy, Inc.
6.25%, 11/15/20	350,000	384,638
National Rural Utilities Cooperative Finance Corp.
1.50%, 11/01/19	800,000	790,045
5.25%, 04/20/46 (b)(m)	800,000	860,837
Nevada Power Co.
6.65%, 04/01/36	500,000	696,111
NextEra Energy Capital Holdings, Inc.
4.80%, 12/01/77 (b)(m)	1,000,000	1,007,657
NSTAR Electric Co.
4.40%, 03/01/44 (b)	250,000	285,909
Oncor Electric Delivery Co. LLC
4.55%, 12/01/41 (b)	1,200,000	1,392,206
Pacific Gas & Electric Co.
3.50%, 10/01/20 (b)	250,000	256,254
6.05%, 03/01/34	1,000,000	1,262,521
5.40%, 01/15/40	500,000	604,315
4.30%, 03/15/45 (b)	1,000,000	1,047,429
PPL Capital Funding, Inc.
4.20%, 06/15/22 (b)	1,100,000	1,164,847
3.40%, 06/01/23 (b)	1,000,000	1,021,393
PPL Electric Utilities Corp.
6.25%, 05/15/39	500,000	688,936
PSEG Power LLC
5.13%, 04/15/20	400,000	423,045
3.00%, 06/15/21 (b)	1,500,000	1,514,395

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Public Service Co. of Colorado
2.25%, 09/15/22 (b)	1,000,000	984,966
Public Service Electric & Gas Co.
3.95%, 05/01/42 (b)	100,000	107,212
Puget Energy, Inc.
6.50%, 12/15/20	500,000	553,879
6.00%, 09/01/21	250,000	276,815
Puget Sound Energy, Inc.
5.64%, 04/15/41 (b)	250,000	326,057
Sempra Energy
3.55%, 06/15/24 (b)	400,000	410,507
Southern California Edison Co.
2.40%, 02/01/22 (b)	500,000	496,696
3.50%, 10/01/23 (b)	250,000	259,098
5.55%, 01/15/37	500,000	631,205
Southern Co.
2.35%, 07/01/21 (b)	350,000	348,213
4.40%, 07/01/46 (b)	500,000	534,677
Southern Power Co.
2.38%, 06/01/20 (b)	1,200,000	1,198,056
Southwestern Electric Power Co.
2.75%, 10/01/26 (b)	500,000	482,469
TransAlta Corp.
6.50%, 03/15/40	500,000	497,696
Union Electric Co.
3.90%, 09/15/42 (b)	100,000	106,511
Virginia Electric & Power Co.
3.50%, 03/15/27 (b)	1,200,000	1,243,055
6.00%, 05/15/37	800,000	1,058,427
Westar Energy, Inc.
4.13%, 03/01/42 (b)	100,000	107,526
Xcel Energy, Inc.
4.70%, 05/15/20 (b)	500,000	521,473
2.40%, 03/15/21 (b)	250,000	248,535
		79,064,661
Natural Gas 0.2%
Atmos Energy Corp.
3.00%, 06/15/27 (b)	250,000	249,053
CenterPoint Energy Resources Corp.
5.85%, 01/15/41 (b)	250,000	320,057
4.10%, 09/01/47 (b)	200,000	211,055
NiSource Finance Corp.
3.49%, 05/15/27 (b)	250,000	254,955
4.80%, 02/15/44 (b)	875,000	994,319
ONE Gas, Inc.
3.61%, 02/01/24 (b)	100,000	103,749
4.66%, 02/01/44 (b)	300,000	342,468
Sempra Energy
1.63%, 10/07/19	500,000	493,983
3.75%, 11/15/25 (b)	885,000	915,473
6.00%, 10/15/39	350,000	453,120
Southern California Gas Co.
2.60%, 06/15/26 (b)	1,000,000	969,786
Southern Co. Gas Capital Corp.
3.95%, 10/01/46 (b)	750,000	747,850
4.40%, 05/30/47 (b)	1,000,000	1,075,851
		7,131,719
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Utility Other 0.0%
American Water Capital Corp.
3.40%, 03/01/25 (b)	750,000	773,589
2.95%, 09/01/27 (b)	350,000	346,815
		1,120,404
		87,316,784
Total Corporates
(Cost $1,235,477,535)		1,259,839,135

Treasuries 36.8% of net assets
Bonds
8.88%, 02/15/19	1,004,000	1,083,222
8.13%, 08/15/19	500,000	549,707
8.50%, 02/15/20	3,000,000	3,415,313
8.75%, 05/15/20	2,750,000	3,189,517
8.75%, 08/15/20	1,750,000	2,052,969
7.88%, 02/15/21	750,000	883,594
8.13%, 05/15/21	750,000	897,744
8.13%, 08/15/21	500,000	605,547
8.00%, 11/15/21 (g)	2,149,000	2,618,968
7.25%, 08/15/22	1,500,000	1,836,768
7.63%, 11/15/22	2,200,000	2,754,984
7.13%, 02/15/23	1,500,000	1,855,723
6.25%, 08/15/23	1,250,000	1,514,526
7.50%, 11/15/24	750,000	996,504
7.63%, 02/15/25	500,000	673,584
6.88%, 08/15/25	500,000	658,350
6.00%, 02/15/26 (g)	891,000	1,129,865
6.75%, 08/15/26	1,209,000	1,622,185
6.50%, 11/15/26	1,250,000	1,660,645
6.63%, 02/15/27	1,000,000	1,348,418
6.38%, 08/15/27	500,000	671,133
6.13%, 11/15/27	1,938,000	2,569,061
5.50%, 08/15/28	1,500,000	1,930,752
5.25%, 11/15/28	2,450,000	3,108,629
5.25%, 02/15/29	2,778,000	3,538,912
6.13%, 08/15/29	4,250,000	5,833,540
6.25%, 05/15/30 (g)	3,135,000	4,408,471
5.38%, 02/15/31	11,600,000	15,416,898
4.50%, 02/15/36	4,550,000	5,859,103
4.75%, 02/15/37	5,886,000	7,843,555
5.00%, 05/15/37	3,050,000	4,183,027
4.38%, 02/15/38 (g)	2,500,000	3,196,680
4.50%, 05/15/38	3,000,000	3,900,000
3.50%, 02/15/39 (g)	2,822,000	3,224,135
4.25%, 05/15/39	3,450,000	4,361,824
4.50%, 08/15/39	2,150,000	2,809,235
4.38%, 11/15/39 (g)	3,031,000	3,900,933
4.63%, 02/15/40	4,915,000	6,537,622
4.38%, 05/15/40	5,000,000	6,448,633
3.88%, 08/15/40	3,500,000	4,218,115
4.25%, 11/15/40 (g)	4,159,000	5,283,311
4.75%, 02/15/41	4,500,000	6,109,717
4.38%, 05/15/41	3,400,000	4,400,078
3.75%, 08/15/41	3,623,000	4,294,458
3.13%, 11/15/41	3,100,000	3,333,469
3.13%, 02/15/42 (g)	3,690,000	3,967,687
3.00%, 05/15/42	4,500,000	4,737,656
2.75%, 08/15/42	5,399,000	5,438,122
2.75%, 11/15/42	6,270,000	6,311,759
3.13%, 02/15/43	5,700,000	6,125,162
2.88%, 05/15/43	8,999,000	9,255,436
3.63%, 08/15/43	7,983,000	9,319,217
3.75%, 11/15/43	10,768,000	12,832,848
3.63%, 02/15/44	9,045,000	10,574,524

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.38%, 05/15/44	13,112,000	14,716,683
3.13%, 08/15/44 (g)	9,900,000	10,642,887
3.00%, 11/15/44 (g)	9,500,000	9,980,566
2.50%, 02/15/45 (g)	10,300,000	9,821,613
3.00%, 05/15/45 (g)	9,250,000	9,716,475
2.88%, 08/15/45	9,350,000	9,591,420
3.00%, 11/15/45	9,650,000	10,136,646
2.50%, 02/15/46 (g)	10,600,000	10,089,875
2.50%, 05/15/46	9,450,000	8,989,686
2.25%, 08/15/46 (g)	9,650,000	8,705,360
2.88%, 11/15/46	8,785,000	9,013,719
3.00%, 02/15/47	8,650,000	9,098,888
3.00%, 05/15/47	9,200,000	9,674,555
2.75%, 08/15/47	9,850,000	9,864,429
2.75%, 11/15/47	11,000,000	11,019,766
Notes
1.13%, 01/15/19	7,267,000	7,215,052
1.13%, 01/31/19	5,650,000	5,607,625
1.25%, 01/31/19	5,622,000	5,587,412
1.50%, 01/31/19	6,758,000	6,733,845
0.75%, 02/15/19	10,865,000	10,734,493
2.75%, 02/15/19	6,165,000	6,227,132
1.13%, 02/28/19	5,462,000	5,417,835
1.38%, 02/28/19	4,604,000	4,579,541
1.50%, 02/28/19	6,337,000	6,312,494
1.00%, 03/15/19 (g)	5,500,000	5,445,430
1.25%, 03/31/19	4,750,000	4,715,488
1.50%, 03/31/19	2,500,000	2,489,893
1.63%, 03/31/19	6,770,000	6,751,092
0.88%, 04/15/19 (g)	4,500,000	4,444,805
1.25%, 04/30/19	7,559,000	7,500,241
1.63%, 04/30/19	6,520,000	6,500,728
0.88%, 05/15/19 (g)	10,000,000	9,869,531
3.13%, 05/15/19	5,600,000	5,696,578
1.13%, 05/31/19 (g)	12,020,000	11,901,443
1.25%, 05/31/19	4,465,000	4,428,635
1.50%, 05/31/19	5,163,000	5,137,891
0.88%, 06/15/19	2,823,000	2,783,908
1.00%, 06/30/19	3,000,000	2,963,027
1.25%, 06/30/19	7,250,000	7,186,562
1.63%, 06/30/19	6,790,000	6,767,322
0.75%, 07/15/19	5,000,000	4,916,504
0.88%, 07/31/19 (g)	4,201,000	4,137,985
1.38%, 07/31/19	10,250,000	10,173,926
1.63%, 07/31/19	7,450,000	7,423,663
0.75%, 08/15/19	5,500,000	5,403,428
3.63%, 08/15/19	6,000,000	6,167,812
1.00%, 08/31/19	2,700,000	2,662,189
1.25%, 08/31/19	5,344,000	5,290,143
1.63%, 08/31/19 (g)	7,250,000	7,221,255
0.88%, 09/15/19	5,550,000	5,457,213
1.00%, 09/30/19	4,500,000	4,434,082
1.38%, 09/30/19	10,000,000	9,914,844
1.75%, 09/30/19 (g)	7,425,000	7,409,338
1.00%, 10/15/19	5,000,000	4,924,414
1.25%, 10/31/19	3,250,000	3,213,945
1.50%, 10/31/19	17,808,000	17,687,657
1.00%, 11/15/19	6,000,000	5,904,258
3.38%, 11/15/19 (g)	9,610,700	9,876,684
1.00%, 11/30/19	8,801,000	8,657,124
1.50%, 11/30/19 (g)	8,175,000	8,116,561
1.75%, 11/30/19	7,000,000	6,983,184
1.38%, 12/15/19	7,400,000	7,328,023
1.13%, 12/31/19	5,900,000	5,813,344
1.63%, 12/31/19 (g)	11,000,000	10,943,926
1.75%, 12/31/19	5,906,000	5,904,731
1.38%, 01/15/20	4,250,000	4,206,670
1.25%, 01/31/20 (g)	8,400,000	8,289,914
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.38%, 01/31/20 (g)	4,582,000	4,534,211
1.38%, 02/15/20	5,000,000	4,945,508
3.63%, 02/15/20	12,650,000	13,105,103
1.25%, 02/29/20	3,450,000	3,403,371
1.38%, 02/29/20 (g)	7,850,000	7,762,454
1.63%, 03/15/20	4,500,000	4,473,105
1.13%, 03/31/20	5,384,000	5,292,935
1.38%, 03/31/20	6,250,000	6,177,612
1.50%, 04/15/20	8,000,000	7,926,562
1.13%, 04/30/20	4,750,000	4,665,947
1.38%, 04/30/20 (g)	9,550,000	9,433,236
1.50%, 05/15/20 (g)	17,500,000	17,334,570
3.50%, 05/15/20	5,500,000	5,701,953
1.38%, 05/31/20	5,000,000	4,936,719
1.50%, 05/31/20 (g)	9,000,000	8,912,637
1.50%, 06/15/20	9,000,000	8,910,527
1.63%, 06/30/20 (g)	7,000,000	6,949,414
1.88%, 06/30/20 (g)	5,346,000	5,339,840
1.50%, 07/15/20	5,000,000	4,947,168
1.63%, 07/31/20 (g)	16,700,000	16,573,772
2.00%, 07/31/20	6,500,000	6,511,807
1.50%, 08/15/20	7,000,000	6,923,437
2.63%, 08/15/20 (g)	8,276,000	8,421,961
1.38%, 08/31/20	7,500,000	7,391,455
2.13%, 08/31/20	7,000,000	7,033,496
1.38%, 09/15/20	5,000,000	4,929,297
1.38%, 09/30/20 (g)	18,500,000	18,220,693
2.00%, 09/30/20	5,000,000	5,007,617
1.63%, 10/15/20	5,000,000	4,956,250
1.38%, 10/31/20	11,815,000	11,626,006
1.75%, 10/31/20	7,984,000	7,940,026
1.75%, 11/15/20	18,000,000	17,898,750
2.63%, 11/15/20 (g)	20,332,000	20,701,312
1.63%, 11/30/20 (g)	7,600,000	7,524,891
2.00%, 11/30/20	5,944,000	5,950,501
1.75%, 12/31/20 (g)	11,000,000	10,925,019
2.38%, 12/31/20	5,091,000	5,149,169
1.38%, 01/31/21	8,000,000	7,848,750
2.13%, 01/31/21	2,500,000	2,509,229
3.63%, 02/15/21 (g)	7,073,000	7,418,776
1.13%, 02/28/21	8,000,000	7,780,781
2.00%, 02/28/21	2,965,000	2,963,726
1.25%, 03/31/21 (g)	10,000,000	9,754,687
2.25%, 03/31/21	2,576,000	2,593,509
1.38%, 04/30/21 (g)	23,000,000	22,505,410
2.25%, 04/30/21	2,786,000	2,804,936
3.13%, 05/15/21	2,500,000	2,587,256
1.38%, 05/31/21	8,000,000	7,821,250
2.00%, 05/31/21	3,034,000	3,029,141
1.13%, 06/30/21	4,000,000	3,874,375
2.13%, 06/30/21	1,512,000	1,515,189
1.13%, 07/31/21	6,500,000	6,286,719
2.25%, 07/31/21	3,000,000	3,017,930
2.13%, 08/15/21	3,421,900	3,427,380
1.13%, 08/31/21	5,100,000	4,927,477
2.00%, 08/31/21	3,750,000	3,738,208
1.13%, 09/30/21	4,500,000	4,342,150
2.13%, 09/30/21	6,750,000	6,755,273
1.25%, 10/31/21	3,750,000	3,633,325
2.00%, 10/31/21	3,000,000	2,987,578
2.00%, 11/15/21 (g)	9,300,000	9,273,480
1.75%, 11/30/21	8,100,000	7,988,150
1.88%, 11/30/21 (g)	11,000,000	10,912,129
2.00%, 12/31/21	7,500,000	7,462,939
2.13%, 12/31/21	5,750,000	5,752,021
1.50%, 01/31/22 (g)	6,300,000	6,146,191
1.88%, 01/31/22	8,500,000	8,412,842
2.00%, 02/15/22	7,500,000	7,465,283

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.75%, 02/28/22	7,500,000	7,386,182
1.88%, 02/28/22	8,600,000	8,507,953
1.75%, 03/31/22 (g)	6,050,000	5,951,687
1.88%, 03/31/22 (g)	8,500,000	8,405,205
1.75%, 04/30/22	6,000,000	5,897,461
1.88%, 04/30/22	9,724,000	9,609,097
1.75%, 05/15/22	5,000,000	4,920,020
1.75%, 05/31/22	8,000,000	7,861,562
1.88%, 05/31/22 (g)	6,500,000	6,426,621
1.75%, 06/30/22	10,500,000	10,311,533
2.13%, 06/30/22	9,000,000	8,984,883
1.88%, 07/31/22	6,000,000	5,919,492
2.00%, 07/31/22	6,500,000	6,451,504
1.63%, 08/15/22 (g)	8,911,000	8,704,063
1.63%, 08/31/22	8,500,000	8,290,820
1.88%, 08/31/22	9,000,000	8,874,844
1.75%, 09/30/22	6,250,000	6,125,732
1.88%, 09/30/22	8,500,000	8,377,978
1.88%, 10/31/22	8,000,000	7,885,000
2.00%, 10/31/22	9,000,000	8,922,832
1.63%, 11/15/22 (g)	7,677,000	7,482,226
2.00%, 11/30/22	17,000,000	16,847,266
2.13%, 12/31/22 (g)	17,000,000	16,931,601
1.75%, 01/31/23	8,000,000	7,821,094
2.00%, 02/15/23	14,894,000	14,743,896
1.50%, 02/28/23 (g)	7,500,000	7,238,379
1.50%, 03/31/23 (g)	9,000,000	8,677,793
1.63%, 04/30/23	8,000,000	7,757,188
1.75%, 05/15/23 (g)	8,500,000	8,292,480
1.63%, 05/31/23 (g)	9,300,000	9,010,102
1.38%, 06/30/23	3,500,000	3,344,141
1.25%, 07/31/23	6,250,000	5,924,072
2.50%, 08/15/23	5,176,000	5,247,069
1.38%, 08/31/23	7,000,000	6,673,519
1.38%, 09/30/23 (g)	6,750,000	6,430,169
1.63%, 10/31/23	4,850,000	4,683,092
2.75%, 11/15/23 (g)	13,296,000	13,658,524
2.13%, 11/30/23	5,250,000	5,207,959
2.25%, 12/31/23	4,750,000	4,741,929
2.25%, 01/31/24	4,700,000	4,690,545
2.75%, 02/15/24 (g)	10,119,000	10,386,402
2.13%, 02/29/24	6,250,000	6,189,209
2.13%, 03/31/24	7,250,000	7,177,075
2.00%, 04/30/24 (g)	5,500,000	5,401,602
2.50%, 05/15/24	15,730,000	15,910,342
2.00%, 05/31/24 (g)	6,300,000	6,183,352
2.00%, 06/30/24	6,250,000	6,131,348
2.13%, 07/31/24	7,000,000	6,917,969
2.38%, 08/15/24	14,500,000	14,548,711
1.88%, 08/31/24	9,000,000	8,759,180
2.13%, 09/30/24	8,500,000	8,394,414
2.25%, 10/31/24	9,500,000	9,457,510
2.25%, 11/15/24 (g)	18,200,000	18,109,355
2.13%, 11/30/24	7,000,000	6,909,082
2.25%, 12/31/24	5,500,000	5,470,996
2.00%, 02/15/25 (g)	17,700,000	17,305,553
2.13%, 05/15/25 (g)	13,212,400	13,013,182
2.00%, 08/15/25 (g)	14,000,000	13,651,367
2.25%, 11/15/25 (g)	14,000,000	13,879,414
1.63%, 02/15/26 (g)	13,000,000	12,279,160
1.63%, 05/15/26 (g)	12,911,000	12,162,818
1.50%, 08/15/26 (g)	8,750,000	8,141,264
2.00%, 11/15/26 (g)	10,000,000	9,679,297
2.25%, 02/15/27 (g)	13,750,000	13,571,948
2.38%, 05/15/27	13,750,000	13,712,939
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.25%, 08/15/27	8,800,000	8,677,625
2.25%, 11/15/27	14,000,000	13,804,766
Total Treasuries
(Cost $1,819,321,264)		1,810,833,037

Government Related 6.7% of net assets

Agency 3.2%
Foreign 1.5%
Austria 0.0%
Oesterreichische Kontrollbank AG
1.38%, 02/10/20	1,000,000	984,930
1.88%, 01/20/21	1,000,000	989,499
		1,974,429
Canada 0.1%
CNOOC Nexen Finance 2014 ULC
4.88%, 04/30/44	750,000	849,512
Export Development Canada
1.63%, 01/17/20	1,000,000	992,370
1.75%, 07/21/20	1,500,000	1,488,197
Nexen, Inc.
6.40%, 05/15/37	1,400,000	1,832,929
		5,163,008
Colombia 0.1%
Ecopetrol S.A.
7.63%, 07/23/19	1,400,000	1,505,000
5.88%, 09/18/23	300,000	332,250
5.38%, 06/26/26 (b)	2,500,000	2,705,500
5.88%, 05/28/45	250,000	256,125
		4,798,875
Germany 0.6%
Kreditanstalt fuer Wiederaufbau
1.50%, 02/06/19 (d)	3,700,000	3,683,855
4.88%, 06/17/19 (d)	1,750,000	1,822,826
1.00%, 07/15/19 (d)	1,000,000	985,260
1.50%, 09/09/19 (d)	2,000,000	1,983,163
1.25%, 09/30/19 (d)	2,300,000	2,270,182
4.00%, 01/27/20 (d)	1,000,000	1,039,540
1.50%, 04/20/20 (d)	2,000,000	1,974,947
1.63%, 05/29/20 (d)	1,000,000	989,369
1.88%, 06/30/20 (d)	1,000,000	994,594
2.75%, 09/08/20 (d)	1,000,000	1,016,889
1.50%, 06/15/21 (d)	2,000,000	1,951,345
2.38%, 08/25/21 (d)	1,500,000	1,507,235
2.63%, 01/25/22 (d)	500,000	507,058
2.13%, 03/07/22 (d)	500,000	496,978
2.13%, 06/15/22 (d)	1,500,000	1,487,919
2.00%, 09/29/22 (d)	3,000,000	2,953,561
2.50%, 11/20/24 (d)	1,000,000	999,492
2.00%, 05/02/25 (d)	1,000,000	965,185
Landwirtschaftliche Rentenbank
1.75%, 04/15/19 (d)	425,000	423,941
2.25%, 10/01/21 (d)	1,000,000	1,000,008
		29,053,347

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Japan 0.2%
Japan Bank for International Cooperation
2.13%, 02/07/19	500,000	499,440
1.75%, 05/29/19	400,000	396,811
1.75%, 05/28/20	1,000,000	985,671
2.13%, 11/16/20	500,000	495,956
2.38%, 07/21/22	1,500,000	1,479,880
2.38%, 11/16/22	2,050,000	2,029,267
2.25%, 11/04/26	1,000,000	962,076
2.75%, 11/16/27	1,200,000	1,200,407
		8,049,508
Mexico 0.3%
Petroleos Mexicanos
5.50%, 02/04/19	1,500,000	1,553,925
3.50%, 07/23/20	1,000,000	1,016,000
5.50%, 01/21/21	400,000	424,900
4.88%, 01/24/22	350,000	365,662
3.50%, 01/30/23	500,000	490,750
4.63%, 09/21/23	200,000	206,250
4.88%, 01/18/24	1,750,000	1,817,287
4.50%, 01/23/26	500,000	500,350
6.88%, 04/02/26	1,500,000	1,704,375
6.50%, 03/13/27 (c)	500,000	547,125
6.63%, 06/15/35	500,000	536,045
6.50%, 06/02/41	250,000	257,750
5.50%, 06/27/44	299,000	275,816
6.38%, 01/23/45	1,000,000	1,007,850
5.63%, 01/23/46 (c)	1,000,000	928,000
6.75%, 09/21/47	1,000,000	1,046,350
		12,678,435
Norway 0.1%
Statoil A.S.A.
2.25%, 11/08/19	500,000	500,096
3.15%, 01/23/22	750,000	767,503
2.45%, 01/17/23	1,250,000	1,243,449
3.70%, 03/01/24	400,000	420,588
4.25%, 11/23/41	1,000,000	1,083,872
		4,015,508
Republic of Korea 0.1%
Export-Import Bank of Korea
5.13%, 06/29/20	1,000,000	1,054,999
4.38%, 09/15/21	1,100,000	1,152,626
2.75%, 01/25/22	200,000	197,854
5.00%, 04/11/22	500,000	539,257
2.88%, 01/21/25	1,250,000	1,222,185
3.25%, 11/10/25	300,000	299,739
Korea Development Bank
3.00%, 03/17/19	700,000	703,097
2.25%, 05/18/20	500,000	492,998
		5,662,755
Sweden 0.0%
Svensk Exportkredit AB
1.88%, 06/17/19	500,000	498,746
1.75%, 03/10/21	750,000	738,382
2.38%, 03/09/22	900,000	900,013
		2,137,141
		73,533,006
Security Rate, Maturity Date	Face Amount ($)	Value ($)
U.S. 1.7%
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	200,000	201,931
Fannie Mae
1.88%, 02/19/19	1,500,000	1,500,555
1.00%, 02/26/19	2,000,000	1,981,320
1.75%, 06/20/19	1,000,000	998,485
1.25%, 06/28/19 (b)	2,250,000	2,228,132
1.25%, 07/26/19 (b)	1,500,000	1,481,412
0.88%, 08/02/19	3,250,000	3,198,409
1.75%, 09/12/19	2,000,000	1,994,668
1.75%, 11/26/19	2,500,000	2,492,007
1.63%, 01/21/20	1,300,000	1,291,871
1.50%, 11/30/20	300,000	295,718
1.88%, 12/28/20	250,000	248,763
1.38%, 02/26/21	1,500,000	1,469,098
1.38%, 10/07/21	1,000,000	973,054
2.00%, 01/05/22	250,000	248,496
1.88%, 04/05/22	5,000,000	4,940,735
2.13%, 04/24/26	6,000,000	5,796,504
7.13%, 01/15/30 (g)	527,000	760,180
7.25%, 05/15/30	1,000,000	1,464,862
6.63%, 11/15/30	1,200,000	1,689,953
5.63%, 07/15/37	1,000,000	1,406,319
Federal Farm Credit Bank
1.15%, 07/01/19	1,000,000	989,377
1.95%, 11/02/21	1,250,000	1,241,754
1.92%, 04/19/22 (b)	1,500,000	1,475,449
Federal Home Loan Bank
1.25%, 01/16/19	500,000	496,910
1.50%, 03/08/19	2,000,000	1,992,018
1.88%, 03/08/19	2,000,000	2,000,422
1.38%, 05/28/19	500,000	496,668
1.13%, 06/21/19	1,000,000	989,407
0.88%, 08/05/19	1,000,000	983,894
1.38%, 11/15/19	1,000,000	990,154
1.88%, 03/13/20	1,000,000	995,894
1.75%, 06/12/20	1,000,000	993,586
1.75%, 07/13/20 (b)	250,000	248,063
1.38%, 02/18/21	1,000,000	978,077
1.13%, 07/14/21	1,000,000	967,275
1.88%, 11/29/21	1,750,000	1,736,357
2.38%, 06/10/22	400,000	402,472
2.13%, 03/10/23	250,000	247,160
2.88%, 06/14/24	1,075,000	1,106,089
5.38%, 08/15/24	1,750,000	2,075,951
5.50%, 07/15/36	400,000	549,644
Freddie Mac
0.95%, 01/30/19 (b)	4,000,000	3,961,192
1.13%, 04/15/19	1,600,000	1,585,555
1.75%, 05/30/19	250,000	249,668
0.88%, 07/19/19	750,000	738,385
1.25%, 08/01/19	1,300,000	1,287,485
1.25%, 10/02/19	1,000,000	988,261
0.00%, 11/29/19 (h)	700,000	670,599
1.38%, 04/20/20	1,000,000	986,197
1.13%, 08/12/21	1,000,000	965,801
2.38%, 01/13/22 (g)	5,351,000	5,402,214
6.75%, 09/15/29	500,000	696,804
6.75%, 03/15/31 (g)	564,000	807,704
6.25%, 07/15/32	700,000	983,486
Private Export Funding Corp.
2.30%, 09/15/20	2,000,000	2,006,918
Tennessee Valley Authority
2.88%, 09/15/24	2,000,000	2,055,056
6.75%, 11/01/25	488,000	632,206

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.88%, 02/01/27	500,000	510,128
5.25%, 09/15/39	750,000	1,013,824
4.63%, 09/15/60	100,000	126,458
		84,287,034
		157,820,040

Local Authority 1.0%
Foreign 0.3%
Canada 0.3%
Hydro-Quebec
8.05%, 07/07/24 (g)	160,000	206,914
Province of Alberta Canada
1.90%, 12/06/19	1,500,000	1,489,699
Province of British Columbia
2.00%, 10/23/22	450,000	441,550
2.25%, 06/02/26	300,000	290,404
Province of Manitoba
1.75%, 05/30/19	1,000,000	995,528
2.13%, 06/22/26	750,000	707,680
Province of Ontario
2.00%, 01/30/19	500,000	500,058
4.00%, 10/07/19	750,000	773,532
4.40%, 04/14/20	750,000	785,784
2.50%, 09/10/21	1,500,000	1,502,229
2.40%, 02/08/22	250,000	249,340
2.45%, 06/29/22	1,500,000	1,495,950
3.20%, 05/16/24	500,000	515,893
Province of Quebec
2.75%, 08/25/21	500,000	505,598
2.38%, 01/31/22	750,000	747,478
2.63%, 02/13/23	250,000	250,150
7.13%, 02/09/24	1,000,000	1,236,368
2.88%, 10/16/24	1,000,000	1,011,798
2.75%, 04/12/27	1,000,000	992,934
7.50%, 09/15/29	168,000	239,293
		14,938,180
		14,938,180
U.S. 0.7%
Bay Area Toll Authority
RB (Build America Bonds) Series 2010S1
7.04%, 04/01/50	500,000	792,385
RB (Build America Bonds) Series 2010S3
6.91%, 10/01/50	1,100,000	1,743,093
California
GO (Build America Bonds) Series 2009
6.20%, 10/01/19	250,000	268,028
GO (Build America Bonds) Series 2009
7.50%, 04/01/34	1,350,000	2,003,386
GO (Build America Bonds) Series 2010
7.95%, 03/01/36 (b)	350,000	391,010
GO (Build America Bonds) Series 2009
7.55%, 04/01/39	1,400,000	2,208,682
GO (Build America Bonds) Series 2009
7.30%, 10/01/39	1,250,000	1,869,275
GO (Build America Bonds) Series 2009
7.35%, 11/01/39	1,465,000	2,203,829
City of Chicago IL
GO Bonds Series 2012
5.43%, 01/01/42	350,000	337,925
Security Rate, Maturity Date	Face Amount ($)	Value ($)
City of New York NY
GO Bonds Series 2010
6.25%, 06/01/35 (b)	750,000	817,492
Columbia
Series E
5.59%, 12/01/34	350,000	433,391
Commonwealth of Massachusetts
Series D
4.50%, 08/01/31	400,000	460,004
GO (Build America Bonds) Series 2009
5.46%, 12/01/39 (g)	100,000	127,726
Connecticut
GO Bonds Series 2008A
5.85%, 03/15/32	700,000	843,444
Dallas County Hospital District
GO (Build America Bonds) Series C
5.62%, 08/15/44	150,000	187,788
Dallas Independent School District
GO (Build America Bonds) Series 2010C
6.45%, 02/15/35 (b)	350,000	390,775
Grand Parkway Transportation Corp.
RB Series 2013E
5.18%, 10/01/42	200,000	245,398
Illinois
GO Bonds (Pension Funding) Series 2003
4.95%, 06/01/23	550,000	574,343
GO Bonds (Pension Funding) Series 2003
5.10%, 06/01/33	1,760,000	1,760,158
Los Angeles USD
GO (Build America Bonds) Series 2009
5.76%, 07/01/29	300,000	367,743
GO (Build America Bonds) Series 2010
6.76%, 07/01/34 (g)	450,000	622,764
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd
RB (Vanderbilt Univ Medical Center) Series 2016 B
4.05%, 07/01/26 (b)	800,000	850,656
Metropolitan Transportation Authority
RB (Build America Bonds) Series E
6.81%, 11/15/40	650,000	931,216
New Jersey Transportation Trust Fund Authority
RB (Build America Bonds) Series 2010C
5.75%, 12/15/28	900,000	1,034,694
New Jersey Turnpike Authority
RB (Build America Bonds) Series 2010A
7.10%, 01/01/41	500,000	748,855
New York City Municipal Water Finance Authority
Water System RB (Build America Bonds) Series 2009
5.75%, 06/15/41 (g)	200,000	273,822
Water System RB (Build America Bonds) Series 2011CC
5.88%, 06/15/44	250,000	346,908
New York City Transitional Finance Authority
RB (Build America Bonds) Series 2011A1
5.51%, 08/01/37	200,000	255,044
Port Authority of New York & New Jersey
Consolidated Bonds 168th Series
4.93%, 10/01/51	250,000	309,993
Consolidated Bonds 174th Series
4.46%, 10/01/62	1,150,000	1,333,287
San Diego County Regional Transportation Commission
RB (Build America Bonds) Series 2010A
5.91%, 04/01/48	300,000	411,918

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
San Diego County Water Authority Financing Corp.
RB (Build America Bonds) Series 2010B
6.14%, 05/01/49	350,000	495,845
San Jose Redevelopment Agency Successor Agency
Series A
3.38%, 08/01/34 (b)	1,500,000	1,481,100
School Boards Association
Series B
5.55%, 06/30/28	250,000	291,558
Texas
GO Mobility Fund Bonds (Build America Bonds) Series 2009A
5.52%, 04/01/39	750,000	987,195
GO (Build America Bonds) Series 2010A
4.68%, 04/01/40	500,000	593,210
Texas Transportation Commission
RB (Build America Bonds) Series B
5.18%, 04/01/30	1,130,000	1,359,966
Utah
GO (Build America Bonds) Series D
4.55%, 07/01/24	850,000	920,295
GO (Build America Bonds) Series B
3.54%, 07/01/25	525,000	547,816
Wisconsin
RB Series A
5.70%, 05/01/26	745,000	855,267
		32,677,284
		47,615,464

Sovereign 1.0%
Canada 0.0%
Canada Government International Bond
1.63%, 02/27/19	1,000,000	996,699
Chile 0.0%
Chile Government International Bond
2.25%, 10/30/22	300,000	296,700
3.13%, 03/27/25	1,400,000	1,427,300
3.63%, 10/30/42	100,000	100,825
		1,824,825
Colombia 0.2%
Colombia Government International Bond
7.38%, 03/18/19	300,000	318,450
4.38%, 07/12/21	1,000,000	1,057,000
4.50%, 01/28/26 (b)	1,000,000	1,068,375
3.88%, 04/25/27 (b)	3,000,000	3,057,750
7.38%, 09/18/37	300,000	406,800
6.13%, 01/18/41	750,000	907,500
5.63%, 02/26/44 (b)	500,000	573,750
5.00%, 06/15/45 (b)	350,000	371,000
		7,760,625
Hungary 0.1%
Hungary Government International Bond
6.38%, 03/29/21	2,000,000	2,224,000
5.38%, 02/21/23	1,000,000	1,114,196
5.75%, 11/22/23	1,000,000	1,145,573
		4,483,769
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Israel 0.0%
Israel Government International Bond
5.13%, 03/26/19	450,000	468,087
2.88%, 03/16/26	500,000	500,308
		968,395
Italy 0.0%
Italy Government International Bond
6.88%, 09/27/23	1,000,000	1,183,100
5.38%, 06/15/33	500,000	593,139
		1,776,239
Mexico 0.3%
Mexico Government International Bond
3.50%, 01/21/21	650,000	673,725
3.63%, 03/15/22	900,000	937,350
8.00%, 09/24/22	100,000	125,875
4.00%, 10/02/23	350,000	367,150
3.60%, 01/30/25	2,000,000	2,032,000
4.13%, 01/21/26	500,000	521,875
4.15%, 03/28/27	2,700,000	2,803,275
6.05%, 01/11/40	550,000	649,962
4.75%, 03/08/44	2,500,000	2,533,750
5.55%, 01/21/45	600,000	677,250
4.60%, 01/23/46	500,000	494,250
4.35%, 01/15/47	400,000	383,000
		12,199,462
Panama 0.1%
Panama Government International Bond
5.20%, 01/30/20	600,000	633,900
4.00%, 09/22/24 (b)	500,000	533,000
3.75%, 03/16/25 (b)	750,000	783,188
6.70%, 01/26/36	500,000	668,000
		2,618,088
Peru 0.1%
Peruvian Government International Bond
7.13%, 03/30/19 (g)	250,000	267,625
7.35%, 07/21/25	1,000,000	1,298,000
4.13%, 08/25/27	750,000	816,750
5.63%, 11/18/50	500,000	642,750
		3,025,125
Philippines 0.1%
Philippine Government International Bond
8.38%, 06/17/19	1,000,000	1,092,436
4.00%, 01/15/21	800,000	841,058
4.20%, 01/21/24	1,300,000	1,415,198
5.50%, 03/30/26	600,000	710,544
9.50%, 02/02/30	250,000	395,900
6.38%, 01/15/32	350,000	456,980
3.95%, 01/20/40	1,500,000	1,547,852
		6,459,968
Poland 0.1%
Poland Government International Bond
6.38%, 07/15/19	1,000,000	1,060,985
5.13%, 04/21/21	850,000	921,094
5.00%, 03/23/22	500,000	548,134
3.00%, 03/17/23	300,000	305,512
4.00%, 01/22/24	250,000	267,047
		3,102,772

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Republic of Korea 0.0%
Republic of Korea
7.13%, 04/16/19	600,000	636,780
3.88%, 09/11/23	600,000	628,710
		1,265,490
Uruguay 0.0%
Uruguay Government International Bond
4.50%, 08/14/24	250,000	271,750
4.38%, 10/27/27	500,000	536,988
7.63%, 03/21/36	300,000	428,940
4.13%, 11/20/45	150,000	151,125
5.10%, 06/18/50	750,000	834,375
		2,223,178
		48,704,635

Supranational* 1.5%
African Development Bank
1.13%, 03/04/19	500,000	495,348
1.88%, 03/16/20	450,000	448,221
2.38%, 09/23/21	1,000,000	1,004,706
Asian Development Bank
1.38%, 01/15/19	1,000,000	994,471
1.75%, 01/10/20	1,000,000	994,836
1.50%, 01/22/20	500,000	494,784
1.63%, 03/16/21	500,000	491,551
2.00%, 02/16/22	3,000,000	2,967,697
1.75%, 09/13/22	1,275,000	1,242,670
2.00%, 01/22/25	1,500,000	1,454,966
2.00%, 04/24/26	500,000	480,901
2.63%, 01/12/27	1,300,000	1,306,138
5.82%, 06/16/28	1,000,000	1,259,545
Corp. Andina de Fomento
2.00%, 05/10/19	500,000	498,870
4.38%, 06/15/22	550,000	587,339
Council of Europe Development Bank
1.75%, 11/14/19	500,000	497,356
1.88%, 01/27/20	200,000	199,172
1.63%, 03/10/20	500,000	495,078
European Bank for Reconstruction & Development
1.75%, 06/14/19	1,500,000	1,495,833
1.50%, 03/16/20	850,000	839,786
1.50%, 11/02/21	1,000,000	971,767
European Investment Bank
1.88%, 03/15/19	1,700,000	1,698,300
1.75%, 06/17/19	1,500,000	1,495,249
1.13%, 08/15/19	1,000,000	986,209
1.25%, 12/16/19	250,000	246,235
1.63%, 03/16/20	2,250,000	2,228,972
1.38%, 06/15/20	750,000	737,583
2.88%, 09/15/20	1,350,000	1,376,827
4.00%, 02/16/21	1,200,000	1,265,608
2.00%, 03/15/21	1,500,000	1,490,736
2.50%, 04/15/21	1,000,000	1,009,017
2.25%, 03/15/22	1,500,000	1,494,723
2.38%, 06/15/22	1,650,000	1,653,223
3.25%, 01/29/24	1,000,000	1,041,810
2.50%, 10/15/24	500,000	500,051
2.13%, 04/13/26	1,000,000	966,622
4.88%, 02/15/36	1,750,000	2,295,099
Inter-American Development Bank
1.25%, 10/15/19	500,000	493,426
1.75%, 10/15/19	500,000	497,823
3.88%, 02/14/20	700,000	726,207
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.63%, 05/12/20	1,100,000	1,090,043
2.13%, 11/09/20	650,000	650,818
1.88%, 03/15/21	4,500,000	4,461,088
2.13%, 01/18/22	750,000	747,110
2.38%, 07/07/27	1,000,000	983,372
4.38%, 01/24/44	2,000,000	2,447,410
International Bank for Reconstruction & Development
1.88%, 03/15/19	4,000,000	3,998,196
1.88%, 10/07/19	1,800,000	1,796,557
1.63%, 09/04/20	1,000,000	987,816
2.13%, 11/01/20	1,000,000	1,000,220
1.38%, 05/24/21	1,500,000	1,460,811
2.25%, 06/24/21	3,250,000	3,251,472
2.00%, 01/26/22	1,950,000	1,932,351
1.88%, 10/07/22	2,500,000	2,451,935
2.50%, 11/25/24	1,000,000	1,001,618
1.88%, 10/27/26	1,000,000	946,931
4.75%, 02/15/35	350,000	450,609
International Finance Corp.
1.75%, 09/16/19	1,100,000	1,095,235
1.63%, 07/16/20	1,000,000	989,411
1.13%, 07/20/21	1,000,000	962,777
Nordic Investment Bank
2.25%, 09/30/21	1,250,000	1,249,709
		75,380,244
Total Government Related
(Cost $328,245,593)		329,520,383

Securitized 30.4% of net assets

Asset-Backed Securities 0.5%
Automobile 0.2%
Ford Credit Auto Owner Trust
Series 2016-A Class A4
1.60%, 06/15/21 (b)	2,541,000	2,522,003
Honda Auto Receivables Owner Trust
Series 2016-4 Class A3
1.21%, 12/18/20 (b)	1,055,000	1,044,622
Series 2016-2, Class A4, ABS
1.62%, 08/15/22 (b)	1,455,000	1,444,672
Series 2017-2, Class A4
1.87%, 09/15/23 (b)	4,740,000	4,692,627
Nissan Auto Receivables Owner Trust
Series 2015-B Class A4
1.79%, 01/15/22 (b)	650,000	647,117
		10,351,041
Credit Card 0.3%
American Express Credit Account Master Trust
Series 2017-3, Class A
1.77%, 11/15/22 (b)	955,000	947,074
Capital One Multi-Asset Execution Trust
Series 2017-A4, Class A4, ABS
1.99%, 07/17/23 (b)	2,300,000	2,286,552
Chase Issuance Trust
Series 2012-A4 Class A4
1.58%, 08/16/21 (b)	1,080,000	1,071,358
Series 2015-A4 Class A4
1.84%, 04/15/22 (b)	650,000	645,365
Citibank Credit Card Issuance Trust
Series 2014-A1 Class A1
2.88%, 01/23/23 (b)	225,000	229,165

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Discover Card Execution Note Trust
Series 2014-A4 Class A4
2.12%, 12/15/21 (b)	2,650,000	2,651,913
Series 2012-A6 Class A6
1.67%, 01/18/22 (b)	3,502,000	3,482,829
Series 2015-A4 Class A4
2.19%, 04/17/23 (b)	3,300,000	3,301,631
World Financial Network Credit Card Master Trust
Series 2015-B Class A
2.55%, 06/17/24 (b)	620,000	622,694
		15,238,581
		25,589,622

Commercial Mortgage-Backed Securities 1.9%
CD Mortgage Trust
Series 2017-CD3, Class A4
3.63%, 02/10/50 (b)	1,715,000	1,795,015
CFCRE Commercial Mortgage Trust
Series 2016-C3 Class A3
3.87%, 01/10/48 (b)	4,725,000	4,962,819
Series 2016-C7, Class A3
3.84%, 12/10/54 (b)	1,375,000	1,439,610
Series 2016-C4 Class A4
3.28%, 05/10/58 (b)	1,000,000	1,007,428
Citigroup Commercial Mortgage Trust
Series 2013-GC17 Class A4
4.13%, 11/10/46 (b)	615,000	656,685
Series 2014-GC19 Class A2
2.79%, 03/10/47 (b)	130,000	130,779
Series 2014-GC21 Class A2
2.90%, 05/10/47 (b)	280,000	281,976
Series 2014-GC23 Class A2
2.85%, 07/10/47 (b)	482,706	486,264
Series 2014-GC23 Class A4
3.62%, 07/10/47 (b)	1,000,000	1,043,216
Series 2016-GC36 Class A5
3.62%, 02/10/49 (b)	1,200,000	1,245,596
Series 2017-C4, Class A4
3.47%, 10/12/50 (b)	1,300,000	1,336,993
COMM Mortgage Trust
Series 2012-LC4 Class A4
3.29%, 12/10/44 (b)	300,000	305,691
Series 2012-CR4 Class A3
2.85%, 10/15/45 (b)	300,000	301,455
Series 2013-CR6, Class A4
3.10%, 03/10/46 (b)	4,950,000	5,023,618
Series 2013-CR11 Class A3
3.98%, 10/10/46 (b)	450,000	476,280
Series 2013-CR11 Class A4
4.26%, 10/10/46 (b)	340,000	364,512
Series 2014-CR15 Class A2
2.93%, 02/10/47 (b)	470,710	473,983
Series 2014-CR14 Class A3
3.96%, 02/10/47 (b)	240,000	253,520
Series 2014-CR16 Class ASB
3.65%, 04/10/47 (b)	630,000	652,493
Series 2014-CR19 Class ASB
3.50%, 08/10/47 (b)	400,000	412,612
Series 2014-UBS4, Class A5
3.69%, 08/10/47 (b)	800,000	835,015
Series 2014-CR20 Class A3
3.33%, 11/10/47 (b)	1,550,000	1,584,814
Series 2015-CR24 Class A5
3.70%, 08/10/48 (b)	400,000	418,787
Series 2016-DC2, Class A5
3.77%, 02/10/49 (b)	100,000	104,985
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series 2015-PC1, Class ASB
3.61%, 07/10/50 (b)	1,975,000	2,048,629
Series 2015-PC1, Class A5
3.90%, 07/10/50 (b)	497,400	525,119
Commercial Mortgage Pass Through Certificates
Series 2012-CR3 Class A3
2.82%, 10/15/45 (b)	260,000	260,716
Series 2016-CR28 Class A4
3.76%, 02/10/49 (b)	2,100,000	2,210,948
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4
3.72%, 08/15/48 (b)	300,000	312,736
Series 2015-C1 Class A4
3.51%, 04/15/50 (b)	108,000	111,416
Fannie Mae
Series 2009-M1 Class A2
4.29%, 07/25/19 (b)	137,809	140,370
Series 2010-M3 Class A3
4.33%, 03/25/20 (a)(b)(l)	161,455	166,524
Series 2014-M6 Class A2
2.68%, 05/25/21 (b)	645,221	651,275
Series 2012-M2 Class A1
1.82%, 09/25/21 (b)	6,108	6,095
Series 2015-M4 Class AV2
2.51%, 07/25/22 (b)	75,000	75,220
Series 2016-M3 Class ASQ2
2.26%, 02/25/23 (a)(b)(l)	65,000	64,536
Series 2014-M9 Class A2
3.10%, 07/25/24 (a)(b)(l)	492,000	506,482
Series 2015-M3 Class A2
2.72%, 10/25/24 (b)	550,000	550,678
Series 2015-M13 Class A2
2.71%, 06/25/25 (a)(b)(l)	150,000	149,624
Series 2016-M6 Class A2
2.49%, 05/25/26 (b)	2,600,000	2,542,555
Freddie Mac
Series K704 Class A2
2.41%, 08/25/18 (b)	67,554	67,589
Series K708 Class A2
2.13%, 01/25/19 (b)	287,509	287,747
Series K710 Class A2
1.88%, 05/25/19 (b)	420,000	419,245
Series K004 Class A2
4.19%, 08/25/19 (b)	1,800,000	1,851,816
Series K712 Class A2
1.87%, 11/25/19 (b)	432,349	430,715
Series K008 Class A2
3.53%, 06/25/20 (b)	140,600	144,515
Series K009 Class A2
3.81%, 08/25/20 (b)	500,000	518,188
Series K015 Class A1
2.26%, 10/25/20 (b)	67,180	67,290
Series K014 Class A1
2.79%, 10/25/20 (b)	238,899	240,224
Series K714 Class A2
3.03%, 10/25/20 (b)	765,000	779,011
Series K010 Class A2
4.33%, 10/25/20 (b)	305,000	320,587
Series K012 Class A2
4.18%, 12/25/20 (a)(b)(k)	1,021,000	1,072,358
Series K013 Class A2
3.97%, 01/25/21 (a)(b)(k)	492,000	514,679
Series K014 Class A2
3.87%, 04/25/21 (b)	715,000	747,386
Series K015 Class A2
3.23%, 07/25/21 (b)	525,000	539,699

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series K016 Class A2
2.97%, 10/25/21 (b)	500,000	510,363
Series K017 Class A2
2.87%, 12/25/21 (b)	100,000	101,726
Series K021, Class A1
1.60%, 01/25/22 (b)	144,176	142,256
Series K018, Class A2
2.79%, 01/25/22 (b)	150,000	152,241
Series K025 Class A1
1.88%, 04/25/22 (b)	307,614	305,440
Series K020 Class A2
2.37%, 05/25/22 (b)	385,000	384,489
Series K022 Class A2
2.36%, 07/25/22 (b)	1,200,000	1,197,655
Series K024 Class A2
2.57%, 09/25/22 (b)	800,000	805,434
Series K025 Class A2
2.68%, 10/25/22 (b)	511,000	517,619
Series K029 Class A1
2.84%, 10/25/22 (b)	98,102	99,331
Series K026 Class A2
2.51%, 11/25/22 (b)	550,000	553,199
Series K027 Class A2
2.64%, 01/25/23 (b)	1,455,000	1,468,544
Series K033 Class A1
2.87%, 02/25/23 (b)	109,505	111,084
Series K028 Class A2
3.11%, 02/25/23 (b)	250,000	257,834
Series K030 Class A2
3.25%, 04/25/23 (a)(b)(k)	250,000	259,513
Series K031 Class A2
3.30%, 04/25/23 (b)	1,525,000	1,587,215
Series K033 Class A2
3.06%, 07/25/23 (b)	1,140,000	1,172,198
Series K034, Class A2
3.53%, 07/25/23 (b)	150,000	157,750
Series K035 Class A2
3.46%, 08/25/23 (a)(b)(k)	450,000	471,688
Series K725, Class A2
3.00%, 01/25/24 (b)	650,000	665,289
Series K037 Class A2
3.49%, 01/25/24 (b)	600,000	630,759
Series K728, Class A2
3.06%, 08/25/24 (a)(b)(k)	2,700,000	2,770,039
Series K040 Class A2
3.24%, 09/25/24 (b)	400,000	415,721
Series K045 Class A1
2.49%, 11/25/24 (b)	453,838	455,396
Series K052, Class A1
2.60%, 01/25/25 (b)	267,433	269,088
Series K044, Class A2
2.81%, 01/25/25 (b)	1,000,000	1,010,353
Series K045 Class A2
3.02%, 01/25/25 (b)	400,000	409,528
Series K046 Class A2
3.21%, 03/25/25 (b)	750,000	775,821
Series K048 Class A2
3.28%, 06/25/25 (a)(b)(k)	838,000	870,375
Series K053, Class A2
3.00%, 12/25/25 (b)	950,000	966,768
Series K054, Class A2
2.75%, 01/25/26 (b)	300,000	299,986
Series K062, Class A2
3.41%, 12/25/26 (b)	3,000,000	3,139,125
GS Mortgage Securities Trust
Series 2011-GC5 Class A4
3.71%, 08/10/44 (b)	233,000	241,163
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series 2012-GC6 Class A3
3.48%, 01/10/45 (b)	597,743	615,510
Series 2012-GCJ7 Class A4
3.38%, 05/10/45 (b)	398,425	407,871
Series 2013-GC12 Class AAB
2.68%, 06/10/46 (b)	275,000	275,931
Series 2013-GC13 Class A5
4.06%, 07/10/46 (a)(b)(j)	649,000	694,888
Series 2013-GC14 Class A5
4.24%, 08/10/46 (b)	700,000	750,692
Series 2014-GC20 Class A3
3.68%, 04/10/47 (b)	255,750	261,722
Series 2016-GS4, Class A4
3.44%, 11/10/49 (b)	365,000	376,033
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-C6 Class A3
3.51%, 05/15/45 (b)	348,597	360,049
Series 2012-CBX Class A4
3.48%, 06/15/45 (b)	250,000	257,451
Series 2013-C12 Class ASB
3.16%, 07/15/45 (b)	315,000	320,086
Series 2011-C5 Class A3
4.17%, 08/15/46 (b)	328,256	344,105
Series 2014-C20 Class A4A1
3.54%, 07/15/47 (b)	300,000	310,403
Series 2014-C26 Class ASB
3.29%, 01/15/48 (b)	600,000	614,585
Series 2015-C29 Class A4
3.61%, 05/15/48 (b)	1,000,000	1,038,153
Series 2015-C28 Class A4
3.23%, 10/15/48 (b)	2,000,000	2,028,963
Series 2015-C32 Class A2
2.82%, 11/15/48 (b)	600,000	605,213
Series 2015-C33 Class A4
3.77%, 12/15/48 (b)	450,000	472,483
Series 2015-JP1 Class A4
3.65%, 01/15/49 (b)	600,000	625,840
JPMDB Commercial Mortgage Securities Trust
Series 2017-C5, Class A1
2.10%, 03/15/50 (b)	455,491	452,849
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5 Class A4
3.18%, 08/15/45 (b)	430,000	438,529
Series 2013-C10 Class A4
4.08%, 07/15/46 (a)(b)(j)	180,000	191,614
Series 2014-C14 Class A3
3.67%, 02/15/47 (b)	855,000	879,218
Series 2014-C16, Class A2
2.85%, 06/15/47 (b)	400,000	403,110
Series 2014-C16 Class A5
3.89%, 06/15/47 (b)	200,000	210,915
Series 2015-C24 Class ASB
3.48%, 05/15/48 (b)	1,000,000	1,032,685
Series 2013-C8, Class AS
3.38%, 12/15/48 (b)	80,000	80,510
Series 2016-C29, Class A2
2.79%, 05/15/49 (b)	300,000	302,106
Morgan Stanley Capital I Trust
Series 2012-C4 Class A4
3.24%, 03/15/45 (b)	300,000	306,270
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
2.85%, 12/10/45 (b)	500,000	502,326
Series 2013-C5 Class A4
3.18%, 03/10/46 (b)	1,850,000	1,885,595

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12 Class A4
4.22%, 07/15/46 (a)(b)(j)	640,000	684,520
Series 2015-C28, Class A3
3.29%, 05/15/48 (b)	1,210,000	1,235,314
Series 2015-C31 Class A3
3.43%, 11/15/48 (b)	500,000	514,265
Series 2014-LC16 Class A4
3.55%, 08/15/50 (b)	875,000	905,694
Series 2015-C30 Class A4
3.66%, 09/15/58 (b)	560,000	584,100
Series 2016-NXS5, Class A4
3.37%, 01/15/59 (b)	575,000	588,205
WFRBS Commercial Mortgage Trust
Series 2012-C7 Class A1
2.30%, 06/15/45 (b)	176,884	177,175
Series 2013-C14 Class A5
3.34%, 06/15/46 (b)	547,687	563,050
Series 2013-C15 Class A4
4.15%, 08/15/46 (a)(b)(j)	520,000	555,696
Series 2014-C19 Class A4
3.83%, 03/15/47 (b)	100,000	105,051
Series 2014-C20 Class ASB
3.64%, 05/15/47 (b)	1,780,000	1,842,558
Series 2013-C12 Class A4
3.20%, 03/15/48 (b)	545,000	556,723
		92,451,164

Mortgage-Backed Securities Pass-Through 28.0%
Fannie Mae
5.00%, 02/01/18 to 09/01/39 (b)(g)	3,530,639	3,834,104
4.50%, 03/01/18 to 04/01/41 (b)(g)	1,383,326	1,485,200
4.50%, 05/01/18 to 10/01/46 (b)	19,468,655	20,871,808
4.00%, 06/01/18 to 10/01/47 (b)	83,794,541	87,914,480
3.50%, 10/01/18 to 10/01/47 (b)	126,277,998	130,137,702
6.00%, 10/01/18 to 07/01/41 (b)	3,657,380	4,136,445
7.00%, 11/01/18 to 03/01/37 (b)	21,441	24,989
6.50%, 05/01/19 to 05/01/40 (b)	1,523,932	1,718,702
5.50%, 08/01/23 to 08/01/41 (b)	8,164,122	9,055,784
5.00%, 03/01/24 to 08/01/43 (b)	9,618,148	10,459,980
4.00%, 04/01/24 to 05/01/41 (b)(g)	7,665,639	8,055,138
8.50%, 05/01/25 (b)	1,970	2,144
3.00%, 12/01/25 to 04/01/47 (b)	132,795,301	133,867,314
2.50%, 07/01/27 to 02/01/43 (b)	37,969,570	37,968,557
2.00%, 02/01/28 to 01/01/32 (b)	1,537,938	1,509,436
5.50%, 07/01/29 to 09/01/38 (b)(g)	1,340,093	1,485,415
6.00%, 07/01/35 to 10/01/39 (b)(g)	1,328,417	1,501,944
3.50%, 10/01/40 to 06/01/45 (b)(g)	18,804,782	19,334,415
3.00%, 07/01/43 to 10/01/46 (b)(g)	11,580,196	11,595,915
Fannie Mae TBA
2.00%, 01/01/33 (b)(f)	3,000,000	2,921,953
2.50%, 01/01/33 to 01/01/48 (b)(f)	5,500,000	5,441,742
3.00%, 01/01/33 to 01/01/48 (b)(f)	30,000,000	30,234,277
3.50%, 01/01/33 to 01/01/48 (b)(f)	31,500,000	32,365,895
4.00%, 01/01/48 (b)(f)	19,500,000	20,393,432
4.50%, 01/01/48 (b)(f)	17,000,000	18,089,062
Freddie Mac
4.00%, 04/01/18 to 09/01/47 (b)	38,051,284	39,913,704
5.00%, 06/01/18 to 08/01/39 (b)(g)	1,306,565	1,420,615
5.50%, 11/01/18 to 06/01/41 (b)	5,734,523	6,343,814
4.50%, 05/01/19 to 06/01/47 (b)	14,117,299	15,064,524
5.00%, 03/01/21 to 04/01/44 (b)	8,034,465	8,751,771
6.00%, 05/01/21 to 05/01/40 (b)	3,400,369	3,845,031
6.50%, 09/01/22 to 09/01/39 (b)	278,761	309,193
4.50%, 07/01/23 to 07/01/39 (b)(g)	523,925	555,982
2.00%, 08/01/23 to 12/01/31 (b)	1,470,887	1,443,155
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.50%, 05/01/24 to 02/01/40 (b)(g)	694,080	765,768
3.00%, 12/01/25 to 04/01/47 (b)	77,533,298	78,125,678
3.50%, 12/01/25 to 10/01/47 (b)	85,067,887	87,713,844
2.50%, 07/01/27 to 11/01/46 (b)	26,909,556	26,912,997
6.00%, 09/01/32 to 10/01/37 (b)(g)	316,896	357,641
6.50%, 12/01/33 (b)(g)	222,829	253,401
3.00%, 01/01/43 to 09/01/46 (b)(g)	11,337,304	11,366,081
4.00%, 05/01/44 (b)(g)	1,392,674	1,457,760
Freddie Mac TBA
2.00%, 01/01/33 (b)(f)	1,500,000	1,461,914
2.50%, 01/01/33 (b)(f)	3,500,000	3,494,258
3.00%, 01/01/33 to 01/01/48 (b)(f)	27,000,000	27,181,457
3.50%, 01/01/33 to 01/01/48 (b)(f)	30,500,000	31,354,559
4.00%, 01/01/48 (b)(f)	24,500,000	25,621,640
4.50%, 01/01/48 (b)(f)	8,500,000	9,036,563
Ginnie Mae
5.00%, 12/15/19 to 09/20/46 (b)	9,161,129	9,958,640
6.50%, 05/15/24 to 01/15/35 (b)	100,025	115,596
4.00%, 12/15/24 to 03/20/47 (b)	42,286,721	44,385,817
5.50%, 04/20/26 to 12/20/45 (b)	3,134,912	3,467,145
3.50%, 05/20/26 to 03/20/47 (b)	63,577,827	65,960,784
3.00%, 01/20/27 to 02/20/47 (b)	64,653,900	65,452,419
2.50%, 03/20/27 to 07/20/46 (b)	2,779,956	2,786,546
6.00%, 12/20/31 to 06/15/41 (b)	2,100,891	2,350,082
5.50%, 04/15/33 (b)(g)	200,250	222,588
5.00%, 05/15/33 to 07/20/39 (b)(g)	590,561	644,114
4.50%, 09/15/33 to 02/20/47 (b)	18,167,209	19,258,462
6.00%, 09/20/37 (b)(g)	249,645	276,353
4.50%, 03/20/39 (b)(g)	329,455	349,757
3.00%, 01/20/43 to 11/20/46 (b)(g)	30,233,911	30,575,848
3.50%, 08/20/44 to 07/20/46 (b)(g)	32,655,741	33,813,371
Ginnie Mae TBA
2.50%, 01/01/48 (b)(f)	2,000,000	1,953,125
3.00%, 01/01/48 (b)(f)	15,000,000	15,136,412
3.50%, 01/01/48 (b)(f)	28,000,000	28,947,409
4.00%, 01/01/48 (b)(f)	14,500,000	15,116,250
4.50%, 01/01/48 (b)(f)	6,000,000	6,294,375
Government National Mortgage Association
3.00%, 12/15/26 to 03/20/46 (b)	5,139,700	5,212,847
2.50%, 08/20/28 to 01/20/47 (b)	2,146,552	2,125,812
6.50%, 10/20/37 (b)	101,597	120,529
5.00%, 07/15/38 to 07/20/47 (b)	939,917	1,015,639
4.50%, 06/15/39 to 10/20/47 (b)	2,560,796	2,707,135
4.00%, 06/20/39 to 05/20/47 (b)	11,483,619	12,040,143
3.50%, 04/15/42 to 09/20/47 (b)	29,661,130	30,704,976
5.50%, 04/20/43 to 11/20/44 (b)	413,624	457,946
		1,378,607,303
Total Securitized
(Cost $1,504,673,265)		1,496,648,089

Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.21% (e)	955,884	955,884
Total Other Investment Company
(Cost $955,884)		955,884

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 5.8% of net assets

Government Related 5.8%
Federal Home Loan Bank
0.75%, 01/02/18 (i)	39,000,000	39,000,000
1.18%, 01/03/18 (i)	25,000,000	24,999,100
1.19%, 01/09/18 (i)	25,000,000	24,993,775
1.25%, 01/11/18 (i)	10,000,000	9,996,800
1.09%, 01/12/18 (i)	18,000,000	17,993,592
1.17%, 01/12/18 (i)	30,000,000	29,989,320
1.24%, 01/16/18 (i)	25,000,000	24,987,550
1.24%, 01/18/18 (i)	25,000,000	24,985,775
1.22%, 01/23/18 (i)	30,000,000	29,977,590
1.25%, 01/26/18 (i)	30,000,000	29,974,410
1.25%, 02/02/18 (i)	25,000,000	24,971,800
1.28%, 02/22/18 (i)	5,000,000	4,990,720
Total Short-Term Investments
(Cost $286,857,773)		286,860,432
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $30,525,867 or 0.6% of net assets.
(d)	Guaranteed by the Republic of Germany.
(e)	The rate shown is the 7-day yield.
(f)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g)	All or a portion of this security is held as collateral for delayed-delivery securities.
(h)	Zero Coupon Bond.
(i)	The rate shown is the purchase yield.
(j)	Security is a type of structured mortgage-backed security (MBS) that involves tranching (i.e. dividing) the underlying MBS pools’ cash flows into securities that have varying coupon and principal payback profiles. Tranches pay an investor an interest rate, which is determined by a formula set forth in the security’s offering documents. The floating interest rate may reset once a year and is generally tied to the London Interbank Offered Rate (LIBOR), the Constant Maturity Treasury (CMT), or the Cost of Funds Index (COFI). LIBOR is the interest rate banks charge each other for short-term loans. The CMT is an index published by the Federal Reserve Board to compute an index based on the monthly average yield of a range of Treasury securities maturing at different periods, adjusted to the equivalent of a one-year maturity. The COFI is a regional index of the average interest expenses paid by financial institutions on money market accounts, passbooks, CDs, and other liabilities. A variable interest rate can also be affected by the current WAC (Weighted Average Coupon), which is the weighted average gross interest rate of the securitized asset pool and is determined by the different speeds at which the underlying mortgages are paid down.
(k)	Variable rate is determined by formula set forth in the security’s offering documents and is affected by the current WAC (Weighted Average Coupon), which is the weighted average gross interest rate of the securitized asset pool and is determined by the different speeds at which the underlying mortgages are paid down.
(l)	Variable rate is determined by formula set forth in the security’s offering documents and is affected by the MBS (Mortgage-Backed Securities) pass-through rate, which is the rate earned from a securitized asset pool once management fees and guarantee fees have been paid to the securitizing corporation.
(m)	Security converts to floating rate after the fixed-rate coupon period.

CD —	Certificate of deposit
GO —	General obligation
LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans
RB —	Revenue bond
REIT —	Real Estate Investment Trust
TBA —	To-be-announced
USD —	Unified school district

See financial notes

Schwab Fixed-Income ETFs  |  Annual Report

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2017 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Corporates [1]	$—	$1,259,839,135	$—	$1,259,839,135
Treasuries	—	1,810,833,037	—	1,810,833,037
Government Related[1]	—	329,520,383	—	329,520,383
Securitized [1]	—	1,496,648,089	—	1,496,648,089
Other Investment Company[1]	955,884	—	—	955,884
Short-Term Investments[1]	—	286,860,432	—	286,860,432
Total	$955,884	$5,183,701,076	$—	$5,184,656,960
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2017. Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Statement of Assets and Liabilities

As of December 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $5,175,531,314)		$5,184,656,960
Cash		17,739
Receivables:
Investments sold		62,279,958
Interest		28,962,147
Dividends		9,509
Foreign tax reclaims	+	881
Total assets		5,275,927,194
Liabilities
Payables:
Investments bought		46,338,831
Investments bought — Delayed delivery		294,155,198
Investment adviser fees		164,870
Distributions to shareholders	+	9,574,800
Total liabilities		350,233,699
Net Assets
Total assets		5,275,927,194
Total liabilities	–	350,233,699
Net assets		$4,925,693,495
Net Assets by Source
Capital received from investors		4,934,772,320
Net investment income not yet distributed		401,338
Net realized capital losses		(18,605,809)
Net unrealized capital appreciation		9,125,646

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,925,693,495		94,600,000		$52.07

Schwab Fixed-Income ETFs  |  Annual Report
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Schwab U.S. Aggregate Bond ETF
Statement of Operations

For the period January 1, 2017 through December 31, 2017
Investment Income
Dividends		$208,270
Interest	+	90,249,587
Total investment income		90,457,857
Expenses
Investment adviser fees		1,572,284
Total expenses	–	1,572,284
Net investment income		88,885,573
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(906,970)
Net change in unrealized appreciation (depreciation) on investments	+	39,801,062
Net realized and unrealized gains		38,894,092
Increase in net assets resulting from operations		$127,779,665

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/17-12/31/17		1/1/16-12/31/16
Net investment income		$88,885,573	$57,834,470
Net realized gains (losses)		(906,970)	4,531,631
Net change in unrealized appreciation (depreciation)	+	39,801,062	(18,239,903)
Increase in net assets resulting from operations		127,779,665	44,126,198
Distributions to Shareholders
Distributions from net investment income		($95,694,640)	($64,137,240)

Transactions in Fund Shares
		1/1/17-12/31/17		1/1/16-12/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		30,800,000	$1,604,905,807	24,200,000	$1,274,995,902
Shares redeemed	+	(400,000)	(20,744,738)	(900,000)	(48,019,484)
Net transactions in fund shares		30,400,000	$1,584,161,069	23,300,000	$1,226,976,418
Shares Outstanding and Net Assets
		1/1/17-12/31/17		1/1/16-12/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		64,200,000	$3,309,447,401	40,900,000	$2,102,482,025
Total increase	+	30,400,000	1,616,246,094	23,300,000	1,206,965,376
End of period		94,600,000	$4,925,693,495	64,200,000	$3,309,447,401
Net investment income not yet distributed			$401,338		$74,126

Schwab Fixed-Income ETFs  |  Annual Report
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Schwab Fixed-Income ETFs
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab U.S. TIPS ETF	Schwab U.S. Dividend Equity ETF™
Schwab Short-Term U.S. Treasury ETF	Schwab International Equity ETF™
Schwab Intermediate-Term U.S. Treasury ETF	Schwab International Small-Cap Equity ETF™
Schwab U.S. Aggregate Bond ETF	Schwab Emerging Markets Equity ETF™
Schwab U.S. Broad Market ETF™	Schwab U.S. REIT ETF™
Schwab 1000 Index® ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Large-Cap ETF™	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Large-Cap Growth ETF™	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. Large-Cap Value ETF™	Schwab Fundamental International Large Company Index ETF
Schwab U.S. Mid-Cap ETF™	Schwab Fundamental International Small Company Index ETF
Schwab U.S. Small-Cap ETF™	Schwab Fundamental Emerging Markets Large Company Index ETF
The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares, typically 50,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
Effective August 1, 2017, the funds adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Bonds and notes: Fixed income investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, spread models that

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
calculate an investment-specific price relative to a benchmark or yield curve models that establish a price based on yields of comparable bonds along a range of maturities. Inputs differ by valuation approach and technique, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable bonds, market trades, projected cash flows, credit reviews and issuer news.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
(b) Accounting Policies for certain Portfolio Investments (if held):
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreements allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Total costs and expenses, including lending agent fees and broker rebates, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
As of December 31, 2017, the funds had no securities on loan.
Inflation-Protected Securities: The Schwab U.S. TIPS ETF invests in inflation-protected securities. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-protected security will be included as an addition or reduction to interest income on the Statement of Operations, even though investors do not receive their principal until maturity.
TBA Commitments: The Schwab U.S. Aggregate Bond ETF may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date. Payments or proceeds of TBA commitments are not delivered until the contractual settlement date. Unsettled TBA commitments are valued at the current market value generally according to the procedures described above in the Security Valuation section. The fund’s use of TBA commitments may cause the fund to experience higher portfolio turnover and higher transaction costs.
Agency MBS and TBA Transactions: The Treasury Market Practices Group (TMPG) of the Federal Reserve Bank of New York recommended the margining of certain forward-settling Agency MBS transactions to reduce counterparty credit risk. The TMPG recommended market participants exchange two-way variation margin on a regular basis. The Schwab U.S. Aggregate Bond ETF posts and receives variation margin with certain counterparties in instances where the unrealized gain/loss on such transactions exceeded certain pre-determined thresholds. The variation margin, if any, is disclosed on the Statement of Assets and Liabilities.
In August 2016, the Financial Industry Regulatory Authority (FINRA) issued amendments to FINRA Rule 4210 (Margin Requirements). The rule was amended to include the margining of certain forward-settling MBS transactions, including TBAs, and includes some of the practices recommended by the TMPG. The amendments, which will go into effect on June 25, 2018, include provisions regarding the posting and receiving of variation margin with certain counterparties in instances where the unrealized gain/loss on such TBA transactions exceeds certain pre-determined thresholds. Management believes the funds are already in compliance with the amendments that will go into effect on June 25, 2018, and intend to comply with all changes.
Delayed Delivery Transactions and When-Issued Securities: During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds’ Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Pursuant to the Amended and Restated Investment Advisory Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the trust, the investment adviser will pay the operating expenses of each fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund. Prior to March 1, 2017, under the previous investment advisory agreement, the funds were responsible for interest expenses.
(f) U.S. Treasury, Agency Debt & Agency Mortgage-Backed Securities Charges:
Due to market conditions or other reasons, delivery of U.S. Treasury securities, agency debt and agency mortgage-backed securities may not occur on a timely basis. In these instances, a fund may fail to receive a security purchased causing the fund to be unable to deliver a security sold. The TMPG recommends voluntary fail charges when securities are not delivered as agreed by the parties. These fails charges are included in net realized gains (losses) on each fund’s Statement of Operations, if any.
(g) Distributions to Shareholders:
The funds make distributions from net investment income, if any, monthly and from net realized capital gains, if any, once a year.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management believes these changes will have no impact to the funds.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Financial Notes (continued)

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The funds are not actively managed. Therefore, the funds follow the securities included in an index during upturns as well as downturns. Because of their indexing strategy, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of each fund’s expenses, each fund’s performance may be below that of their respective index.
Interest Rate Risk. The funds are subject to the risk that interest rates will rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and total return) also may be low or a fund may be unable to maintain positive returns. Changes in interest rates also may affect a fund’s share price: a rise in interest rates could cause a fund’s share price to fall. The risk is greater when a fund holds fixed income securities with longer maturities. A fund may also lose money if interest rates rise sharply. The longer a fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. For example, a fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise. Duration is an estimate of a security’s (or portfolio of securities) sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.
Certain countries have recently experienced negative interest rates on certain fixed-income securities. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates. Rising interest rates may decrease liquidity in the fixed-income securities markets, making it more difficult for a fund to sell its fixed-income securities holdings at a time when the investment adviser might wish to sell such securities. In addition, decreased market liquidity also may make it more difficult to value some or all of a fund’s fixed-income securities holdings. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. To the extent that the investment adviser of a fund anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall. Inflation-protected securities may react differently to interest rate changes than other types of debt securities and tend to react to changes in “real” interest rates.
Credit Risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
Inflation Protected Security Risk. The value of inflation-protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
Sampling Index Tracking Risk. To the extent a fund uses statistical sampling techniques, the fund will not fully replicate the index and may hold securities not included in the index. As a result, a fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if a fund purchased all of the securities in its index.
Tracking Error Risk. As index funds, the funds seek to track the performance of an index, although they may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error”. Tracking error can be caused by many factors and it may be significant.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are near historic lows in relation to market size, which could potentially lead to decreased liquidity. In such cases, a fund, due to limitations on investments in illiquid securities and

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Financial Notes (continued)

3. Risk Factors (continued):
the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Mortgage-Backed and Mortgage Pass-Through Securities Risk. With respect to the Schwab U.S. Aggregate Bond ETF, certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates—both increases and decreases—may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities often occur through TBA transactions, as described in the fund’s prospectus. Default by or bankruptcy of a counterparty to a TBA transaction could expose the fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
Prepayment and Extension Risk. With respect to the Schwab U.S. Aggregate Bond ETF, certain of the funds’ investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause a fund to hold securities paying lower-than-market rates of interest, which could hurt a fund’s yield or share price.
Non-U.S. Issuer Risk. The Schwab U.S. Aggregate Bond ETF may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities to the extent such bonds are included in the fund’s index. The fund’s investments in bonds of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with bonds issued by non-U.S. corporations and entities in emerging markets.
Derivatives Risk. The Schwab U.S. Aggregate Bond ETF may invest in derivatives instruments. The principal types of derivatives used by the fund are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk, credit risk, liquidity risk, and leverage risk are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack-of-availability risk, valuation risk, correlation risk and tax risk. Lack-of-availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Leverage Risk. With respect to the Schwab U.S. Aggregate Bond ETF, certain fund transactions, such as TBA transactions or derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Concentration Risk. With respect to the Schwab U.S. Aggregate Bond ETF, to the extent that the fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

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Schwab Fixed-Income ETFs
Financial Notes (continued)

3. Risk Factors (continued):
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of a fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of the fund shares may deviate, sometimes significantly, from NAV during periods of market volatility. (See the unaudited Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to a fund’s daily NAV.)
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.
For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
0.05%	0.06%	0.06%	0.04%
Prior to March 1, 2017, the advisory fees of the Schwab U.S. TIPS ETF was 0.07%. In addition, advisory fees for each fund will cover interest expense, which was previously excluded.
Investment from Affiliates
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab funds as of December 31, 2017, as applicable:
	Underlying Funds
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Schwab Target 2010 Index Fund	0.0%*	0.0%*	0.1%
Schwab Target 2015 Index Fund	0.0%*	0.0%*	0.1%
Schwab Target 2020 Index Fund	0.1%	0.1%	0.4%
Schwab Target 2025 Index Fund	0.0%*	0.1%	0.4%
Schwab Target 2030 Index Fund	-%	0.1%	0.4%
Schwab Target 2035 Index Fund	-%	0.0%*	0.2%
Schwab Target 2040 Index Fund	-%	0.0%*	0.1%
Schwab Target 2045 Index Fund	-%	0.0%*	0.1%
Schwab Target 2050 Index Fund	-%	0.0%*	0.0%*
Schwab Target 2055 Index Fund	-%	0.0%*	0.0%*
Schwab Target 2060 Index Fund	-%	0.0%*	0.0%*
Schwab VIT Balanced Portfolio	0.0%*	-%	0.4%
Schwab VIT Balanced with Growth Portfolio	0.1%	-%	0.8%
Schwab VIT Growth Portfolio	0.0%*	-%	0.4%
* Less than 0.05%

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Schwab Fixed-Income ETFs
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $555 million line of credit (the Syndicated Credit Facility), which matured on October 5, 2017. On October 5, 2017, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $605 million. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, CSIM paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility. Effective October 3, 2017, where applicable, CSIM paid the commitment fees and any interest expense charged on any borrowings by a fund, since these expenses are now included in the advisory fee.
On December 1, 2017, the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. Since March 1, 2017, where applicable, CSIM paid any interest expense charged. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

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Schwab Fixed-Income ETFs
Financial Notes (continued)

8. Purchases and Sales/Maturities of Investment Securities:
For the period ended December 31, 2017, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Long-Term U.S. Government Securities*	Purchases of Other Long-Term Securities	Total Purchases of Long-Term Securities
Schwab U.S. TIPS ETF	$634,639,198	$—	$634,639,198
Schwab Short-Term U.S. Treasury ETF	1,425,443,065	—	1,425,443,065
Schwab Intermediate-Term U.S. Treasury ETF	450,430,531	—	450,430,531
Schwab U.S. Aggregate Bond ETF	4,759,479,652	769,821,220	5,529,300,872
	Sales/Maturities of Long-Term U.S. Government Securities	Sales/Maturities of Other Long-Term Securities	Total Sales/Maturities of Long-Term Securities
Schwab U.S. TIPS ETF	$417,544,960	$—	$417,544,960
Schwab Short-Term U.S. Treasury ETF	1,163,785,939	—	1,163,785,939
Schwab Intermediate-Term U.S. Treasury ETF	293,713,456	—	293,713,456
Schwab U.S. Aggregate Bond ETF	3,664,515,724	282,285,316	3,946,801,040
*Includes securities guaranteed by U.S. Government Agencies.

9. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of fixed-income securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Due to the composition of the portfolio of the Schwab U.S. Aggregate Bond ETF, consideration for the subscription and redemption of Creation Units generally is cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of the fund.
The in-kind transactions for the period ended December 31, 2017, were as follows:
	In-Kind Purchases of Securities	In-Kind Sales of Securities
Schwab U.S. TIPS ETF	$1,067,592,614	$84,777,570
Schwab Short-Term U.S. Treasury ETF	882,873,642	360,351,833
Schwab Intermediate-Term U.S. Treasury ETF	280,232,663	57,619,404
Schwab U.S. Aggregate Bond ETF	—	—
For the period ended December 31, 2017, the funds (except for the Schwab U.S. Aggregate Bond ETF) realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended December 31, 2017 are disclosed in the funds’ Statements of Operations, if any.

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Schwab Fixed-Income ETFs
Financial Notes (continued)

10. Federal Income Taxes
As of December 31, 2017, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Tax cost	$2,881,841,595	$2,191,992,355	$1,182,252,581	$5,178,018,946
Gross unrealized appreciation	$11,624,346	$782	$3,469	$42,220,465
Gross unrealized depreciation	(10,402,395)	(18,001,003)	(21,441,731)	(35,582,451)
Net unrealized appreciation (depreciation)	$1,221,951	($18,000,221)	($21,438,262)	$6,638,014
As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Undistributed ordinary income	$702,476	$—	$25,741	$401,338
Net unrealized appreciation (depreciation) on investments	1,221,951	(18,000,221)	(21,438,262)	6,638,014
Net other unrealized appreciation (depreciation)	—	—	—	—
Total	$1,924,427	($18,000,221)	($21,412,521)	$7,039,352
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2017, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
December 31, 2018	$39	$366	$2,072	$—
No expiration	11,922,565	5,054,535	4,271,118	16,118,177
Total	$11,922,604	$5,054,901	$4,273,190	$16,118,177
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2017, the funds had no capital losses deferred and no capital loss carryforwards utilized.
The tax basis components of distributions paid during the current and prior fiscal years were:
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Current period distributions
Ordinary income	$46,465,385	$20,557,590	$16,446,695	$95,694,640
Long-term capital gains	—	—	—	—
Prior period distributions
Ordinary income	$20,877,300	$9,710,295	$9,572,870	$64,137,240
Long-term capital gains	—	—	—	—

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Schwab Fixed-Income ETFs
Financial Notes (continued)

10. Federal Income Taxes (continued):
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of December 31, 2017, the funds made the following reclassifications:
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Capital shares	$1,732,447	$53,876	$529,062	$—
Undistributed net investment income	(25)	—	(1,860)	7,136,279
Net realized gains and losses	(1,732,422)	(53,876)	(527,202)	(7,136,279)
For the period ended December 31, 2017, the following funds (except for the Schwab U.S. Aggregate Bond ETF) reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 9) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:
Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
$2,191,716	$70,955	$611,499	$—
As of December 31, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the funds did not incur any interest or penalties.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Schwab Fixed-Income ETFs
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF (four of the funds constituting Schwab Strategic Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2018
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.

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Schwab Fixed-Income ETFs
Other Federal Tax Information (unaudited)

For the fiscal year ended December 31, 2017, the Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF designate 100%, 100%, 100% and 90.22% of income dividends as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations, respectively.

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Schwab Fixed-Income ETFs
Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of December 31, 2017
The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (Exchange), the secondary market for shares of each fund, was at a discount or premium to such fund’s daily NAV. The “Market Price” of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund’s NAV is calculated. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. Shares are bought and sold at market prices, which may be higher or lower than the NAV. The data presented below represents past performance and cannot be used to predict future results. The chart does not include days in which the NAV equals the Market Price.
	Number of Days Market Price Above NAV				Number of Days Market Price Below NAV
	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points
Schwab U.S. TIPS ETF
Commencement of trading
8/5/10 through 12/31/17	1,189	3	—	—	536	1	—	—
Schwab Short-Term U.S. Treasury ETF
Commencement of trading
8/5/10 through 12/31/17	968	—	—	—	376	—	—	—
Schwab Intermediate-Term U.S. Treasury ETF
Commencement of trading
8/5/10 through 12/31/17	1,028	—	—	—	583	1	—	—
Schwab U.S. Aggregate Bond ETF
Commencement of trading
7/14/11 through 12/31/17	1,374	4	—	—	194	2	—	—

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Schwab Fixed-Income ETFs
Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (public policy think tank) (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)

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Schwab Fixed-Income ETFs
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Co-CEO, Colgin Cellars, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Schwab Fixed-Income ETFs
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director (May 2008 – present), President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President (July 2015 – present), Chief Financial Officer (July 2015 – Aug. 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (investment management firm) (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (investment management firm) (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of the investment adviser for the trusts in the Fund Complex. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Glossary

ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset-backed securities  Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
Bloomberg Barclays U.S. 1 – 3 Year Treasury Bond Index  An index that includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade, and have $250 million or more of outstanding face value.
Bloomberg Barclays U.S. 3 – 10 Year Treasury Bond Index  An index that measures the performance of U.S. Treasury securities that have a remaining maturity of greater than or equal to three years but less than 10 years, are rated investment grade and have $250 million or more of outstanding face value.
Bloomberg Barclays U.S. Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)  An index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.
bid  The highest price at which someone is willing to buy a security.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
call  An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
coupon, coupon rate  The annual rate of interest paid until maturity by the issuer of a debt security.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
credit quality  The capacity of an issuer to make its interest and principal payments; an assessment typically rendered by an independent third-party organization.
credit risk  The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
duration  A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration  A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
face value  The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
interest  Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity  The ability to convert a security or asset quickly into cash.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
maturity  The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of mortgage loans.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
prepayment risk  The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
primary market  The market that deals with the issuance of new securities.
replication  If a fund uses a full replication method, the fund will invest substantially all of its assets proportionately in the securities included in the underlying index.
sampling  If a fund uses a sampling method, the fund will not fully replicate the underlying index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index as closely as a fund that uses a full replication method.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.
Treasury inflation protected security (TIPS)  A United States Treasury bond whose principal increases at the same rate as the Consumer Price Index (CPI).The interest payment is then calculated off that inflated (adjusted) principal and repaid at maturity.
weighted average  For mutual funds or ETFs, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab ETF™ direct investors:    1-800-407-0256
© 2017 Schwab ETFs. All rights reserved.

Schwab Fixed-Income ETFs  |  Annual Report

Notes

Schwab Fixed-Income ETFs
Schwab ETFs™

Schwab ETFs are designed to be low-cost, diversified investments which follow broad market indices and provide exposure to specific segments of the market. These ETFs can serve as part of the foundation of a diversified portfolio. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabfunds.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.

Schwab ETFs™
U.S. ETFs
Schwab U.S. Broad Market ETF™
Schwab 1000 Index® ETF
Schwab U.S. Large-Cap ETF™
Schwab U.S. Large-Cap Growth ETF™
Schwab U.S. Large-Cap Value ETF™
Schwab U.S. Mid-Cap ETF™
Schwab U.S. Small-Cap ETF™
Schwab U.S. Dividend Equity ETF™
Schwab U.S. REIT ETF™
International ETFs
Schwab International Equity ETF™
Schwab International Small-Cap Equity ETF™
Schwab Emerging Markets Equity ETF™
Fixed Income ETFs
Schwab U.S. TIPS ETF™
Schwab Short-Term U.S. Treasury ETF™
Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Aggregate Bond ETF™
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Schwab ETFs™
1-877-824-5615
© 2018 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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MFR60171-07
00204819

Item 2:	Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

Registrant is composed of twenty-one series. Four series have a fiscal year-end of December 31, whose annual financial statements are reported in Item 1, seven series have a fiscal year-end of February 28 and ten series have a fiscal year-end of August 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the twenty-one series, based on their respective 2017 and 2016 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2016
$488,203	$488,203	$0	$0	$86,763	$80,863	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1)	Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)	There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2017: $86,763                        2016: $80,863

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act. The Registrant’s audit committee members are Kiran M. Patel, Robert W. Burns, John F. Cogan and Kimberly S. Patmore.

Item 6:	Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Strategic Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: February 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: February 16, 2018

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date: February 16, 2018